                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
                                 P.O. Box 182150
                            Columbus, Ohio 43218-2150
                       (800) 547-7548, TDD (800) 238-3035

      CORPORATE FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICIES
             ISSUED BY NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
                  THROUGH ITS NATIONWIDE VL SEPARATE ACCOUNT-D


The life insurance policies offered by this prospectus are corporate flexible premium variable universal life insurance policies (the "Policies"). The Policies are designed for use by corporations and employers, to provide life insurance coverage and the flexibility to vary the amount and frequency of premium payments. The Policies also may provide a Cash Surrender Value if the Policy is terminated during the lifetime of the Insured. The death benefit and Cash Value of the Policies may vary to reflect the experience of Nationwide VL Separate Account-D (the "Variable Account") or the Fixed Account to which Cash Values are allocated.

The Policies described in this prospectus meet the definition of "life insurance" under Section 7702 of the Internal Revenue Code (the "Code").

The Policy Owner may allocate Net Premiums and Cash Value to one or more of the Sub-Accounts and the Fixed Account. The assets of each Sub-Account will be used to purchase, at Net Asset Value, shares of a designated Underlying Mutual Fund in the following series:

DREYFUS VARIABLE INVESTMENT FUND
    -  Quality Bond Portfolio

FIDELITY VARIABLE INSURANCE PRODUCTS FUND
    -  Overseas Portfolio: Service Class

GOLDMAN SACHS VARIABLE INSURANCE TRUST
    -  Goldman Sachs VIT Global Income Fund

INVESCO VARIABLE INVESTMENT FUNDS, INC.
    -  INVESCO VIF - Dynamics Portfolio
    -  INVESCO VIF - Growth Portfolio
    -  INVESCO VIF - Health Sciences Portfolio
    -  INVESCO VIF - High Yield Portfolio
    -  INVESCO VIF - Industrial Income Portfolio
    -  INVESCO VIF - Realty Portfolio
    -  INVESCO VIF - Small Company Growth Portfolio
    -  INVESCO VIF - Technology Portfolio
    -  INVESCO VIF - Total Return Portfolio
    -  INVESCO VIF - Utilities Portfolio

NATIONWIDE SEPARATE ACCOUNT TRUST ("NSAT")
    -  Capital Appreciation Fund
    -  Government Bond Fund
    -  Money Market Fund
    -  Total Return Fund
    -  Nationwide Balanced Fund
    -  Nationwide Equity Income Fund
    -  Nationwide Global Equity Fund
    -  Nationwide High Income Bond Fund*
    -  Nationwide Multi Sector Bond Fund
    -  Nationwide Select Advisers Mid Cap Fund
    -  Nationwide Small Cap Value Fund
    -  Nationwide Small Company Fund
    -  Nationwide Strategic Growth Fund
    -  Nationwide Strategic Value Fund

SALOMON BROTHERS VARIABLE SERIES FUNDS INC.
    -  Investors Fund

*These underlying mutual funds may invest in lower quality debt securities commonly referred to as junk bonds.

In the future, additional underlying mutual funds managed by certain financial institutions or brokerage firms may be added to the variable account. These additional underlying mutual funds may be offered exclusively to purchasing customers of the particular financial institution or brokerage firm.

The Company may limit the number of Underlying Mutual Funds available to corporate purchasers and employers.

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY (THE "COMPANY") GUARANTEES THAT THE DEATH BENEFIT FOR A POLICY WILL NEVER BE LESS THAN THE SPECIFIED AMOUNT STATED ON THE POLICY DATA PAGES AS LONG AS THE POLICY IS IN FORCE. THERE IS NO GUARANTEED CASH SURRENDER VALUE. IF THE CASH SURRENDER VALUE IS INSUFFICIENT TO COVER THE CHARGES UNDER THE POLICY, THE POLICY WILL LAPSE WITHOUT VALUE. THIS PROSPECTUS GENERALLY DESCRIBES ONLY THAT PORTION OF THE CASH VALUE ALLOCATED TO THE VARIABLE ACCOUNT. FOR A BRIEF SUMMARY OF THE FIXED ACCOUNT, SEE "THE FIXED ACCOUNT OPTION."

INVESTMENTS IN THESE POLICIES ARE NOT DEPOSITS OR OBLIGATIONS OF, AND ARE NOT GUARANTEED OR ENDORSED BY, ANY ADVISER OF THE UNDERLYING MUTUAL FUNDS, THE U.S. GOVERNMENT, OR ANY BANK OR BANK AFFILIATE. INVESTMENTS ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY. ANY INVESTMENT IN THE POLICY INVOLVES CERTAIN INVESTMENT RISK WHICH MAY INCLUDE THE POSSIBLE LOSS OF PRINCIPAL.

THE BENEFITS DESCRIBED IN THIS PROSPECTUS MAY NOT BE AVAILABLE IN EVERY JURISDICTION. PLEASE REFER TO YOUR POLICY FOR SPECIFIC BENEFIT INFORMATION.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THE PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE SECURITIES AND EXCHANGE COMMISSION MAINTAINS A WEB SITE, www.sec.gov, THAT CONTAINS ANY MATERIAL INCORPORATED BY REFERENCE RELATING TO THIS PROSPECTUS.

THIS PROSPECTUS SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE. A PROSPECTUS FOR THE UNDERLYING MUTUAL FUND OPTIONS(S) BEING CONSIDERED MUST ACCOMPANY THIS PROSPECTUS AND SHOULD BE READ IN CONJUNCTION HEREWITH.

THE DATE OF THIS PROSPECTUS IS JANUARY 5, 1999.

GLOSSARY OF TERMS

ATTAINED AGE- The Insured's age on the Policy Date, plus the number of full years since the Policy Date.

ACCUMULATION UNIT- An accounting unit of measure used to calculate the Cash Value of the Variable Account.

BENEFICIARY- The person to whom the Death Proceeds are paid.

CASH VALUE- The sum of the Policy values in the Variable Account, Fixed Account and any associated value in the Policy Loan Account.

CASH SURRENDER VALUE- The Policy's Cash Value, less any Indebtedness under the Policy.

CODE- The Internal Revenue Code of 1986, as amended.

COMPANY- Nationwide Life and Annuity Insurance Company.

DEATH PROCEEDS- The amount of money payable to the Beneficiary if the Insured dies while the Policy is in force prior to the Maturity Date.

FIXED ACCOUNT- An investment option which is funded by the General Account of the Company.

GENERAL ACCOUNT- All assets of the Company other than those of the Variable Account or in other separate accounts that have been or may be established by the Company.

GUIDELINE LEVEL PREMIUM- The amount of level annual premium calculated in accordance with the provisions of the Code. It represents the level annual premiums required to mature the Policy under guaranteed mortality and current expense charges, and an interest rate of 4%.

HOME OFFICE- The main office of the Company located in Columbus, Ohio.

INDEBTEDNESS- Amounts owed the Company as a result of Policy loans, including both principal and accrued interest.

INITIAL PREMIUM- The premium required for coverage to become effective on the Policy Date. It is shown on the Policy Data Page.

INSURED- The person whose life is covered by the Policy, and who is named on the Policy Data Page.

MATURITY DATE- The Policy Anniversary on or following the Insured's 100th birthday.

MONTHLY ANNIVERSARY DAY- The same day as the Policy Date for each succeeding month.

NET AMOUNT AT RISK- For any Policy month, the Net Amount at Risk is the death benefit at the beginning of the Policy month minus the Cash Value calculated at the beginning of the Policy month prior to deduction of the base Policy cost of insurance charge.

NET ASSET VALUE- The value of one share of an Underlying Mutual Fund at the end of a market day or at the close of the New York Stock Exchange. Net Asset Value is computed by adding the value of all portfolio holdings plus other assets, deducting liabilities and then dividing the result by the number of shares outstanding.

NET PREMIUMS- Net Premiums are equal to the actual premiums minus the percent of premium charges. The percent of premium charges are shown on the Policy Data Page.

POLICY ANNIVERSARY- The same day and month as the Policy Date for succeeding years.

POLICY CHARGES- All deductions made from the value of the Variable Account or the Policy Cash Value.

POLICY DATE- The date the provisions of the Policy take effect, as shown on the Policy Data Page.

POLICY LOAN ACCOUNT- The portion of the Cash Value which results from Policy Indebtedness.

POLICY OWNER- The person designated in the Policy application as the Owner.

POLICY YEAR- Each year commencing with the Policy Date, and each Policy Anniversary thereafter.

SCHEDULED PREMIUM- The Scheduled Premium is shown on the Policy Data Page.

SPECIFIED AMOUNT- A dollar amount used to determine the death benefit under a Policy. It is shown on the Policy Data Page.

SUB-ACCOUNTS- Separate and distinct divisions of the Variable Account, to which specific Underlying Mutual Fund shares are allocated and for which Accumulation Units are separately maintained.

SURRENDER CHARGE- An amount deducted from the Cash Value if the Policy is surrendered. This amount is zero.

TARGET PREMIUM- The level annual premium at which the sales load is reduced on a current basis.

UNDERLYING MUTUAL FUNDS- The underlying mutual funds which correspond to the Sub-Accounts of the Variable Account.

VALUATION DATE- Each day the New York Stock Exchange and the Home Office are open for business or any other day during which there is sufficient degree of trading that the Cash Value might be materially affected.

VALUATION PERIOD- A period commencing with the close of business on a Valuation Date and ending at the close of business on the next succeeding Valuation Date.

VARIABLE ACCOUNT- Nationwide VL Separate Account-D, a separate investment account of the Company.

TABLE OF CONTENTS
GLOSSARY OF TERMS........................................3
SUMMARY OF THE POLICIES..................................7
     Variable Life Insurance.............................7
     The Variable Account and its Sub-Accounts...........7
     The Fixed Account...................................7
     Deductions and Charges..............................7
     Premiums............................................8
NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY............8
THE VARIABLE ACCOUNT.....................................8
     Investments of the Variable Account.................9
     Reinvestment........................................9
     Transfers..........................................10
     Dollar Cost Averaging..............................11
     Changes Within the Variable Account................11
     Voting Rights......................................12
INFORMATION ABOUT THE POLICIES..........................12
     Underwriting and Issuance..........................12
       -Minimum Requirements for Issuance of a Policy...12
       -Premium Payments................................13
     Allocation of Net Premium and Cash Value...........13
     Short-Term Right to Cancel Policy..................13
POLICY CHARGES..........................................13
     Deductions from Premiums...........................13
     Deductions from Cash Value.........................14
       -Monthly Cost of Insurance.......................14
       -Monthly Administrative Charge...................14
     Deductions from the Sub-Accounts...................15
     Reduction of Charges (Policy and Sub-Accounts).....15
UNDERLYING MUTUAL FUND ANNUAL EXPENSES..................16
HOW THE CASH VALUE VARIES...............................17
     How the Investment Experience is Determined........17
     Net Investment Factor..............................17
     Determining the Cash Value.........................18
     Valuation Periods and Valuation Dates..............18
SURRENDERING THE POLICY FOR CASH........................18
     Right to Surrender.................................18
     Cash Surrender Value...............................18
     Partial Surrenders.................................19
       -Preferred Partial Surrenders....................19
       -Reduction of the Specified Amount...............19
     Maturity Proceeds..................................19
     Income Tax Withholding.............................19
POLICY LOANS............................................20
     Taking a Policy Loan...............................20
     Effect on Investment Performance...................20
     Interest...........................................20
     Effect on Death Benefit and Cash Value.............21
     Repayment..........................................21
HOW THE DEATH BENEFIT VARIES............................21
     Calculation of the Death Benefit...................21
     Proceeds Payable on Death..........................23
RIGHT OF CONVERSION.....................................23
CHANGES OF INVESTMENT POLICY............................23
GRACE PERIOD............................................23
REINSTATEMENT...........................................23
THE FIXED ACCOUNT OPTION................................24
CHANGES IN EXISTING INSURANCE COVERAGE..................24
     Specified Amount Increases.........................24
     Specified Amount Decreases.........................25
     Changes in the Death Benefit Option................25
OTHER POLICY PROVISIONS.................................25
     Policy Owner.......................................25
     Beneficiary........................................25
     Assignment.........................................26
     Incontestability...................................26
     Error in Age ......................................26
     Suicide............................................26
     Nonparticipating Policies..........................26
     Riders.............................................26
LEGAL CONSIDERATIONS....................................26
DISTRIBUTION OF THE POLICIES............................26
CUSTODIAN OF ASSETS.....................................27
TAX MATTERS.............................................27
     Policy Proceeds....................................27
       -Withholding.....................................28
       -Non-Resident Aliens.............................28
       -Federal Estate and Generation
          Skipping Transfer Taxes                       29
     Taxation of the Company............................29
     Tax Changes........................................30
THE COMPANY.............................................30
COMPANY MANAGEMENT......................................31
     Directors of the Company...........................32
     Executive Officers of the Company..................33
OTHER CONTRACTS ISSUED BY THE COMPANY...................33
STATE REGULATION........................................33
REPORTS TO POLICY OWNERS................................34
ADVERTISING.............................................34
YEAR 2000 COMPLIANCE ISSUES.............................34
LEGAL PROCEEDINGS.......................................35
EXPERTS.................................................35
REGISTRATION STATEMENT..................................35
LEGAL OPINIONS..........................................35
APPENDIX A..............................................36
APPENDIX B..............................................46

This prospectus does not constitute an offering in any jurisdiction in which such offering may not lawfully be made. No person is authorized to make any representations in connection with this offering other than those contained in this prospectus.

THE PRIMARY PURPOSE OF THE POLICIES IS TO PROVIDE LIFE INSURANCE PROTECTION FOR THE BENEFICIARY NAMED IN THE POLICY. NO CLAIM IS MADE THAT THE POLICIES ARE IN ANY WAY SIMILAR OR COMPARABLE TO A SYSTEMATIC INVESTMENT PLAN OF A MUTUAL FUND.

SUMMARY OF THE POLICIES

VARIABLE LIFE INSURANCE

The variable life insurance Policies offered by Nationwide Life and Annuity Insurance Company (the "Company") provide for life insurance coverage on the Insured. The Policies may provide for a Cash Surrender Value which is payable if the Policy is terminated during the Insured's lifetime.

The death benefit and Cash Value of the Policies may increase or decrease to reflect the investment performance of the Sub-Accounts or the Fixed Account to which Cash Values are allocated (see "How the Death Benefit Varies"). There is no guaranteed Cash Surrender Value (see "How the Cash Value Varies"). If the Cash Surrender Value is insufficient to pay the Policy Charges, the Policy will lapse without value.

Under certain conditions, a Policy may become a modified endowment contract as a result of a material change or a reduction in benefits as defined by the Internal Revenue Code ("Code"). Excess premiums paid may also cause the Policy to become a modified endowment contract. The Company will monitor premiums paid and other policy transactions and will notify the Policy Owner when the Policy's non-modified endowment contract status is in jeopardy (see "Tax Matters").

THE VARIABLE ACCOUNT AND ITS SUB-ACCOUNTS

The Company places the Policy's Net Premiums in the Variable Account or the Fixed Account at the time the Policy is issued. The Policy Owner selects the Sub-Accounts or the Fixed Account into which the Cash Value will be allocated. In such states which require a return of premiums to those Policy Owners exercising their short-term right to cancel (see "Short Term Right to Cancel Policy"), Net Premiums will be allocated to the Nationwide Separate Account Trust ("NSAT")- Money Market Fund (for any Net Premiums allocated to a Sub-Account on the application) or the Fixed Account until the expiration of the period in which the Policy Owner may exercise his or her short-term right to cancel the Policy. Assets of each Sub-Account are invested at Net Asset Value in shares of corresponding Underlying Mutual Funds (see "Allocation of Net Premium and Cash Value"). For a description of the Underlying Mutual Fund options and their investment objectives, see "Investments of the Variable Account."

THE FIXED ACCOUNT

The Fixed Account is funded by the assets of the General Account. Cash Values allocated to the Fixed Account are credited with interest daily at a rate declared by the Company. The interest rate declared is at the Company's sole discretion, but may never be less than an effective annual rate of 3%. The Fixed Account is not available for Policies issued in the State of Texas.

DEDUCTIONS AND CHARGES

The Company deducts certain charges from the assets of the Variable Account and the Cash Value of the Policy. These charges are made for administrative and sales expenses, state premium taxes, providing life insurance protection and assuming the mortality and expense risks. For a discussion of any charges imposed by the Underlying Mutual Fund options, see the prospectuses of the respective Underlying Mutual Funds.

The Company deducts a sales load from each premium payment received which is guaranteed never to exceed 5.5% of such premium payment during the first seven Policy Years and 2% thereafter. On a current basis, the sales load is 5.5% of the Target Premium plus 3% of premiums in excess of the Target Premium during the first seven Policy Years, and 0% on all premiums thereafter.

The Company also deducts from premium payments a tax expense charge of 3.5%, on both a current and guaranteed basis, of all premium payments. This charge reimburses the Company for premium taxes imposed by various state and local jurisdictions and for federal taxes imposed under Section 848 of the Code. The 3.5% tax expense rate consists of the following components: (1) a state premium tax rate of 2.25%; and (2) a federal tax rate of 1.25%.

The Company also deducts the following charges from the Policy's Cash Value on the Policy Date and each subsequent Monthly Anniversary Day:

     1.   monthly cost of insurance; plus

     2. monthly cost of any additional benefits provided by riders to the Policy; plus

     3. an administrative expense charge. This charge is currently $5.00 per month. The charge may be increased at the sole discretion of the Company but is guaranteed not to exceed $10.00 per month.

The Company also deducts on a daily basis from the assets of the Variable Account a charge to provide for mortality and expense risks. This charge is guaranteed not to exceed an annual effective rate of 0.75% of the daily net assets of the Variable Account. On a current basis this annual effective rate will be 0.60% in the first through fourth Policy Years, 0.40% in fifth through twentieth Policy Years, and 0.25% thereafter.

There are no Surrender Charges.

Underlying Mutual Fund shares are purchased at Net Asset Value, which reflects the deduction of investment management fees and certain other expenses. The management fees are charged by each Underlying Mutual Fund's investment adviser for managing the Underlying Mutual Fund and selecting its portfolio of securities. Other Underlying Mutual Fund expenses can include such items as interest expense on loans and contracts with transfer agents, custodians, and other companies that provide services to the Underlying Mutual Fund (see "Expenses of the Underlying Mutual Funds").

PREMIUMS

The minimum Initial Premium for which a Policy may be issued is equal to three monthly deductions. A Policy may be issued to an Insured up to age 80. For a limited time, the Policy Owner has the right to cancel the Policy and the Company will refund the amount prescribed by the state in which the Policy was issued (see "Short-Term Right to Cancel Policy"). The Initial Premium is due and will be credited on the Policy Date. Any due and unpaid monthly deductions will be subtracted from the Cash Value at this time. Insurance will not be effective until the Initial Premium is paid. The Initial Premium is shown on the Policy Data Page. Premiums other than the Initial Premium may be made at any time while the Policy is in force.

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

The Company is a stock life insurance company organized under the laws of the State of Ohio in February, 1981. The Company is a member of the "Nationwide Insurance Enterprise" with its Home Office at One Nationwide Plaza, Columbus, Ohio 43215.

The Company is a provider of life insurance, annuities and retirement products. It is admitted to do business in 48 states and the District of Columbia (for additional information, see "The Company").

THE VARIABLE ACCOUNT

The Variable Account was established by the Company on May 22, 1998. The Company has caused the Variable Account to be registered with the Securities and Exchange Commission as a unit investment trust pursuant to the provisions of the Investment Company Act of 1940 (the "1940 Act"). Such registration does not involve supervision of the management of the Variable Account or of the Company by the Securities and Exchange Commission.

The Variable Account is a separate investment account of the Company and as such, is not chargeable with liabilities arising out of any other business the Company may conduct. The Company does not guarantee the investment performance of the Variable Account. The death benefit and Cash Value under the Policy may vary with the investment performance of the investments of the Variable Account (see "How the Death Benefit Varies" and "How Cash Value Varies").

Premium payments and Cash Value are allocated within the Variable Account among one or more Sub-Accounts. The assets of each Sub-Account are used to purchase shares of the Underlying Mutual Funds designated by the Policy Owner. Thus, the investment performance of a Policy depends upon the investment performance of the Underlying Mutual Fund options designated by the Policy Owner.

INVESTMENTS OF THE VARIABLE ACCOUNT

At the time of application, the Policy Owner elects to have the Net Premiums allocated among one or more of the Sub-Accounts and the Fixed Account (see "Allocation of Net Premium and Cash Value"). In such states which require a return of premiums to those Policy Owners exercising their short-term right to cancel (see "Short Term Right to Cancel Policy"), Net Premiums will be allocated to the NSAT-Money Market Fund (for any Net Premiums allocated to a Sub-Account on the application) or the Fixed Account until the expiration of the period in which the Policy Owner may exercise his or her short-term right to cancel the Policy. Any Net Premiums received after this period will be allocated based on the fund allocation factors.

No less than 1% of Net Premiums may be allocated to any one Sub-Account or the Fixed Account. The Policy Owner may change the allocation of Net Premiums or may transfer Cash Value from one Sub-Account to another, subject to such terms and conditions as may be imposed by each Underlying Mutual Fund and as set forth in this prospectus (see "Transfers," "Allocation of Cash Value," and "Short-Term Right to Cancel Policy").

Each Underlying Mutual Fund is a registered investment company which receives investment advice from a registered investment adviser.

The Underlying Mutual Funds are NOT available to the general public directly. The Underlying Mutual Funds are available as investment options in variable life insurance policies or variable annuity contracts issued by life insurance companies or, in some cases, through participation in certain qualified pension or retirement plans.

Some of the Underlying Mutual Funds have been established by investment advisers which manage publicly traded mutual funds having similar names and investment objectives. While some of the Underlying Mutual Funds may be similar to, and may in fact be modeled after, publicly traded mutual funds, purchasers should understand that the Underlying Mutual Funds are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of publicly traded mutual funds and any corresponding Underlying Mutual Funds may differ substantially.

A summary of investment objectives and advisers for each Underlying Mutual Fund is contained in an appendix to this prospectus (see "Appendix B - Participating Underlying Mutual Funds"). These Underlying Mutual Funds are available only to serve as the underlying investment for variable annuity and variable life contracts issued through separate accounts of life insurance companies which may or may not be affiliated, also known as "mixed and shared funding." There are certain risks associated with mixed and shared funding, which are disclosed in the Underlying Mutual Funds' prospectuses. A full description of the Underlying Mutual Funds, their investment policies and restrictions, risks and charges are contained in the prospectuses of the respective Underlying Mutual Funds. A prospectus for the Underlying Mutual Fund(s) being considered must accompany this prospectus and should be read in conjunction herewith.

A copy of each prospectus may be obtained without charge from the Company by calling 1-800-547-7548, TDD 1-800-238-3035, or by writing P.O. Box 182150,
Columbus, Ohio 43218-2150. There can be no assurance that the investment objectives will be achieved.

REINVESTMENT

The Underlying Mutual Funds have as a policy the distribution of dividends in the form of additional shares (or fractions thereof) of the Underlying Mutual Funds. The distribution of additional shares will not affect the number of Accumulation Units attributable to a particular Policy (see "Allocation of Net Premium and Cash Value").

TRANSFERS

The Policy Owner may transfer amounts between the Fixed Account and the Sub-Accounts without penalty or adjustment subject to the following requirements. During any Policy Year, the Company reserves the right to restrict such transfers between the Fixed Account and the Sub-Accounts to one transfer per Policy Year.

Transfers made from the Fixed Account must be made within 45 days after the end of an interest rate guarantee period (the period of time for which the current interest crediting rate is guaranteed by the Company). The Company reserves the right to restrict the amount transferred from the Fixed Account to 20% of that portion of the Cash Value attributable to the Fixed Account as of the end of the previous Policy Year.

Transfers made to the Fixed Account may not be made: (a) prior to the first Policy Anniversary; or (b) within 12 months subsequent to a prior transfer. The Company reserves the right to restrict the amount transferred to the Fixed Account to 20% of that portion of the Cash Value attributable to the Sub-Accounts as of the close of business of the prior Valuation Period. The Company further reserves the right to refuse a transfer to the Fixed Account, in the event the Cash Value attributable to the Fixed Account should be greater than or equal to 30% of the Cash Value.

Transfers may be made either in writing or, in states allowing such transfers, by telephone. In states allowing telephone transfers, and if the Policy Owner so elects, the Company will also permit the Policy Owner to utilize the telephone exchange privilege for exchanging amounts among Sub-Account options. The Company will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures may include any or all of the following: requesting identifying information, such as name, Policy number, Social Security Number, and/or personal identification number; tape recording all telephone transactions; providing written confirmation thereof to both the Policy Owner and any agent of record at the last address of record; or such other procedures as the Company may deem reasonable. Although failure to follow reasonable procedures may result in the Company's liability for any losses due to unauthorized or fraudulent telephone transfers, the Company will not be liable for following instructions communicated by telephone which it reasonably believes to be genuine. Any losses incurred pursuant to actions taken by the Company in reliance on telephone instructions reasonably believed to be genuine will be borne by the Policy Owner.

Policy Owners who have entered into a Dollar Cost Averaging agreement with the Company (see "Dollar Cost Averaging") may transfer from the Fixed Account to the Variable Account under the terms of that agreement.

Policies described in this prospectus may, in some cases, be sold to individuals who independently utilize the services of a firm or individual engaged in market timing. Generally, such firms or individuals obtain authorization from multiple Policy Owners to make transfers and exchanges among the Sub-Accounts on the basis of perceived market trends. Because of the unusually large transfers of funds associated with some of these transactions, the ability of the Company or Underlying Mutual Funds to process such transactions may be compromised, and the execution of such transactions may possibly disadvantage or work to the detriment of other Policy Owners not utilizing market timing services.

Accordingly, the right to exchange Cash Surrender Values among the Sub-Accounts may be subject to modification if such rights are exercised by a market timing firm or any other third party authorized to initiate transfer or exchange transactions on behalf of multiple Policy Owners. THE RIGHTS OF INDIVIDUAL POLICY OWNERS TO EXCHANGE CASH SURRENDER VALUES WILL NOT BE MODIFIED IN ANY WAY WHEN INSTRUCTIONS ARE SUBMITTED DIRECTLY BY THE POLICY OWNER, OR BY THE POLICY OWNER'S REPRESENTATIVE OF RECORD AS AUTHORIZED BY THE EXECUTION OF A VALID NATIONWIDE LIMITED POWER OF ATTORNEY FORM. In modifying such rights, the Company may, among other things, not accept: (1) the transfer or exchange instructions of any agent acting under a power of attorney on behalf of more than one Policy Owner; or (2) the transfer or exchange instructions of individual Policy Owners who have executed pre-authorized transfer or exchange forms which are submitted by market timing firms or other third parties on behalf of more than one Policy Owner at the same time. The Company will not impose any such restrictions or otherwise modify exchange rights unless such action is reasonably intended to prevent the use of such rights in a manner that will disadvantage or potentially impair the contract rights of other Policy Owners.

DOLLAR COST AVERAGING

The Policy Owner may direct the Company to automatically transfer amounts from the NSAT-Money Market Fund or the Fixed Account to any other Sub-Account. Dollar Cost Averaging will occur on a monthly basis or on another frequency permitted by the Company. Dollar Cost Averaging is a long-term investment program which provides for regular, level investments over time. There is no guarantee that Dollar Cost Averaging will result in a profit or protect against loss. To qualify for Dollar Cost Averaging, there must be a minimum total Cash Value, less Policy Indebtedness, of $15,000. The minimum monthly transfer is $100. In addition, Dollar Cost Averaging monthly transfers from the Fixed Account must be equal to or less than 1/30th of the Fixed Account value when the program is requested. Transfers will be processed until either the value in the originating Sub-Account or the Fixed Account is exhausted or the Policy Owner instructs the Home Office to cancel the transfers.

The Company reserves the right to discontinue establishing new Dollar Cost Averaging programs. The Company also reserves the right to assess a processing fee for this service.

CHANGES WITHIN THE VARIABLE ACCOUNT

The Company, may from time to time, create additional Sub-Accounts in the Variable Account. These Sub-Accounts may not be available to all Policy Owners. The Company also has the right to eliminate Sub-Accounts from the Variable Account, to combine two or more investment divisions, or to substitute a new Underlying Mutual Fund for the Underlying Mutual Fund in which a Sub-Account invests. A substitution may become necessary if, in the Company's judgment, an Underlying Mutual Fund no longer suits the purposes of the Policies. This may happen due to a change in laws or regulations, a change in the Underlying Mutual Fund's investment objectives or restrictions, because a fund is no longer available for investment, or for some other reason.

In general, the Company may consider substituting an Underlying Mutual Fund in which one of the Sub-Accounts invests under the following circumstances: if a conflict of interest arises with the Underlying Mutual Fund's investment manager or other investors in the same Underlying Mutual Fund; if the personnel of the Underlying Mutual Fund's manager changes in a way the Company deems unfavorable; if the Underlying Mutual Fund's manager does not control risks consistent with the Underlying Mutual Fund's investment objectives and methods; if an Underlying Mutual Fund's investment performance is unsatisfactory over a period of time compared to relevant benchmarks, taking into account the Underlying Mutual Fund's investment objectives and methods; or if an Underlying Mutual Fund's investment manager resigns or otherwise ceases to manage the Underlying Mutual Fund's assets.

The approval of Policy Owners is not required for such a substitution, and Policy Owners have no legal right to compel such a substitution. No substitution of securities in the Variable Account may take place without the prior approval of the Securities and Exchange Commission, and under such requirements as it and any state insurance department may impose.

Subject to any required regulatory approvals, the Company reserves the right to transfer assets of the Variable Account or of any of the Sub-Accounts to another separate account or Sub-Account, which the Company determines to be associated with the class of policies to which the Policy belongs, to another separate account or investment division.

Where permitted by law, the Company reserves the right to:

    1. Register or deregister the Variable Account under the Investment Company Act of 1940, subject to the approval of the Securities and Exchange Commission;

    2. Operate the Variable Account as a managed separate account or any other form of organization permitted by applicable law;

    3. Reserve, restrict, or eliminate any voting rights of Policy Owners, or other persons who have voting rights through the Variable Account; and

    4. Combine the Variable Account with other separate accounts, subject to the approval of the Securities and Exchange Commission.

VOTING RIGHTS

Voting rights under the Policies apply ONLY with respect to amounts allocated to the Sub-Accounts.

In accordance with its view of applicable law, the Company will vote the shares of the Underlying Mutual Funds at regular and special meetings of the shareholders. These shares will be voted in accordance with instructions received from Policy Owners. If the 1940 Act or any regulation thereunder should be amended, or if the present interpretation changes permitting the Company to vote the shares of the Underlying Mutual Funds in its own right, the Company may elect to do so.

The Policy Owner is the person who has voting interest under the Policy. The number of Underlying Mutual Fund shares attributable to each Policy Owner is determined by dividing any portion of the Cash Value derived from participation in that Underlying Mutual Fund by the Net Asset Value of one share of that Underlying Mutual Fund.

The number of shares which may be voted will be determined as of a date chosen by the Company, but not more than 90 days prior to the meeting of the Underlying Mutual Fund. Voting instructions will be solicited by written communication at least 21 days prior to such meeting. Each person having a voting interest will receive periodic reports relating to the Underlying Mutual Fund, proxy material, and a form with which to give such voting instructions. Underlying Mutual Fund shares to which no timely instructions are received will be voted by the Company in the same proportion as the voting instructions which are received.

Notwithstanding contrary Policy Owner voting instructions, the Company may vote Underlying Mutual Fund shares in any manner necessary to enable the Underlying Mutual Fund to: (1) make or refrain from making any change in the investments or investment policies for any of the Underlying Mutual Funds, if required by an insurance regulatory authority; (2) refrain from making any change in the investment policies or any investment adviser or principal underwriter of any portfolio which may be initiated by Policy Owners or the Underlying Mutual Fund's Board of Directors, provided the Company's disapproval of the change is reasonable and, in the case of a change in the investment policies or investment adviser, based on a good faith determination that such change would be contrary to state law or otherwise inappropriate in light of the portfolio's objective and purposes; or (3) enter into or refrain from entering into any advisory agreement or underwriting contract, if required by any insurance regulatory authority.

INFORMATION ABOUT THE POLICIES

UNDERWRITING AND ISSUANCE

-Minimum Requirements for Issuance of a Policy

The Policies are designed to provide life insurance coverage and the flexibility to vary the amount and frequency of premium payments. At issue, the Policy Owner selects the Specified Amount and premium. The minimum Specified Amount is $50,000 ($100,000 in Pennsylvania and New Jersey). Policies may be issued to Insureds who are 80 or younger at the time of issue. Before issuing any Policy, the Company requires satisfactory evidence of insurability which may include a medical examination.

-Premium Payments

The Initial Premium for a Policy is payable in full at the Home Office or to an authorized agent. Upon payment of an Initial Premium, temporary insurance may be provided, subject to a maximum amount. The effective date of permanent insurance coverage is dependent upon completion of all underwriting requirements, payment of Initial Premium, and delivery of the Policy while the Insured is still living.

Premiums, other than the Initial Premium, may be made at any time while the Policy is in force. Each premium payment must be at least $50. The Company reserves the right to require satisfactory evidence of insurability before accepting any premium payment which results in an increase in the Net Amount at Risk. The Company will refund any portion of any premium payment which is determined to be in excess of the premium limit established by law to qualify the Policy as a contract for life insurance. The Company may also require that any existing Policy Indebtedness be repaid prior to accepting any additional premium payments. Additional premium payments or other changes to the contract may jeopardize the Policy's non-modified endowment status. The Company will monitor premiums paid and other policy transactions and will notify the Policy Owner when non-modified endowment contract status is in jeopardy (see "Tax Matters").

ALLOCATION OF NET PREMIUM AND CASH VALUE

The designation of investment allocations will be made by the prospective Policy Owner at the time of application for a Policy. The Policy Owner may change the way in which future Net Premiums are allocated by giving written notice to the Company. All percentage allocations and changes must be in whole numbers, and must be at least 1%. The sum of allocations must equal 100%. At the time a Policy is issued, its Cash Value will be determined as if the Policy had been issued and the Initial Premium is invested on the date such premium was received in good order by the Company.

In such states which require a return of premiums to those Policy Owners exercising their short-term right to cancel (see "Short-Term Right to Cancel Policy"), Net Premiums will be allocated to the NSAT-Money Market Fund (for any Net Premiums allocated to a Sub-Account on the application) or the Fixed Account until the expiration of the period in which the Policy Owner may exercise his or her short-term right to cancel the Policy. At the expiration of the period in which the Policy Owner may exercise his or her short-term right to cancel the Policy, shares of the Underlying Mutual Funds specified by the Policy Owner are purchased at Net Asset Value for the respective Sub-Account(s). The Policy Owner may change the allocation of Net Premiums or may transfer Cash Value from one Sub-Account to another, subject to such terms and conditions as may be imposed by each Underlying Mutual Fund and as set forth in this prospectus.

SHORT-TERM RIGHT TO CANCEL POLICY

A Policy may be returned for cancellation within 10 days after the Policy is received, within 45 days after the application for insurance is signed, or within 10 days after the Company mails or delivers a Notice of Right of Withdrawal, whichever is latest. The Policy can be mailed or delivered to the registered representative who sold it, or to the Company. Immediately after such mailing or delivery, the Policy will be deemed void from the beginning. The Company will refund either the total premiums paid or the Cash Value less Indebtedness, as prescribed by the state in which the Policy was issued, within seven days after it receives the Policy. The scope of this right varies by state.

POLICY CHARGES

DEDUCTIONS FROM PREMIUMS

The Company deducts a sales load from each premium payment received which is guaranteed never to exceed 5.5% of such premium payment during the first seven Policy Years and 2% thereafter. On a current basis, the sales load is 5.5% of the Target Premium plus 3% of premiums in excess of the Target Premium during the first seven Policy Years, and 0% on all premiums thereafter. The Target Premium is a premium level based upon a percentage of the Guideline Level Premium. The Target Premium is the level annual premium amount at which the sales load is reduced on a current basis.

The Company also deducts from premium payments a tax expense charge of 3.5%, on both a current and guaranteed basis, of all premium payments. This charge reimburses the Company for premium taxes imposed by various state and local jurisdictions and for federal taxes imposed under Section 848 of the Code. The 3.5% tax expense rate consists of the following components: (1) a state premium tax rate of 2.25%; and (2) a federal tax rate of 1.25%.

The Company expects to pay an average state premium tax rate of approximately 2.25% of premiums for all states, although such tax rates range by state from 0% to 4%. To reimburse the Company for the payment of state premium taxes associated with the Policies, the Company deducts a charge for state premium taxes equal to 2.25% of all premium payments received. This charge may be more or less than the amount actually assessed by the state in which a particular Policy Owner lives. The 1.25% federal tax component is designed to reimburse the Company for expenses incurred from federal taxes imposed under Section 848 of the Code (enacted by the Omnibus Budget Reconciliation Act of 1990). The Company does not expect to make a profit from this charge.

DEDUCTIONS FROM CASH VALUE

The Company also deducts the following charges from the Policy's Cash Value on the Policy Date and each subsequent Monthly Anniversary Day:

     1.   monthly cost of insurance charges; plus

     2.   monthly cost of any additional benefits provided by riders; plus

     3.   monthly administrative expense charge.

These deductions will be charged proportionately to the Cash Value in each Sub-Account and the Fixed Account.

-Monthly Cost of Insurance

The monthly cost of insurance charge for each Policy month is determined by multiplying the monthly cost of insurance rate by the Net Amount at Risk. If death benefit Option 1 is in effect and there have been increases in the Specified Amount, then the Cash Value shall first be considered a part of the initial Specified Amount. If the Cash Value exceeds the initial Specified Amount, it shall then be considered a part of the additional increases in Specified Amount resulting from the increases in the order of the increases.

Monthly cost of insurance rates will be unisex and will not exceed those guaranteed in the Policy. Guaranteed cost of insurance rates are based on the 1980 Commissioners Standard Ordinary Male Mortality Table, Age Last Birthday, aggregate as to tobacco status (1980 CSO). Guaranteed cost of insurance rates for Policies issued on a substandard basis are based on appropriate percentage multiples of the 1980 CSO.

The rate class of an Insured may affect the cost of insurance rate. The Company currently places Insureds into both standard rate classes and substandard rate classes that involve a higher mortality risk. In an otherwise identical Policy, an Insured in the standard rate class will have a lower cost of insurance than an Insured in a rate class with higher mortality risks. The Company may also issue certain Policies on a "non-medical," guaranteed issue, or simplified issue basis to certain categories of individuals. Due to the underwriting criteria established for Policies issued on a non-medical basis, actual rates will be higher than the current cost of insurance rates being charged under Policies that are medically underwritten.

-Monthly Administrative Charge

The Company deducts a monthly administrative expense charge to reimburse it for certain expenses related to maintenance of the Policies, accounting and record keeping, and periodic reporting to Policy Owners. This charge is designed only to reimburse the Company for actual administrative expenses. The Company does not expect to recover from this charge any amount in excess of aggregate maintenance expenses. On a current basis, this charge is $5.00 per month in all Policy Years. On a guaranteed basis, this charge is $10.00 per month in all Policy Years.

DEDUCTIONS FROM THE SUB-ACCOUNTS

The Company assumes certain risks for guaranteeing the mortality and expense charges. The mortality risk assumed under the Policies is that the Insured may not live as long as expected. The expense risk assumed is that the actual expenses incurred in issuing and administering the Policies may be greater than expected. In addition, the Company assumes risks associated with the non-recovery of policy issue, underwriting, and other administrative expenses due to Policies which lapse or are surrendered in the early Policy Years.

To compensate the Company for assuming these risks associated with the Policies, the Company deducts on a daily basis from the assets of the Variable Account a charge to provide for mortality and expense risks. This charge is guaranteed not to exceed an annual effective rate of 0.75% of the daily net assets of the Variable Account. On a current basis, this rate will be 0.60% during the first through fourth Policy Years, 0.40% during the fifth through twentieth Policy Years, and 0.25% thereafter. To the extent that future levels of mortality and expenses are less than or equal to those expected, the Company may realize a profit from this charge. Unrecovered expenses are borne by the Company's general assets which may include profits, if any, from mortality and expense risk charges.

The Company does not currently assess any charge for income taxes incurred by the Company as a result of the operations of the Sub-Accounts (see "Taxation of the Company"). The Company reserves the right to assess a charge for such taxes against the Variable Account if the Company determines that such taxes will be incurred.

REDUCTION OF CHARGES (POLICY AND SUB-ACCOUNTS)

The Policy is available for purchase by individuals, corporations, and other groups. For group or sponsored arrangements (including employees of the Company and their family members) and for special exchange programs which the Company may make available from time to time, the Company reserves the right to reduce or eliminate the sales load, mortality and expense risk charges, monthly administrative charge, monthly cost of insurance charges, or other charges normally assessed on certain multiple life cases where it is expected that the size or nature of such cases will result in savings of sales, underwriting, administrative, or other costs.

Eligibility for, and the amount of, these reductions will be determined by a number of factors, including the number of Insureds, the total premium expected to be paid, total assets under management for the Policy Owner, the nature of the relationship among individual Insureds, the purpose for which the Policies are being purchased, the expected persistency of individual Policies, and any other circumstances which, in the opinion of the Company are rationally related to the expected reduction in expenses. The extent and nature of reductions may change from time to time. Any variations in the charge structure will be determined in a uniform manner reflecting differences in costs of services and not unfairly discriminatory to Policy Owners.

                     UNDERLYING MUTUAL FUND ANNUAL EXPENSES
                          (AFTER EXPENSE REIMBURSEMENT)

                                                                          ----------------------------------------------------
                                                                           Management      Other       12b-1    Total Mutual
                                                                              Fees        Expenses     Fees    Fund Expenses
          --------------------------------------------------------------------------------------------------------------------
          Dreyfus Variable Investment Fund - Quality Bond Portfolio           0.65%        0.10%       0.00%       0.75%
          --------------------------------------------------------------------------------------------------------------------
          --------------------------------------------------------------------------------------------------------------------
          Fidelity VIP Overseas Portfolio: Service Class                      0.75%        0.16%       0.10%       1.01%
          --------------------------------------------------------------------------------------------------------------------
          --------------------------------------------------------------------------------------------------------------------
          Goldman Sachs VIT Global Income Fund*                               0.90%        2.34%       0.00%       3.24%
          --------------------------------------------------------------------------------------------------------------------
          --------------------------------------------------------------------------------------------------------------------
          INVESCO VIF - Dynamics Portfolio                                    0.60%        0.30%       0.00%       0.90%
          --------------------------------------------------------------------------------------------------------------------
          --------------------------------------------------------------------------------------------------------------------
          INVESCO VIF - Growth Portfolio                                      0.85%        0.40%       0.00%       1.25%
          --------------------------------------------------------------------------------------------------------------------
          --------------------------------------------------------------------------------------------------------------------
          INVESCO VIF - Health Sciences Portfolio                             0.75%        0.25%       0.00%       1.00%
          --------------------------------------------------------------------------------------------------------------------
          --------------------------------------------------------------------------------------------------------------------
          INVESCO VIF - High Yield Portfolio                                  0.60%        0.20%       0.00%       0.80%
          --------------------------------------------------------------------------------------------------------------------
          --------------------------------------------------------------------------------------------------------------------
          INVESCO VIF - Industrial Income Portfolio                           0.75%        0.16%       0.00%       0.91%
          --------------------------------------------------------------------------------------------------------------------
          --------------------------------------------------------------------------------------------------------------------
          INVESCO VIF - Realty Portfolio                                      0.30%        1.05%       0.00%       1.35%
          --------------------------------------------------------------------------------------------------------------------
          --------------------------------------------------------------------------------------------------------------------
          INVESCO VIF - Small Company Growth Portfolio                        0.75%        0.25%       0.00%       1.00%
          --------------------------------------------------------------------------------------------------------------------
          --------------------------------------------------------------------------------------------------------------------
          INVESCO VIF - Technology Portfolio                                  0.75%        0.25%       0.00%       1.00%
          --------------------------------------------------------------------------------------------------------------------
          --------------------------------------------------------------------------------------------------------------------
          INVESCO VIF - Total Return Portfolio                                0.75%        0.35%       0.00%       1.10%
          --------------------------------------------------------------------------------------------------------------------
          --------------------------------------------------------------------------------------------------------------------
          INVESCO VIF - Utilities Portfolio                                   0.60%        0.39%       0.00%       0.99%
          --------------------------------------------------------------------------------------------------------------------
          --------------------------------------------------------------------------------------------------------------------
          NSAT Capital Appreciation Fund                                      0.60%        0.09%       0.00%       0.69%
          --------------------------------------------------------------------------------------------------------------------
          --------------------------------------------------------------------------------------------------------------------
          NSAT Government Bond Fund                                           0.50%        0.08%       0.00%       0.58%
          --------------------------------------------------------------------------------------------------------------------
          --------------------------------------------------------------------------------------------------------------------
          NSAT Money Market Fund                                              0.40%        0.08%       0.00%       0.48%
          --------------------------------------------------------------------------------------------------------------------
          --------------------------------------------------------------------------------------------------------------------
          NSAT Total Return Fund                                              0.60%        0.07%       0.00%       0.67%
          --------------------------------------------------------------------------------------------------------------------
          --------------------------------------------------------------------------------------------------------------------
          NSAT Nationwide Balanced Fund                                       0.75%        0.15%       0.00%       0.90%
          --------------------------------------------------------------------------------------------------------------------
          --------------------------------------------------------------------------------------------------------------------
          NSAT Nationwide Equity Income Fund                                  0.80%        0.15%       0.00%       0.95%
          --------------------------------------------------------------------------------------------------------------------
          --------------------------------------------------------------------------------------------------------------------
          NSAT Nationwide Global Equity Fund                                  1.00%        0.20%       0.00%       1.20%
          --------------------------------------------------------------------------------------------------------------------
          --------------------------------------------------------------------------------------------------------------------
          NSAT Nationwide High Income Bond Fund                               0.80%        0.15%       0.00%       0.95%
          --------------------------------------------------------------------------------------------------------------------
          --------------------------------------------------------------------------------------------------------------------
          NSAT Nationwide Multi-Sector Bond Fund                              0.75%        0.15%       0.00%       0.90%
          --------------------------------------------------------------------------------------------------------------------
          --------------------------------------------------------------------------------------------------------------------
          NSAT Nationwide Select Advisers Mid Cap Fund                        1.05%        0.15%       0.00%       1.20%
          --------------------------------------------------------------------------------------------------------------------
          --------------------------------------------------------------------------------------------------------------------
          NSAT Nationwide Small Cap Value Fund                                0.90%        0.15%       0.00%       1.05%
          --------------------------------------------------------------------------------------------------------------------
          --------------------------------------------------------------------------------------------------------------------
          NSAT Nationwide Small Company Fund                                  1.00%        0.11%       0.00%       1.11%
          --------------------------------------------------------------------------------------------------------------------
          --------------------------------------------------------------------------------------------------------------------
          NSAT Nationwide Strategic Growth Fund                               0.90%        0.10%       0.00%       1.00%
          --------------------------------------------------------------------------------------------------------------------
          --------------------------------------------------------------------------------------------------------------------
          NSAT Nationwide Strategic Value Fund                                0.90%        0.10%       0.00%       1.00%
          --------------------------------------------------------------------------------------------------------------------
          --------------------------------------------------------------------------------------------------------------------
          Salomon Brothers Investors Fund                                     0.70%        0.30%       0.00%       1.00%
          --------------------------------------------------------------------------------------------------------------------

*Annual expenses are estimated for the current fiscal year.

The expenses shown above are deducted by the underlying mutual fund before it provides Nationwide with the daily net asset value. Nationwide then deducts applicable variable account charges from the net asset value to calculate the unit value of the corresponding sub-account. The management fees and other expenses are more fully described in the prospectus for each underlying mutual fund. Information relating to the underlying mutual funds was provided by the underlying mutual funds and not independently verified by Nationwide.

Some underlying mutual funds are subject to fee waivers and expense reimbursements. The following chart shows what the expenses would have been for such funds without fee waivers and expense reimbursements.

                                                               ------------------------------------------------------------
                                                                 Management        Other         12b-1      Total Mutual
                                                                    Fees         Expenses         Fees      Fund Expenses
        -------------------------------------------------------
        -------------------------------------------------------------------------------------------------------------------
        Fidelity VIP Overseas Portfolio: Service Class             0.75%          0.17%          0.10%          1.02%
        -------------------------------------------------------------------------------------------------------------------
        -------------------------------------------------------------------------------------------------------------------
        Goldman Sachs VIT Global Income Fund                       0.90%          2.37%          0.00%          3.27%
        -------------------------------------------------------------------------------------------------------------------
        -------------------------------------------------------------------------------------------------------------------
        INVESCO VIF - Dynamics Portfolio                           0.60%         33.58%          0.00%         34.18%
        -------------------------------------------------------------------------------------------------------------------
        -------------------------------------------------------------------------------------------------------------------
        INVESCO VIF - Growth Portfolio                             0.85%         26.91%          0.00%         27.76%
        -------------------------------------------------------------------------------------------------------------------
        -------------------------------------------------------------------------------------------------------------------
        INVESCO VIF - Health Sciences Portfolio                    0.75%         20.70%          0.00%         21.45%
        -------------------------------------------------------------------------------------------------------------------
        -------------------------------------------------------------------------------------------------------------------
        INVESCO VIF - High Yield Portfolio                         0.60%          0.34%          0.00%          0.94%
        -------------------------------------------------------------------------------------------------------------------
        -------------------------------------------------------------------------------------------------------------------
        INVESCO VIF - Industrial Income Portfolio                  0.75%          0.22%          0.00%          0.97%
        -------------------------------------------------------------------------------------------------------------------
        -------------------------------------------------------------------------------------------------------------------
        INVESCO VIF - Small Company Growth Portfolio               0.75%         35.24%          0.00%         35.99%
        -------------------------------------------------------------------------------------------------------------------
        -------------------------------------------------------------------------------------------------------------------
        INVESCO VIF - Technology Portfolio                         0.75%         18.50%          0.00%         19.25%
        -------------------------------------------------------------------------------------------------------------------
        -------------------------------------------------------------------------------------------------------------------
        INVESCO VIF - Utilities Portfolio                          0.60%          1.47%          0.00%          2.07%
        -------------------------------------------------------------------------------------------------------------------
        -------------------------------------------------------------------------------------------------------------------
        NSAT Nationwide Balanced Fund                              0.75%          4.15%          0.00%          4.90%
        -------------------------------------------------------------------------------------------------------------------
        -------------------------------------------------------------------------------------------------------------------
        NSAT Nationwide Equity Income Fund                         0.80%          4.83%          0.00%          5.63%
        -------------------------------------------------------------------------------------------------------------------
        -------------------------------------------------------------------------------------------------------------------
        NSAT Nationwide Global Equity Fund                         1.00%          1.84%          0.00%          2.84%
        -------------------------------------------------------------------------------------------------------------------
        -------------------------------------------------------------------------------------------------------------------
        NSAT Nationwide High Income Bond Fund                      0.80%          1.38%          0.00%          2.18%
        -------------------------------------------------------------------------------------------------------------------
        -------------------------------------------------------------------------------------------------------------------
        NSAT Nationwide Multi Sector Bond Fund                     0.75%          3.66%          0.00%          4.41%
        -------------------------------------------------------------------------------------------------------------------
        -------------------------------------------------------------------------------------------------------------------
        NSAT Nationwide Select Advisers Mid Cap Fund               1.05%          2.26%          0.00%          3.31%
        -------------------------------------------------------------------------------------------------------------------
        -------------------------------------------------------------------------------------------------------------------
        NSAT Nationwide Small Cap Value Fund                       0.90%          5.41%          0.00%          6.31%
        -------------------------------------------------------------------------------------------------------------------
        -------------------------------------------------------------------------------------------------------------------
        NSAT Nationwide Strategic Growth Fund                      0.90%          5.43%          0.00%          6.33%
        -------------------------------------------------------------------------------------------------------------------
        -------------------------------------------------------------------------------------------------------------------
        NSAT Nationwide Strategic Value Fund                       0.90%          4.64%          0.00%          5.54%
        -------------------------------------------------------------------------------------------------------------------
        -------------------------------------------------------------------------------------------------------------------
        Salomon Brothers Investors Fund                            0.70%          1.23%          0.00%          1.93%
        -------------------------------------------------------------------------------------------------------------------


HOW THE CASH VALUE VARIES

On any date during the Policy Year, the Cash Value equals the Cash Value on the preceding Valuation Date, plus any Net Premium applied since the previous Valuation Date, minus any partial surrenders, plus or minus any investment results, and less any Policy Charges.

There is no guaranteed Cash Value. The Cash Value will vary with the investment experience of the Variable Account and/or the daily crediting of interest in the Fixed Account and Policy Loan Account, depending on the allocation of Cash Value by the Policy Owner.

HOW THE INVESTMENT EXPERIENCE IS DETERMINED

The Cash Value in each Sub-Account is converted to Accumulation Units of that Sub-Account. The conversion is accomplished by dividing the amount of Cash Value allocated to a Sub-Account by the value of an Accumulation Unit for the Sub-Account of the Valuation Period during which the allocation occurs.

The value of an Accumulation Unit for each Sub-Account was arbitrarily set initially at $10 when the Underlying Mutual Fund shares in that Sub-Account were available for purchase. The value for any subsequent Valuation Period is determined by multiplying the Accumulation Unit value for each Sub-Account for the immediately preceding Valuation Period by the net investment factor for the Sub-Account during the subsequent Valuation Period. The value of an Accumulation Unit may increase or decrease from Valuation Period to Valuation Period. The number of Accumulation Units will not change as a result of investment experience.

NET INVESTMENT FACTOR

The net investment factor for any Valuation Period is determined by dividing (a) by (b) and subtracting (c) from the result where:

(a)    is the net of:

       (1) the Net Asset Value per share of the Underlying Mutual Fund held in the

              Sub-Account determined at the end of the current Valuation Period; and

       (2) the per share amount of any dividend or income distributions made by the Underlying Mutual Fund held in the Sub-Account if the ex-dividend date occurs during the current Valuation Period.

(b) is the Net Asset Value per share of the Underlying Mutual Fund held in the Sub-Account determined at the end of the immediately preceding Valuation Period.

(c) is a factor representing the daily mortality and expense risk charge deducted from the Variable Account. Such factor is guaranteed not to exceed an annual effective rate of 0.75% of the daily net assets of the Variable Account. On a current basis, this annual effective rate will be 0.60% during the first through fourth Policy Years, 0.40% during the fifth through twentieth Policy Years, and 0.25% thereafter.

The net investment factor may be greater or less than one; therefore, the value of an Accumulation Unit may increase or decrease. It should be noted that changes in the net investment factor may not be directly proportional to changes in the Net Asset Value of Underlying Mutual Fund shares, because of the deduction for mortality and expense risk charge.

DETERMINING THE CASH VALUE

The sum of the value of all Accumulation Units attributable to the Policy and amounts credited to the Fixed Account and the Policy Loan Account is the Cash Value. The number of Accumulation Units credited to each Sub-Account is determined by dividing the net amount allocated to the Sub-Account by the Accumulation Unit value for the Sub-Account for the Valuation Period during which the premium is received by the Company. In the event part or all of the Cash Value is surrendered, or charges or deductions are made against the Cash Value, an appropriate number of Accumulation Units from the Variable Account and an appropriate amount from the Fixed Account will be deducted in the same proportion that the Policy Owner's interest in the Variable Account and the Fixed Account bears to the total Cash Value.

The Cash Value in the Fixed Account and the Policy Loan Account is credited with interest daily at an effective annual rate which the Company periodically declares. The annual effective rate will never be less than 3%. Upon request, the Company will inform the Policy Owner of the then applicable rates for each account.

VALUATION PERIODS AND VALUATION DATES

A Valuation Period is the period commencing at the close of business on a Valuation Date and ending at the close of business for the next succeeding Valuation Date. A Valuation Date is each day that the New York Stock Exchange and the Home Office are open for business or any other day during which there is sufficient degree of trading that the current Cash Value might be materially affected.

SURRENDERING THE POLICY FOR CASH

RIGHT TO SURRENDER

The Policy Owner may surrender the Policy in full at any time while the Insured is living and receive its Cash Surrender Value. The cancellation will be effective as of the date the Company receives a proper written request for cancellation and the Policy. Such written request must be signed. Where permitted, the Company will require the signature to be guaranteed by a member firm of the New York, American, Boston, Midwest, Philadelphia or Pacific Stock Exchange, or by a commercial bank or a savings and loan, which is a member of the Federal Deposit Insurance Corporation. In some cases, the Company may require additional documentation of a customary nature.

CASH SURRENDER VALUE

The Cash Surrender Value increases or decreases daily to reflect the investment experience of the Variable Account and the daily crediting of interest in the Fixed Account and the Policy Loan Account. The Cash Surrender Value equals the Policy's Cash Value, next computed after the date the Company receives a proper written request for surrender and the Policy, minus any charges, Indebtedness or other deductions due on that date, plus 3% of the current year's premium in excess of the Target Premium if that date occurs during the first two Policy Years.

PARTIAL SURRENDERS

After the Policy has been in force for one year, the Policy Owner may request a partial surrender. Partial surrenders will be permitted only if they satisfy the following requirements:

     1.  the minimum partial surrender is $500;

     2. the partial surrender may not reduce the Specified Amount to less than $50,000;

     3. after the partial surrender, the Cash Surrender Value is greater than $500 or an amount equal to three times the current monthly deduction, if higher; and

     4. after the partial surrender, the Policy continues to qualify as life insurance.

When a partial surrender is made, the Cash Value will be reduced by the amount of the partial surrender. Further, the Specified Amount will be reduced by the amount necessary to prevent any increase to the Net Amount at Risk, unless the Policy Owner elects to have the partial surrender be treated as a preferred partial surrender (any such reduction to the Specified Amount will be done in the manner as set forth below).

-Preferred Partial Surrenders

A partial surrender may be considered a preferred partial surrender if the following conditions are met: (1) such surrender occurs before the 15th Policy Anniversary; and (2) the surrender amount plus the amount of any previous preferred Policy surrenders in that same Policy Year does not exceed 10% of the Cash Surrender Value as of the beginning of the Policy Year.

-Reduction of the Specified Amount

When a partial surrender is made, in addition to the Cash Value being reduced by the amount of the partial surrender, the Specified Amount also is reduced, except for a preferred partial surrender. The reduction to the Specified Amount will be made in the following order: (1) against the most recent increase in the Specified Amount; (2) against the next most recent increases in the Specified Amount in succession; and (3) against the Specified Amount under the original application.

MATURITY PROCEEDS

The Maturity Date is the Policy Anniversary on or next following the Insured's 100th birthday. The maturity proceeds will be payable to the Policy Owner on the Maturity Date provided the Policy is still in force. The maturity proceeds will be equal to the amount of the Policy's Cash Value, less any Indebtedness.

INCOME TAX WITHHOLDING

Federal law requires the Company to withhold income tax from any portion of surrender proceeds that is subject to tax, unless the Policy Owner advises the Company, in writing, not to withhold.

If the Policy Owner requests that the Company not withhold taxes, or if the taxes withheld are insufficient, the Policy Owner may be liable for payment of an estimated tax. The Policy Owner should consult his or her tax advisor.

In certain employer-sponsored life insurance arrangements, including equity split dollar arrangements, participants may be required to report for income tax purposes, one or more of the following: (1) the value each year of the life insurance protection provided; (2) an amount equal to any employer-paid premiums; or (3) some or all of the amount by which the current value exceeds the employer's interest in the Contract. Participants should consult with the sponsor or the administrator of the plan and/or with their personal tax or legal advisor to determine the tax consequences, if any, of their employer-sponsored life insurance arrangements.

POLICY LOANS

TAKING A POLICY LOAN

Policy Owners may request a loan at any time while the Policy is in force. Maximum Policy Indebtedness is limited to 90% of the Cash Value in the Sub-Accounts plus 100% of the Cash Value in the Fixed Account plus 100% of the Cash Value in the Policy Loan Account. The Company will not grant a loan for an amount less than $500 (unless otherwise required by state law). Should the Death Proceeds become payable, the Policy be surrendered, or the Policy mature while a loan is outstanding, the amount of Policy Indebtedness will be deducted from the death benefit, Cash Surrender Value, or the maturity value, respectively.

Any request for a Policy loan must be in written form satisfactory to the Company. The request must be signed. Where permitted, the Company will require the signature to be guaranteed by a member firm of the New York, American, Boston, Midwest, Philadelphia or Pacific Stock Exchange; or by a commercial bank or a savings and loan which is a member of the Federal Deposit Insurance Corporation. Certain Policy loans may result in currently taxable income and tax penalties (see "Tax Matters").

A Policy Owner considering the use of Policy loans in connection with his or her retirement income plan should consult his or her personal tax adviser regarding potential tax consequences that may arise if necessary payments are not made to keep the Policy from lapsing. The amount of such payments necessary to prevent the Policy from lapsing would increase with age (see "Tax Matters").

EFFECT ON INVESTMENT PERFORMANCE

When a loan is made, an amount equal to the amount of the loan is transferred from the Variable Account to the Policy Loan Account. If the assets relating to a Policy are held in more than one Sub-Account, withdrawals from Sub-Accounts will be made in proportion to the assets in each Sub-Account at the time of the loan. Policy loans will be transferred from the Fixed Account only when insufficient amounts are available in the Sub-Accounts. The amount taken out of the Variable Account will not be affected by the Variable Account's investment experience while the loan is outstanding.

INTEREST

On a current and guaranteed basis, any Cash Value allocated to the Policy Loan Account will be credited with an annual effective rate of 3.0% in Policy Years 2 and thereafter. The loan interest rate is guaranteed to not exceed 3.75% per year for all Policy loans. On a current basis, the loan interest rate is 3.6% in Policy Years one through four, 3.4% in Policy Years five through twenty, and 3.25% thereafter. In the event that it is determined that such loans will be treated, as a result of the differential between the interest crediting rate and the loan interest rate, as taxable distributions under any applicable ruling, regulation, or court decision, the Company retains the right to increase the net cost (by decreasing the interest crediting rate) on all subsequent Policy loans to an amount that would result in the transaction being treated as a loan under federal tax law. If this amount is not prescribed by such ruling, regulation, or court decision, the amount will be that which the Company considers to be more likely to result in the transaction being treated as a loan under federal tax law.

Amounts transferred to the Policy Loan Account will earn interest daily from the date of transfer. The earned interest is transferred from the Policy Loan Account to the Variable Account or the Fixed Account on each Policy Anniversary, at the time a new loan is requested, or at the time of loan repayment. It will be allocated according to the Underlying Mutual Fund allocation factors in effect at the time of the transfer.

Interest is charged daily and is payable at the end of each Policy Year or at the time of loan repayment. Unpaid interest will be added to the existing Policy Indebtedness as of the due date and will be charged interest at the same rate as the rest of the Indebtedness.

Whenever the total Policy Indebtedness exceeds the Cash Value, the Company will send a notice to the Policy Owner and the assignee, if any. The Policy will terminate without value 61 days after the mailing of the notice unless a sufficient repayment is made during that period. A repayment is sufficient if it is large enough to reduce the total Policy Indebtedness to an amount equal to the total Cash Value plus an amount sufficient to continue the Policy in force for 3 months.

EFFECT ON DEATH BENEFIT AND CASH VALUE

A Policy loan, whether or not repaid, will have a permanent effect on the death benefit and Cash Value because the investment results of the Variable Account or the Fixed Account will apply only to the non-loaned portion of the Cash Value. The longer the loan is outstanding, the greater the effect is likely to be. Depending on the investment results of the Variable Account or the Fixed Account while the loan is outstanding, the effect could be favorable or unfavorable.

REPAYMENT

All or part of the Indebtedness may be repaid at any time while the Policy is in force during the Insured's lifetime. Any payment intended as a loan repayment, rather than a premium payment, must be identified as such. Loan repayments will be credited to the Sub-Accounts and the Fixed Account in proportion to the Underlying Mutual Fund allocation factors in effect at the time of the repayment. Each repayment may not be less than $50. The Company reserves the right to require that any loan repayments resulting from Policy loans transferred from the Fixed Account must be first allocated to the Fixed Account.

HOW THE DEATH BENEFIT VARIES

CALCULATION OF THE DEATH BENEFIT

At issue, the Policy Owner selects the Specified Amount, death benefit option, and definition of life insurance (Guideline Premium/Cash Value Corridor Test or the Cash Value Accumulation Test) pursuant to Section 7702 of the Code.

While the Policy is in force, the death benefit will never be less than the Specified Amount. The death benefit may vary with the Cash Value of the Policy, which depends on investment performance.

The Policy Owner may choose one of three death benefit options.

Under Option 1, the death benefit will be the greater of the Specified Amount or the applicable percentage of Cash Value. Under Option 1, the amount of the death benefit will ordinarily not change for several years to reflect the investment performance and may not change at all. If investment performance is favorable, the amount of the death benefit may increase. To see how and when investment performance will begin to affect death benefits, please see the illustrations.

Under Option 2, the death benefit will be the greater of the Specified Amount plus the Cash Value as of the date of death, or the applicable percentage of Cash Value and will vary directly with the investment performance.

Under Option 3, the death benefit is the greater of: (a) the applicable percentage of the Cash Value (see Table below) as of the date of death; or (b) the Specified Amount plus the lesser of either: (i) the maximum increase amount shown on the Policy, or (ii) the amount of all premium payments and interest accrued at the Option 3 interest rate as shown in the Policy, accumulated up to the date of death, less any partial surrenders and applicable interest accrued at the Option 3 interest rate as shown in the Policy. Once elected, Option 3 is irrevocable.

                    APPLICABLE PERCENTAGE OF CASH VALUE TABLE

The "applicable percentage" for the Guideline Premium/Cash Value Corridor Test is in the table below:

    Attained         Percentage         Attained        Percentage         Attained        Percentage
       Age          of Cash Value         Age          of Cash Value         Age          of Cash Value

     0-40               250%               60              130%               80              105%
       41               243%               61              128%               81              105%
       42               236%               62              126%               82              105%
       43               229%               63              124%               83              105%
       44               222%               64              122%               84              105%

       45               215%               65              120%               85              105%
       46               209%               66              119%               86              105%
       47               203%               67              118%               87              105%
       48               197%               68              117%               88              105%
       49               191%               69              116%               89              105%

       50               185%               70              115%               90              105%
       51               178%               71              113%               91              104%
       52               171%               72              111%               92              103%
       53               164%               73              109%               93              102%
       54               157%               74              107%               94              101%

       55               150%               75              105%               95              101%
       56               146%               76              105%               96              101%
       57               142%               77              105%               97              101%
       58               138%               78              105%               98              101%
       59               134%               79              105%               99              101%


The "applicable percentage" for the Cash Value Accumulation Test is in the table below:

    Attained         Percentage         Attained        Percentage         Attained        Percentage
       Age          of Cash Value         Age          of Cash Value         Age          of Cash Value

                                           44             292.29%             72             141.69%
                                           45             283.37%             73             139.10%
       18              667.85%             46             274.79%             74             136.66%
       19              648.73%             47             266.55%             75             134.38%
       20              630.14%             48             258.61%             76             133.56%

       21              611.94%             49             250.98%             77             132.83%
       22              594.06%             50             243.65%             78             132.18%
       23              576.45%             51             236.59%             79             131.58%
       24              559.07%             52             229.82%             80             131.04%
       25              541.95%             53             223.34%             81             130.55%

       26              525.08%             54             217.13%             82             130.12%
       27              508.52%             55             211.19%             83             127.37%
       28              492.32%             56             205.51%             84             124.75%
       29              476.49%             57             200.06%             85             122.27%
       30              461.08%             58             194.84%             86             119.90%

       31              446.10%             59             189.84%             87             117.63%
       32              431.57%             60             185.03%             88             115.44%


    Attained         Percentage         Attained        Percentage         Attained        Percentage
       Age          of Cash Value         Age          of Cash Value         Age          of Cash Value

       33              417.50%             61             180.43%             89             113.31%
       34              403.89%             62             176.02%             90             112.35%
       35              390.73%             63             171.81%             91             111.38%

       36              378.03%             64             167.80%             92             110.38%
       37              365.79%             65             163.98%             93             109.32%
       38              354.01%             66             160.34%             94             108.18%
       39              342.67%             67             156.86%             95             106.94%
       40              331.77%             68             153.54%             96             105.62%

       41              321.30%             69             150.37%             97             104.27%
       42              311.24%             70             147.33%             98             102.99%
       43              301.57%             71             144.44%             99             100.00%


In the event the Policy Owner has a substandard rating, the preceding percentages will differ.

PROCEEDS PAYABLE ON DEATH

The actual Death Proceeds payable on the Insured's death will be the death benefit as described above, less any Policy Indebtedness and less any unpaid Policy Charges. Under certain circumstances, the Death Proceeds may be adjusted (see "Incontestability," "Error in Age," and "Suicide").

RIGHT OF CONVERSION

The Policy Owner may, at any time, upon written request to the Company within 24 months of the Policy Date, make an irrevocable, one-time election to transfer all Sub-Account Cash Values to the Fixed Account. The Right of Conversion provision is subject to state availability.

CHANGES OF INVESTMENT POLICY

The Company may materially change the investment policy of the Variable Account. The Company must inform the Policy Owners and obtain all necessary regulatory approvals. Any change must be submitted to the various state insurance departments which may disapprove it if deemed detrimental to the interests of the Policy Owners or if it renders the Company's operations hazardous to the public. If a Policy Owner objects, the Policy Owner may elect to transfer all Sub-Account Cash Values to the Fixed Account. No transfer charges will be assessed. The Policy Owner has the later of 60 days (6 months in Pennsylvania) from the date of the investment policy change or 60 days (6 months in Pennsylvania) from being informed of such change to make this conversion. The Company will not require evidence of insurability for this conversion.

The new policy will not be affected by the investment experience of any separate account. The new policy will be for an amount of insurance not exceeding the death benefit of the Policy converted on the date of such conversion.

GRACE PERIOD

If the Cash Surrender Value on a Monthly Anniversary Day is not sufficient to cover the current Policy Charges, a grace period of 61 days from the Monthly Anniversary Day will be allowed for the payment of a premium equal to three times the current monthly deduction. The Company will send a notice at the start of the grace period to the Policy Owner's address as indicated on the application or the last address specified. If the required premium is not paid by the end of the grace period, the Policy will terminate without value. If the Insured dies during the grace period, the Company will pay the Death Proceeds.

REINSTATEMENT

If the grace period ends and the Policy Owner has neither paid the required premium nor surrendered the Policy for its Cash Surrender Value, the Policy Owner may reinstate the Policy by:

     1. submitting a written request at any time within 3 years after the end of the grace period and prior to the Maturity Date;

     2. providing evidence of insurability satisfactory to the Company;

     3. paying sufficient premium to cover all Policy Charges that were due and unpaid during the grace period;

     4. paying sufficient premium to keep the Policy in force for 3 months from the date of reinstatement; and

     5. paying or reinstating any Indebtedness against the Policy which existed at the end of the grace period.

The effective date of a reinstated Policy will be the Monthly Anniversary Day on or next following the date the application for reinstatement is approved by the Company. If the Policy is reinstated, the Cash Value on the date of reinstatement, but prior to applying any premiums or loan repayments received, will be set equal to the Cash Value at the end of the grace period.

Unless the Policy Owner has provided otherwise, all amounts will be allocated based on the Underlying Mutual Fund allocation factors in effect at the start of the grace period.

THE FIXED ACCOUNT OPTION

Under exemptive and exclusionary provisions, interests in the General Account have not been registered under the Securities Act of 1933 and the General Account has not been registered as an investment company under the Investment Company Act of 1940 (the "1940 Act"). Accordingly, neither the General Account nor any interests therein is subject to the provisions of these Acts, and the Company has been advised that the staff of the SEC has not reviewed the disclosures in this prospectus relating to the Fixed Account option. Disclosures regarding the General Account may, however, be subject to certain generally applicable provisions of the federal securities laws concerning the accuracy and completeness of statements made in prospectuses.

As explained earlier, a Policy Owner may elect to allocate or transfer all or part of the Cash Value to the Fixed Account and the amount allocated or transferred becomes part of the General Account. The General Account consists of all assets of the Company other than those in the Variable Account and in other separate accounts that have been or may be established by the Company. Subject to applicable law, the Company has sole discretion over the investment of the assets of the General Account, and Policy Owners do not share in the investment experience of those assets. The Company guarantees that the part of the Cash Value invested in the Fixed Account will accrue interest daily at an effective annual rate that the Company declares periodically. The Fixed Account crediting rate will not be less than an effective annual rate of 3%. Upon request, the Company will inform a Policy Owner of the then applicable rate. The Company is not obligated to credit interest at a higher rate.

The Fixed Account is not available for Policies issued in the State of Texas.

CHANGES IN EXISTING INSURANCE COVERAGE

The Policy Owner may request certain changes in the insurance coverage under the Policy. Any request must be in writing and received at the Home Office. No change will take effect unless the Cash Surrender Value, after the change, is sufficient to keep the Policy in force for at least 3 months.

SPECIFIED AMOUNT INCREASES

After the first Policy Year, the Policy Owner may request an increase to the Specified Amount. Any increase will be subject to the following conditions:

     1.   the request must be applied for in writing;

     2.   satisfactory evidence of insurability must be provided;

     3.   the increase must be for a minimum of $10,000;

     4. the Cash Surrender Value is sufficient to continue the Policy in force for at least 3 months; and

     5.   age limits are the same as for a new issue.

Any approved increase will have an effective date of the Monthly Anniversary Day on or next following the date the Company approves the supplemental application, unless a different date is requested by the Policy Owner. The Company reserves the right to limit the number of Specified Amount increases to one each Policy Year.

SPECIFIED AMOUNT DECREASES

After the first Policy Year, the Policy Owner may also request a decrease to the Specified Amount. Any approved decrease will be effective on the Monthly Anniversary Day on or next following the date the Company receives the request. Any such decrease will reduce insurance in the following order:

     1.   against insurance provided by the most recent increase;

     2.   against the next most recent increases successively; and

     3.   against insurance provided under the original application.

The Company reserves the right to limit the number of Specified Amount decreases to one each Policy Year. The Company will refuse a request for a decrease which would:

     1. reduce the Specified Amount to less than $50,000 ($100,000 in New Jersey and Pennsylvania); or

     2.   disqualify the Policy as a contract for life insurance.

CHANGES IN THE DEATH BENEFIT OPTION

After the first Policy Year, the Policy Owner may elect to change the death benefit option under the Policy from either Option 1 to Option 2, or from Option 2 to Option 1. Initial elections to Option 3 are irrevocable. Accordingly, such changes to or from Option 3 are not permitted. Only one change of death benefit option is permitted per Policy Year. The effective date of such change will be the Monthly Anniversary Day following the date such change is approved by the Company.

In order for any such change in the death benefit option to become effective, the Cash Surrender Value, after such change, must be sufficient to keep the Policy in force for at least three months subsequent to said change.

The Company will adjust the Specified Amount such that the Net Amount at Risk remains constant. Any such change which would result in the Specified Amount being reduced to an amount in which the total premiums paid exceed the premium limit required by applicable state law to qualify the Policy as a contract for life insurance will not be permitted.

OTHER POLICY PROVISIONS

POLICY OWNER

While the Insured is living, all rights in this Policy are vested in the Policy Owner named in the application or as subsequently changed, subject to assignment, if any.

The Policy Owner may name a contingent Policy Owner or a new Policy Owner while the Insured is living. Any change must be in a written form satisfactory to the Company and recorded at the Home Office. Once recorded, the change will be effective when signed. The change will not affect any payment made or action taken by the Company before it was recorded. The Company may require that the Policy be submitted for endorsement before making a change.

If the Policy Owner is other than the Insured, names no contingent Policy Owner, and dies before the Insured, the Policy Owner's rights in this Policy belong to the Policy Owner's estate.

BENEFICIARY

The Beneficiary(ies) will be as named in the application or as subsequently changed, subject to assignment, if any.

The Policy Owner may name a new Beneficiary while the Insured is living. Any change must be in a written form satisfactory to the Company and recorded at the Home Office. Once recorded, the change will be effective when signed. The change will not affect any payment made or action taken by the Company before it was recorded.

If any Beneficiary predeceases the Insured, that Beneficiary's interest passes to any surviving Beneficiary(ies), unless otherwise provided.

Multiple Beneficiaries will be paid in equal shares, unless otherwise provided. If no named Beneficiary survives the Insured, the Death Proceeds will be paid to the Policy Owner or the Policy Owner's estate.

ASSIGNMENT

While the Insured is living, the Policy Owner may assign his or her rights in the Policy. The assignment must be in writing, signed by the Policy Owner and recorded by the Home Office. Any assignment will not affect any payments made or actions taken by the Company before it was recorded. The Company is not responsible for any assignment not submitted for recording, nor is the Company responsible for the sufficiency or validity of any assignment. The assignment will be subject to any Indebtedness owed to the Company before it was recorded.

INCONTESTABILITY

The Company will not contest payment of the Death Proceeds based on the initial Specified Amount after the Policy has been in force during the Insured's lifetime for 2 years from the Policy Date. For any increase in Specified Amount requiring evidence of insurability, the Company will not contest payment of the Death Proceeds based on such an increase after it has been in force during the Insured's lifetime for 2 years from its effective date.

ERROR IN AGE

If the age of the Insured has been misstated, the affected benefits will be adjusted. The amount of the death benefit will be (1) multiplied by (2) and then the result added to (3), where:

     1. is the amount of the death benefit at the time of the Insured's death reduced by the amount of the Cash Value at the time of the Insured's death;

     2. is the ratio of the monthly cost of insurance applied in the Policy month of death and the monthly cost of insurance that should have been applied at the true age in the Policy month of death; and

     3.  is the Cash Value at the time of the Insured's death.

SUICIDE

If the Insured dies by suicide, while sane or insane, within two years from the Policy Date, the Company will pay no more than the sum of the premiums paid, less any Indebtedness. If the Insured dies by suicide, while sane or insane, within two years from the date an application is accepted for an increase in the Specified Amount, the Company will pay no more than the amount paid for such additional benefit.

NONPARTICIPATING POLICIES

These are nonparticipating Policies on which no dividends are payable. These Policies do not share in the profits or surplus earnings of the Company.

RIDERS

A rider may be added as an addition to the Policy.  Riders currently include:

     1.   Base Insured Term Rider;

     2.   Change of Insured Rider; and

     3.   Additional Protection Rider.

Rider availability varies by state.

LEGAL CONSIDERATIONS

On July 6, 1983, the U.S. Supreme Court held in Arizona Governing Committee v. Norris that certain annuity benefits provided by employers' retirement and fringe benefit programs may not vary between men and women on the basis of sex. This decision applies only to benefits derived from premiums made on or after August 1, 1983. The Policies offered by this prospectus are based upon actuarial tables which distinguish between men and women and thus the Policies provide different benefits to men and women of the same age. Accordingly, employers and employee organizations should consider, in consultation with legal counsel, the impact of Norris on any employment related insurance or benefit program before purchasing this Policy.

DISTRIBUTION OF THE POLICIES

The Policies will be sold by licensed insurance agents in those states where the Policies may lawfully be sold. Such agents will be registered representatives of broker dealers registered under the Securities Exchange Act of 1934 who are members of the National Association of Securities Dealers, Inc. ("NASD"). The Policies will be distributed by the General Distributor, Nationwide Advisory Services, Inc. ("NAS").

NAS is a corporation which was organized under the laws of the State of Ohio on April 8, 1965. NAS is both a broker-dealer and registered investment adviser. As such, it is the principal underwriter for several open-end investment companies and for a number of separate accounts issued by the Company and Nationwide Life Insurance Company to fund the benefits of variable insurance and annuity policies. NAS also currently acts as the investment adviser and/or administrator for the mutual fund portfolios sold through NAS's registered representatives and for some of the mutual fund portfolios which act as underlying investment options for the variable insurance and annuity policies issued by the Company or Nationwide Life Insurance Company.

NAS acts as general distributor for the Nationwide Multi-Flex Variable Account, DCVA-II, Nationwide Variable Account-II, Nationwide Variable Account-5, Nationwide Variable Account-6, Nationwide Variable Account-8, Nationwide Variable Account-9,
Nationwide VA Separate Account-A,
Nationwide VA Separate Account-B,
Nationwide VA Separate Account-C,
Nationwide VL Separate Account-A,
Nationwide VL Separate Account-B,
Nationwide VL Separate Account-C,
Nationwide VL Separate Account-D,
Nationwide VLI Separate Account-2,
Nationwide VLI Separate Account-3,
Nationwide VLI Separate Account-4,
Nationwide VLI Separate Account-5, and the Nationwide Variable Account, all of which are separate investment accounts of the Company or its affiliates. NAS is a wholly owned subsidiary of the Company.

NAS also acts as principal underwriter for the, Nationwide Separate Account Trust, Financial Horizons Investment Trust, Nationwide Mutual Funds, and Nationwide Asset Allocation Trust, which are open-end management investment companies.

Gross first year commissions plus any expense allowance payments made by the Company on the sale of these Policies distributed by the General Distributor will not exceed 40% of the Target Premium plus 5% of any excess premium payments in year one and 25% of the Target Premium plus 5% on the excess premium in years two through four. Gross renewal commissions paid at the beginning of Policy Year five and beyond by the Company will not exceed 2.5% of actual premium payments plus an annual effective rate of 0.20%, paid quarterly, of the Cash Value as of the end of the prior quarter.

CUSTODIAN OF ASSETS

The Company serves as the custodian of the assets of the Variable Account.

TAX MATTERS

POLICY PROCEEDS

Section 7702 of the Code provides that if certain tests are met, a policy will be treated as a life insurance policy for federal tax purposes. The Company will monitor compliance with these tests. The Policy should thus receive the same federal income tax treatment as fixed benefit life insurance. As a result, the Death Proceeds payable under a Policy are excludable from gross income of the Beneficiary under Section 101 of the Code.

Section 7702A of the Code defines modified endowment contracts as those policies issued or materially changed on or after June 21, 1988 on which the total premiums paid during the first seven years exceed the amount that would have been paid if the policy provided for paid up benefits after seven level annual premiums (see "Information about the Policies"). The Code provides that taxation of surrenders, partial surrenders, loans, collateral assignments and other pre-death distributions from modified endowment contracts (other than certain distributions to terminally ill individuals) are subject to federal income taxes a manner similar to the way annuities are taxed. Modified endowment contract distributions are defined by the Code as amounts not received as an annuity and are taxable to the extent the cash value of the policy exceeds, at the time of distribution, the premiums paid into the policy. A 10% tax penalty generally applies to the taxable portion of such distributions unless the policy owner is over age 59 1/2 or disabled or the distribution is part of an annuity to the policy owner as defined in the Code. Under certain circumstances, certain distributions made under a policy on the life of a "terminally ill individual", as that term is defined in the Code, are excludable from gross income.

The Policies offered by this prospectus may or may not be issued as modified endowment contracts. The Company will monitor premiums paid and will notify the Policy Owner when the Policy's non-modified endowment status is in jeopardy. If a Policy is not a modified endowment contract, a cash distribution during the first 15 years after a Policy is issued which causes a reduction in death benefits may still become fully or partially taxable to the Policy Owner pursuant to Section 7702(f)(7) of the Code. The Policy Owner should carefully consider this potential effect and seek further information before initiating any changes in the terms of the Policy. Under certain conditions, a Policy may become a modified endowment as a result of a material change or a reduction in benefits as defined by Section 7702A(c) of the Code.

In addition to meeting the tests required under Section 7702, Section 817(h) of the Code requires that the investments of separate accounts such as the Variable Account be adequately diversified. Regulations under 817(h) provide that a variable life policy that fails to satisfy the diversification standards will not be treated as life insurance unless such failure was inadvertent, is corrected, and the policy owner or the company pays an amount to the IRS. The amount will be based on the tax that would have been paid by the policy owner if the income, for the period the policy was not diversified, had been received by the policy owner. If the failure to diversify is not corrected in this manner, the policy owner will be deemed the owner of the underlying securities and taxed on the earnings of his or her account.

Representatives of the IRS have suggested, from time to time, that the number of underlying mutual funds available or the number of transfer opportunities available under a variable product may be relevant in determining whether the product qualifies for the desired tax treatment. No formal guidance has been issued in this area. Should the Secretary of the Treasury issue additional rules or regulations limiting the number of underlying mutual funds, transfers between underlying mutual funds, exchanges of underlying mutual funds or changes in investment objectives of underlying mutual funds such that the Policy would no longer qualify as life insurance under Section 7702 of the Code, the Company will take whatever steps are available to remain in compliance.

The Company will monitor compliance with these regulations and, to the extent necessary, will change the objectives or assets of the Sub-Account investments to remain in compliance.

A total surrender or cancellation of the Policy by lapse or the maturity of the Policy on its Maturity Date may have adverse tax consequences. If the amount received by the Policy Owner plus total Policy Indebtedness exceeds the premiums paid into the Policy, the excess generally will be treated as taxable income, regardless of whether or not the Policy is a modified endowment contract.

- Withholding

Distributions of income from a modified endowment contract are subject to federal income tax withholding; however, the recipient may elect not to have the withholding taken from the distribution. A distribution of income from a modified endowment contract may be subject to mandatory back-up withholding (which cannot be waived). The mandatory back-up withholding rate is 31% of the income that is distributed and will arise of no taxpayer identification number is provided to the Company, or if the IRS notifies the Company that back-up withholding is required.

- Non-Resident Aliens

Pre-death distributions from modified endowment contracts of income to nonresident aliens ("NRAs") are generally subject to federal income tax and tax withholding at a statutory rate of 30% of the amount of income that is distributed. The Company is required to withhold such amount from the distribution and remit it to the IRS. Distributions to certain NRAs may be subject to lower, or in certain instances zero, tax and withholding rates, if the United States has entered into an applicable treaty. However, in order to obtain the benefits of such treaty provisions, the NRA must give to the Company sufficient proof of his or her residency and citizenship in the form and manner prescribed by the IRS. In addition, the NRA must obtain an individual taxpayer identification number from the IRS, and furnish that number to the Company prior to the distribution. If the Company does not have the proper proof of citizenship or residency and a proper individual taxpayer identification number prior to any distribution, the Company will be required to withhold 30% of the income, regardless of any treaty provision.

A pre-death distribution may not be subject to withholding where the recipient sufficiently establishes to the Company that such payment is effectively connected to the recipient's conduct of a trade or business in the United States and that such payment is includable in the recipient's gross income for United States federal income tax purposes. Any such distributions may be subject to back-up withholding at the statutory rate (currently 31%) if no taxpayer identification number, or an incorrect taxpayer identification number, is provided.

- Federal Estate and Generation-Skipping Transfer Taxes

The federal estate tax is integrated with the federal gift tax under a unified tax rate schedule. In general, in 1998, an estate of less than $625,000 (inclusive of certain pre-death gifts) will not incur a federal estate tax liability. In addition, an unlimited marital deduction may be available for federal estate tax purposes, for certain amounts that pass to the surviving spouse.

The death benefit will generally be included in such Insured's federal gross estate if: (1) the Death Proceeds were payable to or for the benefit of such Insured's estate; or (2) such Insured held any "incident of ownership" in the Policy at death or at any time within three years of death. An incident of ownership is, in general, any right that may be exercised by the Policy, such as the right to borrow on the Policy, or the right to name a new Beneficiary.

If the Policy Owner (whether or not he or she is an Insured) transfers ownership of the Policy to another person, such transfer may be subject to a federal gift tax. In addition, if such Policy Owner transfers the Policy to someone two or more generations younger than the Policy Owner, the transfer may be subject to the federal generation-skipping transfer tax ("GSTT"), the taxable amount being the value of the Policy.

Similarly, if the Beneficiary is two or more generations younger than an Insured, the payment of the Death Proceeds at the death of such Insured may be subject to the GSTT. Pursuant to regulations recently promulgated by the U.S. Treasury Department, the Company may be required to withhold a portion of the Death Proceeds and pay them directly to the IRS as the GSTT liability.

The GSTT provisions generally apply to the same transfers that are subject to estate or gift taxes.

The tax rate is a flat rate equal to the maximum estate tax rate (currently 55%), and there is a provision for an aggregate $1 million exemption. Due to the complexity of these rules, the Policy Owner should consult with counsel and other competent advisors regarding these taxes.

State and local estate, inheritance income and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Policy Owner or Beneficiary. A Policy Owner should consult with a competent tax adviser for specific information regarding the applicability of such taxes.

TAXATION OF THE COMPANY

The Company is taxed as a life insurance company under the Code. The Variable Account will not be taxed separately from the Company as a "regulated investment company" under Sub-chapter M of the Code. Investment income and realized capital gains on the assets of the

Variable Account are reinvested and taken into account in determining the value of Accumulation Units. As a result, such investment income and realized capital gains are automatically applied to increase reserves under the Policies. Under Ohio law, in general, variable account assets are immune from the claims of the general creditors of the Company to the extent of the reserves and other policy liabilities.

The Company does not initially expect to incur any federal income tax liability that would be chargeable to the Variable Account. Based upon these expectations, no charge is currently being made against the Variable Account for federal income taxes. If, however, the Company determines that on a separate company basis such taxes may be incurred, it reserves the right to assess a charge for such taxes against the Variable Account.

The Company may also incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If they increase, however, charges for such taxes may be made.

TAX CHANGES

The foregoing discussion, which is based on the Company's understanding of federal tax laws as they are currently interpreted by the IRS, is general and is not intended as tax advice.

In the recent past, the Code has been subjected to numerous amendments and changes, and it is reasonable to believe that it will continue to be revised. The United States Congress has, in the past, considered numerous legislative proposals that, if enacted, could change the tax treatment of the Policies. It is reasonable to believe that such proposals and other proposals may be enacted into law. In addition, the U.S. Treasury Department may amend existing regulations, issue new regulations, or adopt new interpretations of existing law that may be at variance with its current positions on these matters. In addition, current state law (which is not discussed herein), and future amendments to state law, may affect the tax consequences of the Policy.

If the Policy Owner, Insured, Beneficiary, or other person receiving any benefit or interest in or from the Policy is not both a resident and citizen of the United States, there may be a tax imposed by a foreign country, in addition to any tax imposed by the United States. The foreign law (including regulations, rulings, and case law) may change and impose additional taxes on the Policy, the death benefit, or other distributions and/or ownership of the Policy, or a treaty may be amended and all or part of the favorable treatment may be eliminated.

Any or all of the foregoing may change from time to time without any notice, and the tax consequences arising out of a Policy may be changed retroactively. There is no way of predicting if, when, and to what extent any such change may take place. No representation is made as to the likelihood of the continuation of these current laws, interpretations, and policies.

The foregoing is a general explanation as to certain tax matters pertaining to insurance policies. It is not intended to be legal or tax advice, and should not take the place of your independent legal, tax and/or financial advisor.

THE COMPANY

The life insurance business, which includes product lines in health insurance, annuities and retirement products is the only business in which the Company is engaged.

The Company markets its Policies through independent insurance brokers, general agents, and registered representatives of registered NASD broker-dealer firms.

The Company, in common with other insurance companies, is subject to regulation and supervision by the regulatory authorities of the states in which it is licensed to do business. A license from the state insurance department is a prerequisite to the transaction of insurance business in that state. In general, all states have statutory administrative powers. Such regulation relates, among other things, to licensing of insurers and their agents, the approval of policy forms, the methods of computing reserves, the form and content of statutory financial statements, the amount of policyholders' and stockholders' dividends, and the type of distribution of investments permitted.

The Company operates in the highly competitive field of life insurance. There are approximately 2,300 stock, mutual and other types of insurers in the life insurance business in the United States, and a large number of them compete with the registrant in the sale of insurance policies.

As is customary in insurance company groups, employees are shared with the other insurance companies in the group. In addition to its direct salaried employees, the Company shares employees with Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company.

The Company serves as depositor for
Nationwide VL Separate Account-A,
Nationwide VL Separate Account-B,
Nationwide VL Separate Account-C,
Nationwide VL Separate Account-D,
Nationwide VA Separate Account-A,
Nationwide VA Separate Account-B, and
Nationwide VA Separate Account-C, each of which is a registered investment company.

The Company does not presently own or lease any materially important physical properties when its property holdings are viewed in relation to its total assets. The Company shares the Home Office, other facilities and equipment with Nationwide Mutual Insurance Company.

COMPANY MANAGEMENT

Nationwide Life and Annuity Insurance Company, together with Nationwide Mutual Insurance Company, Nationwide Mutual Fire Insurance Company, Nationwide Indemnity Company, Nationwide Life Insurance Company, Nationwide Property and Casualty Insurance Company, National Casualty Company, Scottsdale Indemnity Company and Nationwide General Insurance Company and their affiliated companies comprise the Nationwide Insurance Enterprise.

The companies comprising the Nationwide Insurance Enterprise have substantially common boards of directors and officers. Nationwide Financial Services, Inc. is the sole shareholder of Nationwide Life.


DIRECTORS OF THE COMPANY
----------------------------------------- ----------------------------- --------------------------------------------
  DIRECTORS OF THE DEPOSITOR NAME AND     POSITIONS AND OFFICERS WITH              PRINCIPAL OCCUPATION
       PRINCIPAL BUSINESS ADDRESS                  DEPOSITOR
----------------------------------------- ----------------------------- --------------------------------------------
Lewis J. Alphin                           Director                      Farm Owner and Operator (1)
519 Bethel Church Road
Mount Olive, NC 28365
----------------------------------------- ----------------------------- --------------------------------------------
A. I. Bell                                Director                      Farm Owner and Operator (1)
4121 North River Road West
Zanesville, OH 43701
----------------------------------------- ----------------------------- --------------------------------------------
Keith W. Eckel                            Director                      Partner, Fred W. Eckel Sons; President,
1647 Falls Road                                                         Eckel Farms, Inc. (1)
Clarks Summit, PA 18411
----------------------------------------- ----------------------------- --------------------------------------------
Willard J. Engel                          Director                      Retired General Manager, Lyon County
301 East Marshall Street                                                Co-operative Oil Company (1)
Marshall, MN 44691
----------------------------------------- ----------------------------- --------------------------------------------
Fred C. Finney                            Director                      Owner and Operator, Moreland Fruit Farm;
1558 West Moreland Road                                                 Operator, Melrose Orchard (1)
Wooster, OH 44691
----------------------------------------- ----------------------------- --------------------------------------------
Charles L. Fuellgraf, Jr.                 Director                      Chief Executive Officer, Fuellgraf
600 South Washington Street                                             Electric Company (1)
Butler, PA 16001
----------------------------------------- ----------------------------- --------------------------------------------
Joseph J. Gasper                          President and Chief           President and Chief Operating Officer,
One Nationwide Plaza                      Operating Officer and         Nationwide Life Insurance Company and
Columbus, OH 43215                        Director                      Nationwide Life and Annuity Insurance
                                                                        Company (2)
----------------------------------------- ----------------------------- --------------------------------------------
Dimon R. McFerson                         Chairman and Chief            Chairman and Chief Executive
One Nationwide Plaza                      Executive                     Officer-Nationwide Insurance Enterprise (2)
Columbus, OH 43215                        Officer-Nationwide
                                          Insurance Enterprise and
                                          Director
----------------------------------------- ----------------------------- --------------------------------------------
David O. Miller                           Chairman of the Board and     President, Owen Potato Farm, Inc.;
115 Sprague Drive                         Director                      Partner, M&M Enterprises (1)
Hebron, OH 43025
----------------------------------------- ----------------------------- --------------------------------------------
Yvonne L. Montgomery                      Director                      Senior Vice President-General Manager
Suite 1600                                                              Southern Customer Operations for U.S.
2859 Paces Ferry Road                                                   Customer Operations, Xerox Corporation (2)
Atlanta, GA 30339
----------------------------------------- ----------------------------- --------------------------------------------
James F. Patterson                        Director                      Vice President, Pattersons, Inc.;
8765 Mulberry Road                                                      President, Patterson Farms, Inc. (1)
Chesterland, OH 44026
----------------------------------------- ----------------------------- --------------------------------------------
Arden L. Shisler                          Director                      President and Chief Executive Officer, K&B
1356 North Wenger Road                                                  Transport, Inc. (1)
Dalton, OH 44618
----------------------------------------- ----------------------------- --------------------------------------------
Robert L. Stewart                         Director                      Owner and Operator Sunnydale Farms and
88740 Fairview Road                                                     Mining (1)
Jewett, OH 43986
----------------------------------------- ----------------------------- --------------------------------------------
Nancy C. Thomas                           Director                      Farm Owner and Operator, Da-Ma-Lor Farms
10835 Georgetown Street NE                                              (1)
Louisville, OH 44641
----------------------------------------- ----------------------------- --------------------------------------------
Harold W. Weihl                           Director                      Farm Owner and Operator, Weihl Farms (1)
14282 King Road
Bowling Green, OH 43402
----------------------------------------- ----------------------------- --------------------------------------------

1) Principal Occupation for last 5 years

2) Prior to assuming this current position, held other executive management positions with the same or affiliated companies.

Each of the directors is a director of the other major insurance affiliates of the Nationwide Insurance Enterprise, except Mr. Gasper who is a director only of the Company and Nationwide Life Insurance Company. Messrs. McFerson and Gasper are directors of Nationwide Advisory Services, Inc., a registered broker-dealer.

Messrs. McFerson, Miller, Patterson, Shisler and Fuellgraf are directors of Nationwide Financial Services, Inc. Messrs. Fuellgraf, McFerson, Ms. Thomas and Mr. Weihl are trustees of Nationwide Investing Foundation, and Nationwide Investing Foundation III, registered investment companies. Messrs. McFerson, Gasper and Woodward are trustees of Nationwide Separate Account Trust and Nationwide Asset Allocation Trust, registered investment companies. Mr. McFerson is trustee of Financial Horizons Investment Trust and Nationwide Investing Foundation II, registered investment companies. Mr. Engel is a director of Western Cooperative Transport.


EXECUTIVE OFFICERS OF THE COMPANY
-------------------------------------------------------------------------------------------------------------------
            OFFICERS OF THE DEPOSITOR                                 OFFICES OF THE DEPOSITOR
       NAME AND PRINCIPAL BUSINESS ADDRESS
-------------------------------------------------------------------------------------------------------------------
Robert A. Oakley                                  Executive Vice President-Chief Financial Officer
One Nationwide Plaza
Columbus, OH 43215
-------------------------------------------------------------------------------------------------------------------
Robert J. Woodward, Jr.                           Executive Vice President-Chief Investment Officer
One Nationwide Plaza
Columbus, OH 43215
-------------------------------------------------------------------------------------------------------------------
Harvey S. Galloway, Jr.                           Senior Vice President and Chief Actuary, Health and Annuities
One Nationwide Plaza
Columbus, OH 43215
-------------------------------------------------------------------------------------------------------------------
Richard A. Karas                                  Senior Vice President - Sales and Financial Services
One Nationwide Plaza
Columbus, OH 43215
-------------------------------------------------------------------------------------------------------------------
Susan A. Wolken                                   Senior Vice President - Life Company Operations
One Nationwide Plaza
Columbus, OH 43215
-------------------------------------------------------------------------------------------------------------------
Matthew S. Easley                                 Vice President-Life Marketing and Administrative Services
One Nationwide Plaza
Columbus, OH 43215
-------------------------------------------------------------------------------------------------------------------
Timothy E. Murphy                                 Vice President-Strategic Marketing
One Nationwide Plaza
Columbus, OH 43215
-------------------------------------------------------------------------------------------------------------------
R. Dennis Noice                                   Vice President Retail Operations
One Nationwide Plaza
Columbus, OH 43215
-------------------------------------------------------------------------------------------------------------------
Joseph P. Rath                                    Vice President-Product and Market Compliance
One Nationwide Plaza
Columbus, OH 43215
-------------------------------------------------------------------------------------------------------------------


OTHER CONTRACTS ISSUED BY THE COMPANY

The Company does presently and will, from time to time, offer variable contracts and policies with benefits which vary in accordance with the investment experience of a separate account of the Company.

STATE REGULATION

The Company is subject to the laws of Ohio governing insurance companies and to regulation by the Ohio Insurance Department. An annual statement in a prescribed form is filed with the Insurance Department each year covering the operation of the Company for the preceding year and its financial condition as of the end of such year. Regulation by the Insurance Department includes periodic examination to determine the Company's contract liabilities and reserves so that the Insurance Department may certify the items are correct. The Company's books and accounts are subject to review by the Insurance Department at all times and a full examination of its operations is conducted periodically by the National Association of Insurance Commissioners. Such regulation does not, however, involve any supervision of management or investment practices or policies. In addition, the Company is subject to regulation under the insurance laws of other jurisdictions in which it may operate.

REPORTS TO POLICY OWNERS

The Company will mail to the Policy Owner, at the address specified on the application or any address provided subsequent to the application, an annual statement showing the amount of the current death benefit, the Cash Value, Cash Surrender Value, premiums paid and monthly charges deducted since the last report, amounts invested in the Fixed Account and in the Variable Account and in each Sub-Account, and any Policy Indebtedness.

The Company also shall send Policy Owners annual and semi-annual reports containing all applicable information and financial statements, or their equivalent, which must be sent to Underlying Mutual Fund shareholders as required by the rules under the 1940 Act.

In addition, Policy Owners will receive statements of significant transactions, such as changes in Specified Amount, changes in death benefit option, changes in future premium allocation, transfers among Sub-Accounts, premium payments, loans, loan repayments, reinstatement and termination.

ADVERTISING

The Company is ranked and rated by independent financial rating services, including Moody's, Standard & Poor's and A.M. Best Company. The purpose of these ratings is to reflect the financial strength or claims-paying ability of the Company. The ratings are not intended to reflect the investment experience or financial strength of the Variable Account. The Company may advertise these ratings from time to time. In addition, the Company may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend the Company or the Contracts. Furthermore, the Company may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.

YEAR 2000 COMPLIANCE ISSUES

The Company has developed and implemented a plan to address issues related to the Year 2000. The problem relates to many existing computer systems using only two digits to identify a year in a date field. These systems were designed and developed without considering the impact of the upcoming change in the century. If not corrected, many computer systems could fail or create erroneous results when processing information dated after December 31, 1999. Like many organizations, the Company is required to renovate or replace many computer systems so that the systems will function properly after December 31, 1999. The Company has completed an inventory and assessment of all computer systems and has developed a plan to renovate or replace all applications that were identified as not Year 2000 compliant. As of the end of July 1998, the Company has renovated 97% of all applications that required renovation. Testing of the renovated programs is in process, including running each application with the date moved forward to Year 2000. The Company expects to complete the testing of all renovated applications by the end of 1998. For applications being replaced, the Company anticipates all replacement systems to be in place and functioning by the end of 1998. Contingency plans are substantially completed which identify actions to be taken should the Company's renovation and replacement strategies fall behind schedule.

The Company is also completing an inventory and assessment of all vendor products. As of the end of July 1998, 83% of products had been assessed and 69% were Year 2000 compliant. The Company is certifying that each vendor product is Year 2000 compliant. At the end of July 1998, 24% of vendor products that were identified as Year 2000 compliant had been certified. The Company anticipates having all vendor products assessed and certified by the end of 1998. Any vendor products that can not be certified as Year 2000 compliant will be replaced or eliminated.

In addition to resolving internal Year 2000 readiness issues, the Company is working with all external organizations (business partners) to assess Year 2000 issues associated with the exchange of electronic data. The Company has completed an inventory and assessment of all interfaces with business partners and is in the process of testing those interfaces. The Company has also initiated plans to survey producer business partners to ascertain their Year 2000 readiness.

Operating expenses in 1997 and in the first six months of 1998 include approximately $45 million and $22.6 million, respectively, for technology projects, including costs related to Year 2000. In the second half of 1998, the Company anticipates spending an amount comparable to expense for the first half of 1998. At this time, no significant Year 2000 costs are anticipated in 1999. Management does not anticipate that the completion of Year 2000 renovation and replacement activities will result in a reduction in operating expenses. Rather, personnel and resources currently allocated to Year 2000 issues will be assigned to other technology-related projects. These expenses do not have an effect on the assets of the Variable Account and are not charged through to the Contract Owner.

LEGAL PROCEEDINGS

There are no material legal proceedings, other than ordinary routine litigation incidental to the business to which the Company and the Variable Account are parties or to which any of their property is the subject.

The General Distributor, Nationwide Advisory Services, Inc., is not engaged in any litigation of any material nature.

From time to time the Company is a party to litigation and arbitration proceedings in the ordinary course of its business, none of which is expected to have a material adverse effect on the Company.

EXPERTS

The audited financial statements and schedules have been included herein in reliance upon the reports of KPMG Peat Marwick LLP, independent certified public accountants, and upon the authority of said firm as experts in accounting and auditing.

REGISTRATION STATEMENT

A Registration Statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the Policies offered hereby. This prospectus does not contain all the information set forth in the Registration Statement and amendments thereto and exhibits filed as a part thereof, to all of which reference is hereby made for further information concerning the Variable Account, the Company, and the Policies offered hereby. Statements contained in this prospectus as to the content of Policies and other legal instruments are summaries. For a complete statement of the terms thereof, reference is made to such instruments as filed.

LEGAL OPINIONS

Legal matters in connection with the Policies described herein are being passed upon by Druen, Dietrich, Reynolds & Koogler, One Nationwide Plaza, Columbus, Ohio 43215. All the members of such firm are employed by the Nationwide Mutual Insurance Company.

APPENDIX A

ILLUSTRATIONS OF CASH VALUES,
CASH SURRENDER VALUES,
AND DEATH BENEFITS

The illustrations in this prospectus have been prepared to help show how values under the Policies change with investment performance. The illustrations illustrate how Cash Values, Cash Surrender Values and death benefits under a Policy would vary over time if the hypothetical gross investment rates of return were a uniform annual effective rate of either 0%, 6% or 12%. If the hypothetical gross investment rate of return averages 0%, 6% or 12% over a period of years, but fluctuates above or below those averages for individual years, the Cash Values, Cash Surrender Values and death benefits may be different. For hypothetical returns of 0% and 6%, the illustrations also illustrate when the Policies would go into default, at which time additional premium payments would be required to continue the Policy in force. The illustrations also assume there is no Policy Indebtedness, no additional premium payments are made, no Cash Values are allocated to the Fixed Account, and there are no changes in the Specified Amount or death benefit option.

The amounts shown for the Cash Value, Cash Surrender Value and death benefit as of each Policy Anniversary reflect the fact that the net investment return on the assets held in the Sub-Accounts is lower than the gross return. This is due to the daily charges made against the assets of the Sub-Accounts for assuming mortality and expense risks. Beginning in the third Policy Year, Cash Surrender Value equals Cash Value less Indebtedness, or other deductions. In Policy Years one and two only, Cash Surrender Value equals Cash Value less Indebtedness or other deductions increased by 3% of the current premium in excess of Target Premium. The guaranteed mortality and expense risk charges for Policy Years one through four are equivalent to an annual effective rate of 0.75% of the daily net asset value of the Variable Account. The current mortality and expense risk charges for Policy Years one through four are equivalent to an annual effective rate of 0.60% of the daily net assets of the Variable Account. The current mortality and expense risk charges for Policy Years five through twenty are equivalent to an annual effective rate of 0.40% of the daily net assets of the Variable Account. The current mortality and expense risk charges for Policy Years twenty-one and beyond are equivalent to an annual effective rate of 0.25% of the daily net assets of the Variable Account. In addition, the net investment returns also reflect the deduction of Underlying Mutual Fund investment advisory fees and other expenses which are equivalent to an annual effective rate of 0.90% of the daily net assets of the Variable Account. This effective rate is based on the average of the fund expenses for the preceding year for all Underlying Mutual Fund options available under the policy as of March 13, 1998.

Considering current charges for mortality and expense risks and Underlying Mutual Fund expenses, gross annual rates of return of 0%, 6% and 12% correspond to net investment experience at constant annual rates of -1.50%, 4.50% and 10.50%, for Policy Years one through four, and rates of -1.30%, 4.70% and 10.70%, for Policy Years five through twenty, and rates of -1.15%, 4.85% and 10.85%, for Policy Years twenty-one and beyond. Considering guaranteed charges for mortality and expense risks and Underlying Mutual Fund expenses, gross annual rates of return of 0%, 6% and 12% correspond to net investment experience at constant annual rates of -1.65%, 4.35% and 10.35%, for all Policy Years.

The illustrations also reflect the fact that Nationwide makes monthly charges for providing insurance protection. Current values reflect current cost of insurance charges and guaranteed values reflect the maximum cost of insurance charges guaranteed in the Policy. The values shown are for Policies which are issued as standard. Policies issued on a substandard basis would result in lower Cash Values and Death benefits than those illustrated.

The illustrations also reflect the fact that Nationwide deducts a sales load from each premium payment received guaranteed not to exceed 5.5% of each premium payment for the first seven Policy Years and 2% thereafter. On a current basis, the sales load is 5.5% of the Target

Premium plus 3% of premiums in excess of the Target Premium in the first seven Policy Years, and 0% on all premiums thereafter. The Company also deducts a tax expense charge of 3.5%, both current and guaranteed, from all premium payments. The illustrations also reflect the fact that the Company deducts a charge for state premium taxes at a rate of 2.25% and for federal tax at a rate of 1.25% (imposed under Section 848 of the Code) of all premium payments.

In addition, the illustrations reflect the fact that the Company deducts a monthly administrative charge at the beginning of each Policy Month. This monthly administrative expense charge is currently $5.00 per month and guaranteed not to exceed $10.00. The illustrations also reflect the fact that no charges for federal or state income taxes are currently made against the Variable Account. If such a charge is made in the future, it will require a higher gross investment return than illustrated in order to produce the net after-tax returns shown in the illustrations.

Upon request, the Company will furnish a comparable illustration based on the proposed Insured's age, smoking classification, rating classification and premium payment requested.


$100,000 ANNUAL PREMIUM FOR FIRST 7 YEARS                                               $1,703,050 SPECIFIED AMOUNT
                                           CASH VALUE ACCUMULATION TEST
                                UNISEX: REGULAR ISSUE/NONTOBACCO PREFERRED, AGE 45
                                      DEATH BENEFIT OPTION 1: CURRENT VALUES

                          0% HYPOTHETICAL                  6% HYPOTHETICAL                  12% HYPOTHETICAL
                      GROSS INVESTMENT RETURN           GROSS INVESTMENT RETURN          GROSS INVESTMENT RETURN
        PREMIUMS
       PAID PLUS                CASH                             CASH                              CASH
POLICY  INTEREST     CASH     SURRENDER     DEATH     CASH     SURRENDER     DEATH      CASH     SURRENDER     DEATH
YEAR     AT 5%      VALUE       VALUE      BENEFIT    VALUE      VALUE      BENEFIT    VALUE       VALUE      BENEFIT
  1     105,000    87,786      89,929    1,703,050     93,212     95,354    1,703,050    98,639     100,782    1,703,050
  2     215,250    173,990    176,133    1,703,050    190,334    192,477    1,703,050    207,332    209,475    1,703,050
  3     331,013    258,969    258,969    1,703,050    291,904    291,904    1,703,050    327,522    327,522    1,703,050
  4     452,563    342,694    342,694    1,703,050    398,092    398,092    1,703,050    460,407    460,407    1,703,050
  5     580,191    425,967    425,967    1,703,050    510,080    510,080    1,703,050    608,516    608,516    1,703,050
  6     714,201    508,108    508,108    1,703,050    627,380    627,380    1,703,050    772,363    772,363    1,881,786
  7     854,911    589,184    589,184    1,703,050    750,216    750,216    1,774,935    952,732    952,732    2,254,069
  8     897,656    577,278    577,278    1,703,050    781,428    781,428    1,795,878  1,049,061  1,049,061    2,410,953
  9     942,539    565,129    565,129    1,703,050    813,828    813,828    1,817,521  1,154,975  1,154,975    2,579,406
 10     989,666    552,688    552,688    1,703,050    847,440    847,440    1,839,962  1,271,389  1,271,389    2,760,439
 11   1,039,150    539,943    539,943    1,703,050    882,327    882,327    1,863,298  1,399,358  1,399,358    2,955,163
 12   1,091,107    526,847    526,847    1,703,050    918,524    918,524    1,887,568  1,539,999  1,539,999    3,164,698
 13   1,145,662    513,383    513,383    1,703,050    956,098    956,098    1,912,769  1,694,584  1,694,584    3,390,184
 14   1,202,945    499,505    499,505    1,703,050    995,094    995,094    1,938,841  1,864,473  1,864,473    3,632,740
 15   1,263,093    485,021    485,021    1,703,050  1,035,455  1,035,455    1,965,603  2,050,949  2,050,949    3,893,316
 16   1,326,247    469,833    469,833    1,703,050  1,077,198  1,077,198    1,993,140  2,255,544  2,255,544    4,173,433
 17   1,392,560    453,822    453,822    1,703,050  1,120,339  1,120,339    2,021,316  2,479,917  2,479,917    4,474,266
 18   1,462,188    436,818    436,818    1,703,050  1,164,863  1,164,863    2,050,275  2,725,803  2,725,803    4,797,686
 19   1,535,297    418,637    418,637    1,703,050  1,210,755  1,210,755    2,080,198  2,995,078  2,995,078    5,145,844
 20   1,612,062    399,103    399,103    1,703,050  1,258,023  1,258,023    2,110,837  3,289,824  3,289,824    5,519,995
 21   1,692,665    380,192    380,192    1,703,050  1,309,635  1,309,635    2,147,409  3,620,457  3,620,457    5,936,464
 22   1,777,298    361,292    361,292    1,703,050  1,363,911  1,363,911    2,186,758  3,985,915  3,985,915    6,390,617
 23   1,866,163    341,267    341,267    1,703,050  1,420,297  1,420,297    2,227,878  4,387,832  4,387,832    6,882,754
 24   1,959,471    319,592    319,592    1,703,050  1,478,645  1,478,645    2,270,311  4,829,068  4,829,068    7,414,551
 25   2,057,445    296,056    296,056    1,703,050  1,539,010  1,539,010    2,314,055  5,313,360  5,313,360    7,989,169
 26   2,160,317    270,400    270,400    1,703,050  1,601,437  1,601,437    2,359,397  5,844,752  5,844,752    8,611,073
 27   2,268,333    242,377    242,377    1,703,050  1,666,004  1,666,004    2,406,210  6,427,770  6,427,770    9,283,628
 28   2,381,750    211,669    211,669    1,703,050  1,732,764  1,732,764    2,455,153  7,067,266  7,067,266   10,013,609
 29   2,500,837    177,875    177,875    1,703,050  1,801,760  1,801,760    2,506,068  7,768,491  7,768,491   10,805,194
 30   2,625,879    140,522    140,522    1,703,050  1,873,019  1,873,019    2,559,668  8,537,076  8,537,076   11,666,768


(1) no policy loans and no partial withdrawals have been made.

(2) current values reflect current cost of insurance charges and a monthly $5.00 administrative expense charge all the time. Current values reflect a premium charge of 9% of target premium and 6.5% of excess-of-target premium for the first 7 years and 3.5% of all premium from eighth year and on.

(3) net investment returns are calculated as the hypothetical gross investment return less all charges and deductions shown in the prospectus appendix.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an owner, prevailing rates and rates of inflation. The death benefit and cash value for a policy would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years but also fluctuated above or below those averages for individual policy years. No representation can be made by the company or the trust that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.


$100,000 ANNUAL PREMIUM FOR FIRST 7 YEARS                                              $1,703,050 SPECIFIED AMOUNT
                                           CASH VALUE ACCUMULATION TEST
                                            UNISEX: NONTOBACCO, AGE 45
                                     DEATH BENEFIT OPTION 1: GUARANTEED VALUES

                               0% HYPOTHETICAL                  6% HYPOTHETICAL                 12% HYPOTHETICAL
                           GROSS INVESTMENT RETURN          GROSS INVESTMENT RETURN          GROSS INVESTMENT RETURN
           PREMIUMS
           PAID PLUS                CASH                             CASH                              CASH
POLICY     INTEREST   CASH       SURRENDER   DEATH      CASH      SURRENDER   DEATH      CASH       SURRENDER   DEATH
  YEAR       AT 5%      VALUE      VALUE      BENEFIT    VALUE      VALUE      BENEFIT     VALUE      VALUE      BENEFIT
    1       105,000    83,858      86,000    1,703,050     89,106     91,248    1,703,050    94,357      96,500   1,703,050
    2       215,250    166,199    168,342    1,703,050    181,945    184,087    1,703,050    198,326    200,468   1,703,050
    3       331,013    247,061    247,061    1,703,050    278,717    278,717    1,703,050    312,964    312,964   1,703,050
    4       452,563    326,469    326,469    1,703,050    379,626    379,626    1,703,050    439,449    439,449   1,703,050
    5       580,191    404,454    404,454    1,703,050    484,902    484,902    1,703,050    579,107    579,107   1,703,050
    6       714,201    481,028    481,028    1,703,050    594,775    594,775    1,703,050    733,316    733,316   1,786,652
    7       854,911    556,200    556,200    1,703,050    709,497    709,497    1,703,050    901,980    901,980   2,133,995
    8       897,656    539,922    539,922    1,703,050    733,836    733,836    1,703,050    986,652    986,652   2,267,525
    9       942,539    523,086    523,086    1,703,050    758,771    758,771    1,703,050  1,078,886  1,078,886   2,409,476
   10       989,666    505,593    505,593    1,703,050    784,294    784,294    1,703,050  1,179,290  1,179,290   2,560,475
   11     1,039,150    487,328    487,328    1,703,050    810,395    810,395    1,711,393  1,288,511  1,288,511   2,721,077
   12     1,091,107    468,181    468,181    1,703,050    837,069    837,069    1,720,176  1,407,260  1,407,260   2,891,919
   13     1,145,662    448,065    448,065    1,703,050    864,327    864,327    1,729,172  1,536,345  1,536,345   3,073,611
   14     1,202,945    426,821    426,821    1,703,050    892,141    892,141    1,738,248  1,676,566  1,676,566   3,266,621
   15     1,263,093    404,256    404,256    1,703,050    920,467    920,467    1,747,323  1,828,760  1,828,760   3,471,536
   16     1,326,247    380,153    380,153    1,703,050    949,252    949,252    1,756,400  1,993,813  1,993,813   3,689,153
   17     1,392,560    354,265    354,265    1,703,050    978,442    978,442    1,765,306  2,172,670  2,172,670   3,919,931
   18     1,462,188    326,231    326,231    1,703,050  1,007,955  1,007,955    1,774,101  2,366,221  2,366,221   4,164,785
   19     1,535,297    295,662    295,662    1,703,050  1,037,711  1,037,711    1,782,892  2,575,413  2,575,413   4,424,817
   20     1,612,062    262,148    262,148    1,703,050  1,067,657  1,067,657    1,791,422  2,801,292  2,801,292   4,700,289
   21     1,692,665    225,251    225,251    1,703,050  1,097,750  1,097,750    1,799,981  3,044,996  3,044,996   4,992,880
   22     1,777,298    184,506    184,506    1,703,050  1,127,968  1,127,968    1,808,472  3,307,782  3,307,782   5,303,367
   23     1,866,163    139,405    139,405    1,703,050  1,158,308  1,158,308    1,816,922  3,591,044  3,591,044   5,632,912
   24     1,959,471    89,294      89,294    1,703,050  1,188,748  1,188,748    1,825,203  3,896,216  3,896,216   5,982,250
   25     2,057,445    33,297      33,297    1,703,050  1,219,230  1,219,230    1,833,235  4,224,700  4,224,700   6,352,259
   26     2,160,317     (*)        (*)         (*)      1,249,651  1,249,651    1,841,110  4,577,785  4,577,785   6,744,450
   27     2,268,333     (*)        (*)         (*)      1,279,878  1,279,878    1,848,528  4,956,693  4,956,693   7,158,952
   28     2,381,750     (*)        (*)         (*)      1,309,724  1,309,724    1,855,748  5,362,403  5,362,403   7,597,989
   29     2,500,837     (*)        (*)         (*)      1,339,039  1,339,039    1,862,469  5,796,012  5,796,012   8,061,673
   30     2,625,879     (*)        (*)         (*)      1,367,727  1,367,727    1,869,136  6,258,808  6,258,808   8,553,287


(1) no policy loans and no partial withdrawals have been made.

(2) guaranteed values reflect guaranteed cost of insurance charges and a monthly $10.00 administrative expense charge all the time. Guaranteed values reflect a premium charge of 9% of premium for the first 7 years and 5.5% of premium from eighth year and on.

(3) net investment returns are calculated as the hypothetical gross investment return less all charges and deductions shown in the prospectus appendix.

(*) unless additional premium is paid, the policy will not stay in force.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an owner, prevailing rates and rates of inflation. The death benefit and cash value for a policy would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years but also fluctuated above or below those averages for individual policy years. No representation can be made by the company or the trust that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.


$100,000 ANNUAL PREMIUM FOR FIRST 7 YEARS                                               $1,703,050 SPECIFIED AMOUNT
                                           CASH VALUE ACCUMULATION TEST
                                UNISEX: REGULAR ISSUE/NONTOBACCO PREFERRED, AGE 45
                                      DEATH BENEFIT OPTION 2: CURRENT VALUES

                               0% HYPOTHETICAL                  6% HYPOTHETICAL                  12% HYPOTHETICAL
                           GROSS INVESTMENT RETURN          GROSS INVESTMENT RETURN           GROSS INVESTMENT RETURN
           PREMIUMS
           PAID PLUS                CASH                             CASH                              CASH
POLICY     INTEREST   CASH       SURRENDER   DEATH      CASH      SURRENDER   DEATH      CASH       SURRENDER   DEATH
  YEAR       AT 5%      VALUE      VALUE      BENEFIT    VALUE      VALUE      BENEFIT     VALUE      VALUE      BENEFIT
    1       105,000     87,587     89,730    1,790,637     93,000     95,143    1,796,050     98,415    100,558   1,801,465
    2       215,250    173,348    175,491    1,876,398    189,626    191,769    1,892,676    206,555    208,698   1,909,605
    3       331,013    257,648    257,648    1,960,698    290,389    290,389    1,993,439    325,795    325,795   2,028,845
    4       452,563    340,430    340,430    2,043,480    395,392    395,392    2,098,442    457,208    457,208   2,160,258
    5       580,191    422,441    422,441    2,125,491    505,707    505,707    2,208,757    603,133    603,133   2,306,183
    6       714,201    502,957    502,957    2,206,007    620,742    620,742    2,323,792    764,156    764,156   2,467,206
    7       854,911    582,021    582,021    2,285,071    740,741    740,741    2,443,791    941,909    941,909   2,644,959
    8       897,656    568,009    568,009    2,271,059    768,746    768,746    2,471,796  1,035,437  1,035,437   2,738,487
    9       942,539    553,650    553,650    2,256,700    797,516    797,516    2,500,566  1,138,373  1,138,373   2,841,423
   10       989,666    538,882    538,882    2,241,932    827,019    827,019    2,530,069  1,251,650  1,251,650   2,954,700
   11     1,039,150    523,701    523,701    2,226,751    857,281    857,281    2,560,331  1,376,362  1,376,362   3,079,412
   12     1,091,107    508,057    508,057    2,211,107    888,277    888,277    2,591,327  1,513,665  1,513,665   3,216,715
   13     1,145,662    491,938    491,938    2,194,988    920,027    920,027    2,623,077  1,664,887  1,664,887   3,367,937
   14     1,202,945    475,298    475,298    2,178,348    952,509    952,509    2,655,559  1,831,439  1,831,439   3,568,376
   15     1,263,093    457,889    457,889    2,160,939    985,495    985,495    2,688,545  2,014,515  2,014,515   3,824,154
   16     1,326,247    439,600    439,600    2,142,650  1,018,886  1,018,886    2,721,936  2,215,474  2,215,474   4,099,292
   17     1,392,560    420,303    420,303    2,123,353  1,052,554  1,052,554    2,755,604  2,435,861  2,435,861   4,394,780
   18     1,462,188    399,807    399,807    2,102,857  1,086,303  1,086,303    2,789,353  2,677,377  2,677,377   4,712,452
   19     1,535,297    377,915    377,915    2,080,965  1,119,918  1,119,918    2,822,968  2,941,868  2,941,868   5,054,423
   20     1,612,062    354,459    354,459    2,057,509  1,153,198  1,153,198    2,856,248  3,231,375  3,231,375   5,421,925
   21     1,692,665    331,815    331,815    2,034,865  1,189,821  1,189,821    2,892,871  3,556,134  3,556,134   5,830,993
   22     1,777,298    309,431    309,431    2,012,481  1,228,216  1,228,216    2,931,266  3,915,097  3,915,097   6,277,075
   23     1,866,163    285,878    285,878    1,988,928  1,266,997  1,266,997    2,970,047  4,309,873  4,309,873   6,760,466
   24     1,959,471    260,563    260,563    1,963,613  1,305,557  1,305,557    3,008,607  4,743,268  4,743,268   7,282,813
   25     2,057,445    233,317    233,317    1,936,367  1,343,688  1,343,688    3,046,738  5,218,954  5,218,954   7,847,220
   26     2,160,317    203,933    203,933    1,906,983  1,381,135  1,381,135    3,084,185  5,740,903  5,740,903   8,458,073
   27     2,268,333    172,244    172,244    1,875,294  1,417,665  1,417,665    3,120,715  6,313,561  6,313,561   9,118,676
   28     2,381,750    138,026    138,026    1,841,076  1,452,977  1,452,977    3,156,027  6,941,693  6,941,693   9,835,685
   29     2,500,837    101,002    101,002    1,804,052  1,486,695  1,486,695    3,189,745  7,630,457  7,630,457  10,613,203
   30     2,625,879     60,857     60,857    1,763,907  1,518,384  1,518,384    3,221,434  8,385,385  8,385,385  11,459,468


(1) no policy loans and no partial withdrawals have been made.

(2) current values reflect current cost of insurance charges and a monthly $5.00 administrative expense charge all the time. Current values reflect a premium charge of 9% of target premium and 6.5% of excess-of-target premium for the first 7 years and 3.5% of all premium from eighth year and on.

(3) net investment returns are calculated as the hypothetical gross investment return less all charges and deductions shown in the prospectus appendix.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an owner, prevailing rates and rates of inflation. The death benefit and cash value for a policy would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years but also fluctuated above or below those averages for individual policy years. No representation can be made by the company or the trust that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.
                                       40


$100,000 ANNUAL PREMIUM FOR FIRST 7 YEARS                                               $1,703,050 SPECIFIED AMOUNT
                                           CASH VALUE ACCUMULATION TEST
                                            UNISEX: NONTOBACCO, AGE 45
                                     DEATH BENEFIT OPTION 2: GUARANTEED VALUES

                               0% HYPOTHETICAL                  6% HYPOTHETICAL                  12% HYPOTHETICAL
                          GROSS INVESTMENT RETURN           GROSS INVESTMENT RETURN           GROSS INVESTMENT RETURN
           PREMIUMS
           PAID PLUS                CASH                             CASH                              CASH
POLICY     INTEREST   CASH       SURRENDER   DEATH      CASH      SURRENDER   DEATH      CASH       SURRENDER   DEATH
  YEAR       AT 5%      VALUE      VALUE      BENEFIT    VALUE      VALUE      BENEFIT     VALUE      VALUE      BENEFIT
    1       105,000    83,557      85,700    1,786,607   88,787     90,930    1,791,837     94,020     96,163   1,797,070
    2       215,250    165,271    167,414    1,868,321  180,921    183,063    1,883,971    197,201    199,344   1,900,251
    3       331,013    245,138    245,138    1,948,188  276,510    276,510    1,979,560    310,447    310,447   2,013,497
    4       452,563    323,137    323,137    2,026,187  375,652    375,652    2,078,702    434,740    434,740   2,137,790
    5       580,191    399,247    399,247    2,102,297  478,447    478,447    2,181,497    571,159    571,159   2,274,209
    6       714,201    473,415    473,415    2,176,465  584,965    584,965    2,288,015    720,863    720,863   2,423,913
    7       854,911    545,570    545,570    2,248,620  695,263    695,263    2,398,313    885,107    885,107   2,588,157
    8       897,656    526,118    526,118    2,229,168  714,448    714,448    2,417,498    964,905    964,905   2,667,955
    9       942,539    505,932    505,932    2,208,982  733,374    733,374    2,436,424  1,051,785  1,051,785   2,754,835
   10       989,666    484,904    484,904    2,187,954  751,909    751,909    2,454,959  1,146,349  1,146,349   2,849,399
   11     1,039,150    462,912    462,912    2,165,962  769,892    769,892    2,472,942  1,249,240  1,249,240   2,952,290
   12     1,091,107    439,851    439,851    2,142,901  787,177    787,177    2,490,227  1,361,187  1,361,187   3,064,237
   13     1,145,662    415,652    415,652    2,118,702  803,645    803,645    2,506,695  1,483,028  1,483,028   3,186,078
   14     1,202,945    390,163    390,163    2,093,213  819,081    819,081    2,522,131  1,615,599  1,615,599   3,318,649
   15     1,263,093    363,198    363,198    2,066,248  833,230    833,230    2,536,280  1,759,783  1,759,783   3,462,833
   16     1,326,247    334,557    334,557    2,037,607  845,804    845,804    2,548,854  1,916,534  1,916,534   3,619,584
   17     1,392,560    304,026    304,026    2,007,076  856,484    856,484    2,559,534  2,086,887  2,086,887   3,789,937
   18     1,462,188    271,273    271,273    1,974,323  864,816    864,816    2,567,866  2,271,839  2,271,839   3,998,663
   19     1,535,297    235,970    235,970    1,939,020  870,321    870,321    2,573,371  2,472,261  2,472,261   4,247,592
   20     1,612,062    197,810    197,810    1,900,860  872,516    872,516    2,575,566  2,689,005  2,689,005   4,511,881
   21     1,692,665    156,505    156,505    1,859,555  870,914    870,914    2,573,964  2,922,935  2,922,935   4,792,736
   22     1,777,298    111,789    111,789    1,814,839  865,022    865,022    2,568,072  3,175,182  3,175,182   5,090,769
   23     1,866,163     63,414     63,414    1,766,464  854,341    854,341    2,557,391  3,447,084  3,447,084   5,407,096
   24     1,959,471     11,048     11,048    1,714,098  838,260    838,260    2,541,310  3,740,017  3,740,017   5,742,422
   25     2,057,445     (*)        (*)         (*)      815,993    815,993    2,519,043  4,055,327  4,055,327   6,097,589
   26     2,160,317     (*)        (*)         (*)      786,536    786,536    2,489,586  4,394,251  4,394,251   6,474,050
   27     2,268,333     (*)        (*)         (*)      748,671    748,671    2,451,721  4,757,963  4,757,963   6,871,926
   28     2,381,750     (*)        (*)         (*)      700,900    700,900    2,403,950  5,147,401  5,147,401   7,293,353
   29     2,500,837     (*)        (*)         (*)      641,662    641,662    2,344,712  5,563,620  5,563,620   7,738,439
   30     2,625,879     (*)        (*)         (*)      569,479    569,479    2,272,529  6,007,855  6,007,855   8,210,335


(1) no policy loans and no partial withdrawals have been made.

(2) guaranteed values reflect guaranteed cost of insurance charges and a monthly $10.00 administrative expense charge all the time. Guaranteed values reflect a premium charge of 9% of premium for the first 7 years and 5.5% of premium from eighth year and on.

(3) net investment returns are calculated as the hypothetical gross investment return less all charges and deductions shown in the prospectus appendix.

(*) unless additional premium is paid, the policy will not stay in force.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an owner, prevailing rates and rates of inflation. The death benefit and cash value for a policy would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years but also fluctuated above or below those averages for individual policy years. No representation can be made by the company or the trust that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.


$38,872.05 ANNUAL PREMIUM FOR 20 YEARS                                                  $1,703,050 SPECIFIED AMOUNT
                                        GUIDELINE PREMIUM AND CORRIDOR TEST
                                    UNISEX: GUARANTEED ISSUE/NONTOBACCO, AGE 45
                                      DEATH BENEFIT OPTION 1: CURRENT VALUES

                              0% HYPOTHETICAL                 6% HYPOTHETICAL                   12% HYPOTHETICAL
                          GROSS INVESTMENT RETURN          GROSS INVESTMENT RETURN           GROSS INVESTMENT RETURN
           PREMIUMS
           PAID PLUS                CASH                             CASH                                CASH
POLICY     INTEREST      CASH    SURRENDER     DEATH     CASH      SURRENDER   DEATH        CASH       SURRENDER   DEATH
YEAR         AT 5%      VALUE      VALUE      BENEFIT    VALUE      VALUE      BENEFIT      VALUE       VALUE      BENEFIT
 1           40,816     31,065     31,374    1,703,050    33,063     33,372    1,703,050     35,063     35,372     1,703,050
 2           83,672     60,300     60,609    1,703,050    66,205     66,514    1,703,050     72,355     72,663     1,703,050
 3          128,671     87,990     87,990    1,703,050    99,708     99,708    1,703,050    112,409     112,409    1,703,050
 4          175,921    114,855    114,855    1,703,050   134,318    134,318    1,703,050    156,280     156,280    1,703,050
 5          225,532    141,515    141,515    1,703,050   170,769    170,769    1,703,050    205,142     205,142    1,703,050
 6          277,625    167,891    167,891    1,703,050   209,040    209,040    1,703,050    259,399     259,399    1,703,050
 7          332,321    193,822    193,822    1,703,050   249,065    249,065    1,703,050    319,495     319,495    1,703,050
 8          389,753    220,728    220,728    1,703,050   292,471    292,471    1,703,050    387,752     387,752    1,703,050
 9          450,056    246,871    246,871    1,703,050   337,607    337,607    1,703,050    463,166     463,166    1,703,050
 10         513,375    272,461    272,461    1,703,050   384,776    384,776    1,703,050    546,767     546,767    1,703,050
 11         579,859    297,401    297,401    1,703,050   434,002    434,002    1,703,050    639,430     639,430    1,703,050
 12         649,668    321,318    321,318    1,703,050   485,066    485,066    1,703,050    741,944     741,944    1,703,050
 13         722,967    344,184    344,184    1,703,050   538,075    538,075    1,703,050    855,521     855,521    1,703,050
 14         799,931    365,931    365,931    1,703,050   593,117    593,117    1,703,050    981,530     981,530    1,703,050
 15         880,743    386,483    386,483    1,703,050   650,293    650,293    1,703,050  1,121,547   1,121,547    1,703,050
 16         965,596    405,708    405,708    1,703,050   709,684    709,684    1,703,050  1,277,385   1,277,385    1,703,050
 17       1,054,691    423,596    423,596    1,703,050   771,496    771,496    1,703,050  1,450,526   1,450,526    1,856,673
 18       1,148,242    439,981    439,981    1,703,050   835,849    835,849    1,703,050  1,641,423   1,641,423    2,068,193
 19       1,246,469    454,691    454,691    1,703,050   902,907    902,907    1,703,050  1,851,857   1,851,857    2,296,303
 20       1,349,608    467,579    467,579    1,703,050   972,901    972,901    1,703,050  2,083,849   2,083,849    2,542,296
 21       1,417,089    443,589    443,589    1,703,050 1,008,939  1,008,939    1,703,050  2,302,456   2,302,456    2,762,947
 22       1,487,943    419,516    419,516    1,703,050 1,047,290  1,047,290    1,703,050  2,544,383   2,544,383    3,027,816
 23       1,562,341    395,360    395,360    1,703,050 1,088,104  1,088,104    1,703,050  2,812,159   2,812,159    3,318,348
 24       1,640,458    371,121    371,121    1,703,050 1,131,538  1,131,538    1,703,050  3,108,589   3,108,589    3,637,049
 25       1,722,480    346,116    346,116    1,703,050 1,177,473  1,177,473    1,703,050  3,436,508   3,436,508    3,986,349
 26       1,808,604    318,911    318,911    1,703,050 1,225,583  1,225,583    1,703,050  3,798,740   3,798,740    4,368,551
 27       1,899,035    289,234    289,234    1,703,050 1,276,107  1,276,107    1,703,050  4,199,685   4,199,685    4,745,645
 28       1,993,986    256,754    256,754    1,703,050 1,329,318  1,329,318    1,703,050  4,643,768   4,643,768    5,154,582
 29       2,093,686    221,055    221,055    1,703,050 1,385,539  1,385,539    1,703,050  5,135,998   5,135,998    5,598,238
 30       2,198,370    181,622    181,622    1,703,050 1,445,151  1,445,151    1,703,050  5,682,084   5,682,084    6,079,830

(1)    no policy loans and no partial withdrawals have been made.

(2) current values reflect current cost of insurance charges and a monthly $5.00 administrative expense charge all the time. Current values reflect a premium charge of 9% of target premium and 6.5% of excess-of-target premium for the first 7 years and 3.5% of all premium from eighth year and on.

(3) net investment returns are calculated as the hypothetical gross investment return less all charges and deductions shown in the prospectus appendix.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an owner, prevailing rates and rates of inflation. The death benefit and cash value for a policy would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years but also fluctuated above or below those averages for individual policy years. No representation can be made by the company or the trust that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.


$38,872.05 ANNUAL PREMIUM FOR 20 YEARS                                                  $1,703,050 SPECIFIED AMOUNT
                                        GUIDELINE PREMIUM AND CORRIDOR TEST
                                            UNISEX: NONTOBACCO, AGE 45
                                     DEATH BENEFIT OPTION 1: GUARANTEED VALUES

                              0% HYPOTHETICAL                  6% HYPOTHETICAL                   12%HYPOTHETICAL
                         GROSS INVESTMENT RETURN            GROSS INVESTMENT RETURN          GROSS INVESTMENT RETURN
           PREMIUMS
           PAID PLUS                CASH                             CASH                             CASH
POLICY     INTEREST     CASH     SURRENDER     DEATH     CASH     SURRENDER    DEATH      CASH       SURRENDER   DEATH
YEAR         AT 5%      VALUE      VALUE      BENEFIT    VALUE      VALUE      BENEFIT    VALUE       VALUE      BENEFIT
 1          40,816      28,953     29,262    1,703,050  30,875      31,184    1,703,050     32,800     33,109   1,703,050
 2          83,672      57,073     57,382    1,703,050  62,724      63,033    1,703,050     68,613     68,921   1,703,050
 3          128,671     84,353     84,353    1,703,050  95,578      95,578    1,703,050    107,746    107,746   1,703,050
 4          175,921    110,772    110,772    1,703,050  129,455    129,455    1,703,050    150,531    150,531   1,703,050
 5          225,532    136,312    136,312    1,703,050  164,381    164,381    1,703,050    197,344    197,344   1,703,050
 6          277,625    160,923    160,923    1,703,050  200,353    200,353    1,703,050    248,576    248,576   1,703,050
 7          332,321    184,546    184,546    1,703,050  237,363    237,363    1,703,050    304,661    304,661   1,703,050
 8          389,753    208,457    208,457    1,703,050  276,821    276,821    1,703,050    367,594    367,594   1,703,050
 9          450,056    231,213    231,213    1,703,050  317,349    317,349    1,703,050    436,577    436,577   1,703,050
 10         513,375    252,752    252,752    1,703,050  358,956    358,956    1,703,050    512,278    512,278   1,703,050
 11         579,859    273,002    273,002    1,703,050  401,647    401,647    1,703,050    595,456    595,456   1,703,050
 12         649,668    291,904    291,904    1,703,050  445,454    445,454    1,703,050    687,005    687,005   1,703,050
 13         722,967    309,430    309,430    1,703,050  490,449    490,449    1,703,050    787,984    787,984   1,703,050
 14         799,931    325,482    325,482    1,703,050  536,655    536,655    1,703,050    899,565    899,565   1,703,050
 15         880,743    339,936    339,936    1,703,050  584,092    584,092    1,703,050  1,023,110  1,023,110   1,703,050
 16         965,596    352,654    352,654    1,703,050  632,791    632,791    1,703,050  1,160,217  1,160,217   1,703,050
 17       1,054,691    363,484    363,484    1,703,050  682,799    682,799    1,703,050  1,312,778  1,312,778   1,703,050
 18       1,148,242    372,177    372,177    1,703,050  734,119    734,119    1,703,050  1,481,780  1,481,780   1,867,043
 19       1,246,469    378,481    378,481    1,703,050  786,796    786,796    1,703,050  1,667,181  1,667,181   2,067,304
 20       1,349,608    382,144    382,144    1,703,050  840,927    840,927    1,703,050  1,870,592  1,870,592   2,282,123
 21       1,417,089    345,962    345,962    1,703,050  857,475    857,475    1,703,050  2,053,501  2,053,501   2,464,201
 22       1,487,943    306,230    306,230    1,703,050  873,030    873,030    1,703,050  2,253,775  2,253,775   2,681,993
 23       1,562,341    262,469    262,469    1,703,050  887,447    887,447    1,703,050  2,473,052  2,473,052   2,918,201
 24       1,640,458    214,065    214,065    1,703,050  900,528    900,528    1,703,050  2,713,114  2,713,114   3,174,343
 25       1,722,480    160,197    160,197    1,703,050  911,986    911,986    1,703,050  2,975,894  2,975,894   3,452,036
 26       1,808,604     99,762     99,762    1,703,050  921,424    921,424    1,703,050  3,263,480  3,263,480   3,753,002
 27       1,899,035     31,330     31,330    1,703,050  928,322    928,322    1,703,050  3,579,619  3,579,619   4,044,969
 28       1,993,986     (*)        (*)         (*)      931,993    931,993    1,703,050  3,927,578  3,927,578   4,359,611
 29       2,093,686     (*)        (*)         (*)      931,653    931,653    1,703,050  4,311,237  4,311,237   4,699,248
 30       2,198,370     (*)        (*)         (*)      926,448    926,448    1,703,050  4,735,269  4,735,269   5,066,738


(1)    no policy loans and no partial withdrawals have been made.

(2) guaranteed values reflect guaranteed cost of insurance charges and a monthly $10.00 administrative expense charge all the time. Guaranteed values reflect a premium charge of 9% of premium for the first 7 years and 5.5% of premium from eighth year and on.

(3) net investment returns are calculated as the hypothetical gross investment return less all charges and deductions shown in the prospectus appendix.

(*)    unless additional premium is paid, the policy will not stay in force.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an owner, prevailing rates and rates of inflation. The death benefit and cash value for a policy would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years but also fluctuated above or below those averages for individual policy years. No representation can be made by the company or the trust that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.


$38,872.05 ANNUAL PREMIUM FOR 20 YEARS                                                  $1,703,050 SPECIFIED AMOUNT
                                        GUIDELINE PREMIUM AND CORRIDOR TEST
                                    UNISEX: GUARANTEED ISSUE/NONTOBACCO, AGE 45
                                      DEATH BENEFIT OPTION 2: CURRENT VALUES

                                 0% HYPOTHETICAL                 6% HYPOTHETICAL                 12% HYPOTHETICAL
                            GROSS INVESTMENT RETURN         GROSS INVESTMENT RETURN           GROSS INVESTMENT RETURN
            PREMIUMS
            PAID PLUS                CASH                             CASH                               CASH
POLICY      INTEREST      CASH     SURRENDER   DEATH      CASH      SURRENDER   DEATH         CASH     SURRENDER      DEATH
YEAR          AT 5%      VALUE      VALUE      BENEFIT    VALUE      VALUE      BENEFIT       VALUE      VALUE       BENEFIT
  1          40,816      30,986     31,295    1,734,036     32,978     33,287    1,736,028     34,973     35,282    1,738,023
  2          83,672      60,014     60,323    1,763,064     65,889     66,198    1,768,939     72,008     72,317    1,775,058
  3          128,671     87,338     87,338    1,790,388     98,961     98,961    1,802,011    111,557    111,557    1,814,607
  4          175,921    113,695    113,695    1,816,745    132,934    132,934    1,835,984    154,641    154,641    1,857,691
  5          225,532    139,716    139,716    1,842,766    168,533    168,533    1,871,583    202,386    202,386    1,905,436
  6          277,625    165,335    165,335    1,868,385    205,733    205,733    1,908,783    255,154    255,154    1,958,204
  7          332,321    190,373    190,373    1,893,423    244,418    244,418    1,947,468    313,281    313,281    2,016,331
  8          389,753    216,165    216,165    1,919,215    286,080    286,080    1,989,130    378,860    378,860    2,081,910
  9          450,056    240,978    240,978    1,944,028    329,026    329,026    2,032,076    450,742    450,742    2,153,792
 10          513,375    265,043    265,043    1,968,093    373,543    373,543    2,076,593    529,834    529,834    2,232,884
 11          579,859    288,231    288,231    1,991,281    419,562    419,562    2,122,612    616,757    616,757    2,319,807
 12          649,668    310,068    310,068    2,013,118    466,650    466,650    2,169,700    711,828    711,828    2,414,878
 13          722,967    330,488    330,488    2,033,538    514,774    514,774    2,217,824    815,829    815,829    2,518,879
 14          799,931    349,381    349,381    2,052,431    563,846    563,846    2,266,896    929,572    929,572    2,632,622
 15          880,743    366,614    366,614    2,069,664    613,756    613,756    2,316,806  1,053,936  1,053,936    2,756,986
 16          965,596    381,985    381,985    2,085,035    664,310    664,310    2,367,360  1,189,813  1,189,813    2,892,863
 17        1,054,691    395,450    395,450    2,098,500    715,471    715,471    2,418,521  1,338,361  1,338,361    3,041,411
 18        1,148,242    406,756    406,756    2,109,806    766,977    766,977    2,470,027  1,500,632  1,500,632    3,203,682
 19        1,246,469    415,641    415,641    2,118,691    818,548    818,548    2,521,598  1,677,783  1,677,783    3,380,833
 20        1,349,608    421,878    421,878    2,124,928    869,918    869,918    2,572,968  1,871,123  1,871,123    3,574,173
 21        1,417,089    391,612    391,612    2,094,662    885,762    885,762    2,588,812  2,046,617  2,046,617    3,749,667
 22        1,487,943    361,693    361,693    2,064,743    902,373    902,373    2,605,423  2,241,108  2,241,108    3,944,158
 23        1,562,341    332,117    332,117    2,035,167    919,787    919,787    2,622,837  2,456,653  2,456,653    4,159,703
 24        1,640,458    302,881    302,881    2,005,931    938,044    938,044    2,641,094  2,695,531  2,695,531    4,398,581
 25        1,722,480    273,121    273,121    1,976,171    956,298    956,298    2,659,348  2,959,354  2,959,354    4,662,404
 26        1,808,604    241,108    241,108    1,944,158    972,756    972,756    2,675,806  3,248,976  3,248,976    4,952,026
 27        1,899,035    206,654    206,654    1,909,704    987,111    987,111    2,690,161  3,566,960  3,566,960    5,270,010
 28        1,993,986    169,532    169,532    1,872,582    998,999    998,999    2,702,049  3,916,109  3,916,109    5,619,159
 29        2,093,686    129,462    129,462    1,832,512  1,007,977  1,007,977    2,711,027  4,299,461  4,299,461    6,002,511
 30        2,198,370     86,095     86,095    1,789,145  1,013,512  1,013,512    2,716,562  4,720,314  4,720,314    6,423,364

(1) no policy loans and no partial withdrawals have been made.

(2) current values reflect current cost of insurance charges and a monthly $5.00 administrative expense charge all the time. Current values reflect a premium charge of 9% of target premium and 6.5% of excess-of-target premium for the first 7 years and 3.5% of all premium from eighth year and on.

(3) net investment returns are calculated as the hypothetical gross investment return less all charges and deductions shown in the prospectus appendix.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an owner, prevailing rates and rates of inflation. The death benefit and cash value for a policy would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years but also fluctuated above or below those averages for individual policy years. No representation can be made by the company or the trust that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.


$38,872.05 ANNUAL PREMIUM FOR 20 YEARS                                                  $1,703,050 SPECIFIED AMOUNT
                                        GUIDELINE PREMIUM AND CORRIDOR TEST
                                            UNISEX: NONTOBACCO, AGE 45
                                     DEATH BENEFIT OPTION 2: GUARANTEED VALUES

                              0% HYPOTHETICAL                  6% HYPOTHETICAL                 12% HYPOTHETICAL
                         GROSS INVESTMENT RETURN           GROSS INVESTMENT RETURN          GROSS INVESTMENT RETURN
           PREMIUMS
           PAID PLUS                CASH                             CASH                              CASH
POLICY     INTEREST     CASH      SURRENDER   DEATH      CASH      SURRENDER   DEATH      CASH       SURRENDER     DEATH
YEAR         AT 5%      VALUE      VALUE      BENEFIT    VALUE      VALUE      BENEFIT    VALUE        VALUE      BENEFIT
 1          40,816      28,842     29,151    1,731,892   30,757     31,066    1,733,807     32,676      32,984    1,735,726
 2          83,672      56,738     57,047    1,759,788   62,354     62,663    1,765,404     68,206      68,514    1,771,256
 3          128,671     83,669     83,669    1,786,719   94,791     94,791    1,797,841    106,847     106,847    1,809,897
 4          175,921    109,598    109,598    1,812,648  128,052    128,052    1,831,102    148,865     148,865    1,851,915
 5          225,532    134,493    134,493    1,837,543  162,121    162,121    1,865,171    194,554     194,554    1,897,604
 6          277,625    158,285    158,285    1,861,335  196,943    196,943    1,899,993    244,199     244,199    1,947,249
 7          332,321    180,889    180,889    1,883,939  232,447    232,447    1,935,497    298,099     298,099    2,001,149
 8          389,753    203,545    203,545    1,906,595  269,957    269,957    1,973,007    358,065     358,065    2,061,115
 9          450,056    224,777    224,777    1,927,827  308,002    308,002    2,011,052    423,074     423,074    2,126,124
 10         513,375    244,489    244,489    1,947,539  346,480    346,480    2,049,530    493,519     493,519    2,196,569
 11         579,859    262,569    262,569    1,965,619  385,268    385,268    2,088,318    569,812     569,812    2,272,862
 12         649,668    278,923    278,923    1,981,973  424,257    424,257    2,127,307    652,426     652,426    2,355,476
 13         722,967    293,494    293,494    1,996,544  463,366    463,366    2,166,416    741,920     741,920    2,444,970
 14         799,931    306,138    306,138    2,009,188  502,423    502,423    2,205,473    838,817     838,817    2,541,867
 15         880,743    316,682    316,682    2,019,732  541,212    541,212    2,244,262    943,661     943,661    2,646,711
 16         965,596    324,936    324,936    2,027,986  579,491    579,491    2,282,541  1,057,028   1,057,028    2,760,078
 17       1,054,691    330,695    330,695    2,033,745  616,987    616,987    2,320,037  1,179,537   1,179,537    2,882,587
 18       1,148,242    333,637    333,637    2,036,687  653,292    653,292    2,356,342  1,311,742   1,311,742    3,014,792
 19       1,246,469    333,444    333,444    2,036,494  687,980    687,980    2,391,030  1,454,253   1,454,253    3,157,303
 20       1,349,608    329,819    329,819    2,032,869  720,618    720,618    2,423,668  1,607,756   1,607,756    3,310,806
 21       1,417,089    286,351    286,351    1,989,401  712,454    712,454    2,415,504  1,732,516   1,732,516    3,435,566
 22       1,487,943    239,507    239,507    1,942,557  699,715    699,715    2,402,765  1,865,750   1,865,750    3,568,800
 23       1,562,341    189,039    189,039    1,892,089  681,893    681,893    2,384,943  2,008,006   2,008,006    3,711,056
 24       1,640,458    134,614    134,614    1,837,664  658,361    658,361    2,361,411  2,159,793   2,159,793    3,862,843
 25       1,722,480     75,763     75,763    1,778,813  628,322    628,322    2,331,372  2,321,523   2,321,523    4,024,573
 26       1,808,604     11,844     11,844    1,714,894  590,757    590,757    2,293,807  2,493,459   2,493,459    4,196,509
 27       1,899,035     (*)        (*)         (*)      544,434    544,434    2,247,484  2,675,713   2,675,713    4,378,763
 28       1,993,986     (*)        (*)         (*)      487,839    487,839    2,190,889  2,868,176   2,868,176    4,571,226
 29       2,093,686     (*)        (*)         (*)      419,396    419,396    2,122,446  3,070,731   3,070,731    4,773,781
 30       2,198,370     (*)        (*)         (*)      337,611    337,611    2,040,661  3,283,401   3,283,401    4,986,451

(1)    no policy loans and no partial withdrawals have been made.

(2) guaranteed values reflect guaranteed cost of insurance charges and a monthly $10.00 administrative expense charge all the time. Guaranteed values reflect a premium charge of 9% of premium for the first 7 years and 5.5% of premium from eighth year and on.

(3) net investment returns are calculated as the hypothetical gross investment return less all charges and deductions shown in the prospectus appendix.

(*) unless additional premium is paid, the policy will not stay in force.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an owner, prevailing rates and rates of inflation. The death benefit and cash value for a policy would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years but also fluctuated above or below those averages for individual policy years. No representation can be made by the company or the trust that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

APPENDIX B

PARTICIPATING UNDERLYING MUTUAL FUNDS

The Company may limit the number of Underlying Mutual Funds available to corporate purchasers and employers.

A summary of investment objectives is contained in the descriptions of each Underlying Mutual Fund below. More detailed information may be found in the current prospectus for each Underlying Mutual Fund. Such a prospectus for the Underlying Mutual Fund(s) being considered should accompany this prospectus and should be read in conjunction herewith. A copy of each prospectus may be obtained without charge from Nationwide Life and Annuity Insurance Company, P.O. Box 182150, Columbus, Ohio, 43218-2150, 1-800-547-7548 (TDD 1-800-238-3035).

DREYFUS VARIABLE INVESTMENT FUND

Dreyfus Variable Investment Fund ("Fund") is an open-end, management investment company. It was organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts on October 29, 1986 and commenced operations on August 31, 1990. The Fund offers its shares only as investment vehicles for variable annuity and variable life insurance products of insurance companies. The Dreyfus Corporation ("Dreyfus") serves as the Fund's manager.

         -QUALITY BOND PORTFOLIO

         Investment Objective: The Portfolio's investment objective is to provide the maximum amount of current income to the extent consistent with the preservation of capital and the maintenance of liquidity. This Series invests principally in debt obligations of corporations, the U.S. Government and its agencies and instrumentalities, and U.S. major banking institutions.

FIDELITY VARIABLE INSURANCE PRODUCTS FUND

The Fidelity Variable Insurance Products Fund (VIP) is an open-end, diversified, management investment company organized as a Massachusetts business trust on November 13, 1981. Shares of VIP are purchased by insurance companies to fund benefits under variable life insurance policies and variable annuity contracts. Fidelity Management & Research Company ("FMR") is the manager for VIP and its portfolios.

         -VIP OVERSEAS PORTFOLIO: SERVICE CLASS

         Investment Objective: Long-term capital growth primarily through investments in foreign securities. This Portfolio provides a means for investors to diversify their own portfolios by participating in companies and economies outside the United States.

GOLDMAN SACHS VARIABLE INSURANCE TRUST

The Goldman Sachs Variable Insurance Trust (the "Trust") is an open-end, management investment company (mutual fund) providing a series of equity and fixed-income investment options. Shares of the Trust may be purchased and held by the separate account of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Trust are not offered directly to the general public.

         -GOLDMAN SACHS VIT GLOBAL INCOME FUND

         Investment Objective: To seek high total return, emphasizing current income and, to a lesser extent, providing opportunities for capital appreciation. The Fund invests primarily in a portfolio of high quality fixed-income securities of U.S. and foreign issuers and foreign currencies. Goldman Sachs Asset Management International serves as the Fund's investment adviser.

INVESCO VARIABLE INVESTMENT FUNDS, INC.

INVESCO Variable Investment Funds, Inc., a Maryland Corporation, is an open-end management investment company that offers shares of common stock of ten diversified investment portfolios. The Company's shares are not offered directly to the public, but are sold exclusively to life insurance companies as a pooled funding vehicle for variable annuity and variable life insurance contracts issued by separate accounts of participating insurance companies.

         -INVESCO VIF - DYNAMICS PORTFOLIO

         Investment Objective: The Dynamics Fund seeks appreciation of capital through aggressive investment policies. The Fund invests primarily in common stocks of U.S. companies traded on national securities exchanges and over-the-counter. INVESCO Funds Group, Inc. is the Fund's investment adviser.

         -INVESCO VIF - GROWTH PORTFOLIO

         Investment Objective: The Growth Fund seeks long-term capital growth. The Fund also seeks, as a secondary objective, to obtain investment income through the purchase of securities of carefully selected companies representing major fields of business and industrial activity. In pursuing its objectives, the Fund invests primarily in common stocks, but may also invest in other kinds of securities, including convertible and straight issues of debentures and preferred stock. INVESCO Funds Group, Inc. is the Fund's investment adviser.

         -INVESCO VIF - HEALTH SCIENCES PORTFOLIO

         Investment Objective: The Health Sciences Fund seeks capital appreciation. The Fund normally invests at least 80% of its total assets in equity securities of companies that develop, produce, or distribute products or services related to health care. INVESCO Funds Group, Inc. is the Fund's investment adviser.

         -INVESCO VIF - HIGH YIELD PORTFOLIO

         Investment Objective: The High Yield Fund seeks a high level of current income by investing substantially all of its assets in lower-rated bonds and other debt securities and in preferred stock. The Fund pursues its investment objective through investment in a variety of long-term, intermediate-term, and short-term bonds. Potential capital appreciation is a factor in the selection of investments, but is secondary to the Fund's primary objective.

         -INVESCO VIF - INDUSTRIAL INCOME PORTFOLIO

         Investment Objective: The Industrial Income Fund seeks the best possible current income while following sound investment practices. Capital growth potential is an additional consideration in the selection of portfolio securities. The Fund normally invests at least 65% of its total assets in dividend-paying common stocks. Up to 10% of the Fund's total assets may be invested in equity securities that do not pay regular dividends. The remaining assets are invested in other income-producing securities, such as corporate bonds. The Fund also has the flexibility to invest in other types of securities. INVESCO Funds Group, Inc. is the Fund's investment adviser.

         -INVESCO VIF - REALTY PORTFOLIO

         Investment Objective: The Realty Fund seeks to provide long-term capital growth. Above-average current income is an additional consideration in selecting securities for the Fund's investment portfolio. The Fund normally invests at least 65% of its total assets in publicly-traded stocks of companies principally engaged in the real estate industry. The remaining assets are invested in other income-producing securities such as corporate bonds. INVESCO Funds Group, Inc. is the Fund's investment adviser.

         -INVESCO VIF - SMALL COMPANY GROWTH PORTFOLIO

         Investment Objective: The Small Company Growth Fund seeks long-term capital growth. The Fund invests primarily in equity securities of small-capitalization U.S. companies traded "over-the-counter. INVESCO Funds Group, Inc. is the Fund's investment adviser.

         -INVESCO VIF - TECHNOLOGY PORTFOLIO

         Investment Objective: The Technology Fund seeks capital appreciation. The Fund normally invests at least 80% of its total assets in equity securities of companies in technology-related industries such as computers, communications, video, electronics, oceanography, office and factory automation, and robotics. INVESCO Funds Group, Inc. is the Fund's investment adviser.

         -INVESCO VIF - TOTAL RETURN PORTFOLIO

         Investment Objective: The Total Return Fund seeks a high total return of investment through capital appreciation and current income. The Fund seeks to achieve its investment objective by investing in a combination of equity securities (consisting of common stocks and, to a lesser degree, securities convertible into common stock) and fixed income securities.

         -INVESCO VIF - UTILITIES PORTFOLIO

         Investment Objective: The Utilities Fund seeks capital appreciation and income. The assets of the Fund are invested primarily in equity securities of companies principally engaged in business as public utilities. INVESCO Funds Group, Inc. is the Fund's investment adviser.

NATIONWIDE SEPARATE ACCOUNT TRUST

Nationwide Separate Account Trust ("NSAT") is a diversified open-end management investment company created under the laws of Massachusetts. NSAT offers shares in the funds listed below, each with its own investment objectives. Shares of NSAT will be sold primarily to life insurance company separate accounts to fund the benefits under variable life insurance policies and variable annuity contracts issued by life insurance companies. The assets of NSAT are managed by Nationwide Advisory Services, Inc. ("NAS"), a wholly-owned subsidiary of Nationwide Life Insurance Company.

         -CAPITAL APPRECIATION FUND

         Investment Objective: Long-term growth by primarily investing in a diversified portfolio of the common stock of companies which the NAS determines have a better-than-average potential for sustained capital growth over the long term.

         -GOVERNMENT BOND FUND

         Investment Objective: As high a level of income as is consistent with the preservation of capital by investing in a diversified portfolio of securities issued or backed by the U.S. Government, its agencies or instrumentalities.

         -MONEY MARKET FUND

         Investment Objective: As high a level of current income as is considered consistent with the preservation of capital and liquidity by investing primarily in money market instruments.

         -TOTAL RETURN FUND

         Investment Objective: Capital growth by investing in common stocks of companies that NAS believes will have above-average earnings or otherwise provide investors with above-average potential for capital appreciation. To maximize this potential, NAS may also utilize from time to time, securities convertible into common stock, warrants and options to purchase such stocks.

SUBADVISED NSAT FUNDS

         -NATIONWIDE BALANCED FUND

         Subadviser:  Salomon Brothers Asset
         Management, Inc.
         Investment Objective: Primarily seeks above-average income compared to a portfolio entirely invested in equity securities. The Fund's secondary objective is to take advantage of opportunities for growth of capital and income. The Fund seeks its objective primarily through investments in a broad variety of securities, including equity securities, fixed-income securities and short term obligations. Under normal market conditions, it is anticipated that the Fund will invest at least 40% of the Fund's total assets in equity securities and at least 25% in fixed-income senior securities. The Fund's subadviser, Salomon Brothers Asset Management, Inc., will have discretion to invest in the full range of maturities of fixed-income securities. Generally, most of the Fund's long-term debt investments will consist of "investment grade" securities, but the Fund may invest up to 20% of its net assets in non-convertible fixed-income securities rated below investment grade or determined by the subadviser to be of comparable quality. These securities are commonly known as junk bonds. In addition, the Fund may invest an unlimited amount in convertible securities rated below investment grade.

         -NATIONWIDE EQUITY INCOME FUND

         Subadviser: Federated Investment
         Counseling
         Investment Objective: Seeks above average income and capital appreciation by investing at least 65% of its assets in income-producing equity securities. Such equity securities include common stocks, preferred stocks, and securities (including debt securities) that are convertible into common stocks. The portion of the Fund's total assets invested in each type of equity security will vary according to the Fund's subadviser's assessment of market, economic conditions and outlook.

         -NATIONWIDE GLOBAL EQUITY FUND

         Subadviser:  J. P. Morgan Investment
         Management Inc.
         Investment Objective To provide high total return from a globally diversified portfolio of equity securities. Total return will consist of income plus realized and unrealized capital gains and losses. The Fund seeks its investment objective through country allocation, stock selection and management of currency exposure. Under normal market conditions, J.P. Morgan Investment Management Inc., intends to keep the Fund essentially fully invested with at least 65% of the value of its total assets in equity securities consisting of common stocks and other securities with equity characteristics such as preferred stocks, warrants, rights, convertible securities, trust certificates, limited partnership interests and equity participations. The Fund's primary equity instruments are the common stock of companies based in the developed countries around the world. The assets of the Fund will ordinarily be invested in the securities of at least five different countries.

         -NATIONWIDE HIGH INCOME BOND FUND

         Subadviser: Federated Investment
         Counseling
         Investment Objective: Seeks to provide high current income by investing primarily in a professionally managed, diversified portfolio of fixed income securities. To meet its objective, the Fund intends to invest at least 65% of its assets in lower-rated fixed income securities such as preferred stocks, bonds, debentures, notes, equipment lease certificates and equipment trust certificates which are rated BBB or lower by Standard & Poor's or Fitch Investors Service or Baa or lower by Moody's (or if not rated, are determined by the Fund's subadviser to be of a comparable quality). Such investments are commonly referred to as "junk bonds." For a further discussion of lower-rated securities, please see the "High Yield Securities" section of the Fund's prospectus.

         -NATIONWIDE MULTI SECTOR BOND FUND

         Subadviser: Salomon Brothers Asset
         Management, Inc. with Salomon Brothers
         Asset Management Limited
         Investment Objective: Primarily seeks a high level of current income. Capital appreciation is a secondary objective. The Fund seeks to achieve its objectives by investing in a globally diverse portfolio of fixed-income investments and by giving the subadviser, Salomon Brothers Asset Management, Inc. broad discretion to deploy the Fund's assets among certain segments of the fixed-income market that the subadviser believes will best contribute to achievement of the Fund's investment objectives. The Fund reserves the right to invest predominantly in securities rated in medium or lower categories, or as determined by the subadviser to be of comparable quality, commonly referred to as "junk bonds." Although the subadviser has the ability to invest up to 100% of the Fund's assets in lower-rated securities, the subadviser does not anticipate investing in excess of 75% of the Fund's assets in such securities. The Subadviser has entered into a subadvisory agreement with its London based affiliate, Salomon Brothers Asset Management Limited, pursuant to which the subadviser has delegated to Salomon Brothers Asset Management Limited responsibility for management of the Fund's investments in non-dollar denominated debt securities and currency transactions.

         -NATIONWIDE SELECT ADVISERS MID CAP FUND

         Subadvisers: First Pacific Advisors, Inc.,
         Pilgrim Baxter & Associates, Ltd., and Rice,
         Hall, James & Associates
         Investment Objective: Capital appreciation by investing primarily in equity securities of medium-sized companies (market capitalization between $500 million and $7 billion). Under normal market conditions, the Fund will invest in equity securities consisting of common stock, preferred stock and securities convertible into common stocks, including convertible preferred stock and convertible bonds. NAS has chosen the Fund's subadvisers because they utilize a number of different investment styles. In utilizing these different styles, NAS hopes to increase prospects for investment return and to reduce market risk and volatility.

         -NATIONWIDE SMALL CAP VALUE FUND

         Subadviser: The Dreyfus Corporation
         Investment Objective: Capital appreciation through investment in a diversified portfolio of equity securities of companies with a median market capitalization of approximately $1 billion. Under normal market conditions, at least 75% of the Fund's total assets will be invested in equity securities of companies with market capitalizations at the time of purchase of between $200 million and $2.5 billion. The Fund will invest in equity securities of domestic and foreign issuers characterized as "value" companies according to criteria established by The Dreyfus Corporation, the Fund's subadviser.

         -NATIONWIDE SMALL COMPANY FUND

         Subadvisers: The Dreyfus Corporation,
         Neuberger & Berman, L.P., Lazard Asset
         Management, Strong Capital Management,
         Inc. and Warburg Pincus Asset Management, Inc.
         Investment Objective: Long-term growth of capital by investing primarily in equity securities of domestic and foreign companies with market capitalizations of less than $1 billion at the time of purchase. The subadvisers were chosen because they utilize a number of different investment styles when investing in small company stocks. By utilizing different investment styles, NAS hopes to increase prospects for investment return and to reduce market risk and volatility.

         -NATIONWIDE STRATEGIC GROWTH FUND

         Subadviser: Strong Capital Management Inc.
         Investment Objective: Capital growth by investing primarily in equity securities that the Fund's subadviser believes have above-average growth prospects. The Fund will generally invest in companies whose earnings are believed to be in a relatively strong growth trend, and to a lesser extent, in companies in which significant further growth is not anticipated but whose market value is thought to be undervalued. Under normal market conditions, the Fund will invest at least 65% of its total assets in equity securities, including common stocks, preferred stocks, and securities convertible into common or preferred stocks, such as warrants and convertible bonds. The Fund may invest up to 35% of its total assets in debt obligations, including intermediate- to long-term corporate or U.S. Government debt securities.

         -NATIONWIDE STRATEGIC VALUE FUND

         Subadviser: Strong Capital Management
         Inc./Schafer Capital Management Inc.
         Investment Objective: Primarily long-term capital appreciation; current income is a secondary objective. The Fund seeks to meet its objectives by investing in securities which are believed to offer the possibility of increase in value, primarily common stocks of established companies having a strong financial position and a low stock market valuation at the time of purchase in relation to investment value. Other than considered appropriate for cash reserves, the Fund will generally maintain a fully invested position in common stocks of publicly held companies, primarily in stocks of companies listed on a national securities exchange or other equity securities (common stock or securities convertible into common stock). Investments may also be made in debt securities which are convertible into common stocks and in warrants or other rights to purchase common stock, which in such case are considered equity securities by the Fund. Strong Capital Management, Inc. has subcontracted with Schafer Capital Management, Inc. to subadvise the Fund.

SALOMON BROTHERS VARIABLE SERIES FUNDS INC

The Salomon Brothers Variable Series Funds is an open-end investment company incorporated in Maryland on October 1, 1997. Shares of the Funds are sold only to separate accounts of insurance companies to fund benefits for variable annuity contracts and variable life insurance policies, and to qualified pension and retirement plans. Salomon Brothers Asset Management, Inc. ("SBAM") serves as the Variable Series Funds investment adviser.

         -INVESTORS FUND

         Investment Objective: The primary investment objective of the Fund is to seek long-term growth of capital. Current income is a secondary objective. The Fund seeks to achieve its objectives primarily through investments in common stocks of well-known companies.

                   NATIONWIDE AND ANNUITY INSURANCE COMPANY
        (a wholly owned subsidiary of Nationwide Life Insurance Company)

                              Statements of Income
                                  (Unaudited)

                                ($000's omitted)

                                                             THREE MONTHS ENDED          NINE MONTHS ENDED
                                                                SEPTEMBER 30,               SEPTEMBER 30,
                                                          ----------------------       -----------------------
                                                            1998          1997          1998            1997
                                                          --------      --------       --------       --------

REVENUES
  Policy charges                                          $  8,658      $  2,968       $ 20,649       $  7,407
  Life insurance premiums                                        4           173             36            337
  Net investment income                                      2,844         2,778          8,316          8,687
  Realized gains (losses) on investments                      --            (326)           606           (958)
  Other income                                                 291           264            873            792
                                                          --------      --------       --------       --------
                                                            11,797         5,857         30,480         16,265
                                                          --------      --------       --------       --------

BENEFITS AND EXPENSES
  Interest credited to policyholder account balances         1,319         1,013          3,264          2,856
  Other benefits and claims                                    243           271            (16)           623
  Amortization of deferred policy acquisition costs          1,299         1,075          3,283          3,085
  Other operating expenses                                   2,145         3,185          7,316          6,289
                                                          --------      --------       --------       --------
                                                             5,006         5,544         13,847         12,853
                                                          --------      --------       --------       --------

   Income before federal tax expense                         6,791           313         16,633          3,412

Federal tax expense                                          2,376            85          5,828          1,208
                                                          --------      --------       --------       --------

   Net income                                             $  4,415      $    228       $ 10,805       $  2,204
                                                          ========      ========       ========       ========









See accompanying notes to unaudited financial statements.

                                          NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
                                  (a wholly owned subsidiary of Nationwide Life Insurance Company)

                                                           Balance Sheets

                                                          ($000's omitted)
                                                                                        (UNAUDITED)
                                                                                       SEPTEMBER 30,      DECEMBER 31, 1997
                                                                                           1998
                                                                                     ------------------   ------------------

ASSETS
Investments:
  Securities available-for-sale, at fair value:
    Fixed maturity securities (cost $825,702 in 1998; $779,969 in 1997)                   $   857,492          $   796,919
    Equity securities (cost $14,621 in 1998; $11,704 in 1997)                                  18,559               14,767
  Mortgage loans on real estate, net                                                          258,287              218,852
  Real estate, net                                                                              2,263                2,824
  Policy loans                                                                                    312                  215
  Short-term investments                                                                       23,969               18,968
                                                                                     ------------------   ------------------
                                                                                            1,160,882            1,052,545
                                                                                     ------------------   ------------------

Cash                                                                                                -                5,163
Accrued investment income                                                                      11,833               10,778
Deferred policy acquisition costs                                                              42,305               30,087
Other assets                                                                                    9,562               15,624
Assets held in Separate Accounts                                                            1,250,856              891,101
                                                                                     ------------------   ------------------
                                                                                          $ 2,475,438          $ 2,005,298
                                                                                     ==================   ==================

LIABILITIES AND SHAREHOLDER'S EQUITY
Future policy benefits and claims                                                         $ 1,102,369          $   986,191
Other liabilities                                                                               7,499               29,426
Liabilities related to Separate Accounts                                                    1,250,856              891,101
                                                                                     ------------------   ------------------
                                                                                            2,360,724            1,906,718
                                                                                     ------------------   ------------------

Shareholder's equity:
  Common stock, $40 par value. Authorized, issued and outstanding 66,000 shares                 2,640                2,640
  Additional paid-in capital                                                                   52,960               52,960
  Retained earnings                                                                            46,617               35,812
  Accumulated other comprehensive income                                                       12,497                7,168
                                                                                     ------------------   ------------------
                                                                                              114,714               98,580
                                                                                     ------------------   ------------------
                                                                                          $ 2,475,438          $ 2,005,298
                                                                                     ==================   ==================

See accompanying notes to unaudited financial statements.

                                            NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
                                  (a wholly owned subsidiary of Nationwide Life Insurance Company)

                                                 Statements of Shareholder's Equity
                                                             (Unaudited)

                                            Nine Months Ended September 30, 1998 and 1997
                                                          ($000's omitted)


                                                                           ACCUMULATED OTHER
                                                 ADDITIONAL                  COMPREHENSIVE        TOTAL
                                      COMMON      PAID-IN      RETAINED          INCOME       SHAREHOLDER'S
                                      STOCK       CAPITAL      EARNINGS                           EQUITY
                                    ----------- -------------------------- ----------------- ----------------
1997
BALANCE, JANUARY 1, 1997              $ 2,640      $ 52,960     $ 25,209         $ 3,228           $ 84,037
Comprehensive income:
    Net income                              -             -        2,204               -              2,204
    Unrealized net gains on
      securities available-for-sale
      arising during the period             -             -            -           2,870              2,870
                                                                                             ----------------
    Total comprehensive income                                                                        5,074
                                    ----------- ------------- ------------ ----------------- ----------------
BALANCE, SEPTEMBER 30, 1997           $ 2,640      $ 52,960     $ 27,413         $ 6,098           $ 89,111
                                    =========== ============= ============ ================= ================

1998
BALANCE, JANUARY 1, 1998              $ 2,640      $ 52,960     $ 35,812         $ 7,168           $ 98,580
Comprehensive income:
    Net income                              -             -       10,805               -             10,805
    Unrealized net gains on
      securities available-for-sale
      arising during the period             -             -            -           5,329              5,329
                                                                                             ----------------
    Total comprehensive income                                                                       16,134
                                    ----------- ------------- ------------ ----------------- ----------------
BALANCE, SEPTEMBER 30, 1998           $ 2,640      $ 52,960     $ 46,617        $ 12,497          $ 114,714
                                    =========== ============= ============ ================= ================



See accompanying notes to unaudited financial statements.

                                            NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
                                  (a wholly owned subsidiary of Nationwide Life Insurance Company)

                                                      Statements of Cash Flows
                                                             (Unaudited)

                                            Nine Months Ended September 30, 1998 and 1997
                                                          ($000's omitted)

                                                                                                1998              1997
                                                                                           ---------------   ---------------
  CASH FLOWS FROM OPERATING ACTIVITIES
    Net income                                                                             $    10,805       $     2,204
    Adjustments to reconcile net income to net cash provided by operating activities:
      Interest credited to policyholder account balances                                         3,264             2,856
      Capitalization of deferred policy acquisition costs                                      (23,019)           (9,067)
      Amortization of deferred policy acquisition costs                                          3,283             3,085
      Amortization and depreciation                                                               (356)            1,060
      Realized (gains) losses on investments, net                                                 (606)              958
      Increase in accrued investment income                                                     (1,055)           (2,376)
      Decrease in other assets                                                                   6,062            32,510
      Increase in policy liabilities and funds withheld on coinsurance agreement
        with affiliate                                                                          89,667           190,047
      Decrease in other liabilities                                                            (23,923)           (8,663)
      Other, net                                                                                  (421)                -
                                                                                           ---------------   ---------------
        Net cash provided by operating activities                                               63,701           212,614
                                                                                           ---------------   ---------------

  CASH FLOWS FROM INVESTING ACTIVITIES
    Proceeds from maturity of securities available-for-sale                                     93,610            65,683
    Proceeds from sale of securities available-for-sale                                         11,257                 -
    Proceeds from maturity of securities held to maturity                                            -                 -
    Proceeds from repayments of mortgage loans on real estate                                   16,608             5,003
    Proceeds from sale of real estate                                                              707                 -
    Proceeds from repayments of policy loans and sale of other invested assets                      72                55
    Cost of securities available-for-sale acquired                                            (153,602)         (223,084)
    Cost of mortgage loans on real estate acquired                                             (55,590)          (47,162)
    Cost of real estate acquired                                                                    (3)              (11)
    Policy loans issued and other invested assets acquired                                        (169)             (101)
    Short-term investments, net                                                                 (5,001)           (4,012)
                                                                                           ---------------   ---------------
        Net cash used in investing activities                                                  (92,111)         (203,629)
                                                                                           ---------------   ---------------

  CASH FLOWS FROM FINANCING ACTIVITIES
    Increase in investment product and universal life insurance product account balances        46,924             4,713
    Decrease in investment product and universal life insurance product account balances       (23,677)           (9,817)
                                                                                           ---------------   ---------------
        Net cash provided by (used in) financing activities                                     23,247            (5,104)
                                                                                           ---------------   ---------------

  Net (decrease) increase in cash                                                               (5,163)            3,881

  Cash, beginning of period                                                                      5,163             4,296
                                                                                           ---------------   ---------------
  Cash, end of period                                                                      $         -       $     8,177
                                                                                           ===============   ===============

See accompanying notes to unaudited financial statements.

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
        (a wholly owned subsidiary of Nationwide Life Insurance Company)


                     Notes to Unaudited Financial Statements

                      Nine Months Ended September 30, 1998


(1)      Basis of Presentation
         ---------------------

         The accompanying unaudited financial statements of Nationwide Life and Annuity Insurance Company (the Company) have been prepared in accordance with generally accepted accounting principles, which differ from statutory accounting practices prescribed or permitted by regulatory authorities, for interim financial information and with the instructions to Form 10-Q and Article 10 of Regulation S-X. Accordingly, they do not include all information and footnotes required by generally accepted accounting principles for complete financial statements. The financial information included herein reflects all adjustments (all of which are normal and recurring in nature) which are, in the opinion of management, necessary for a fair presentation of financial position and results of operations. Operating results for all periods presented are not necessarily indicative of the results that may be expected for the full year. The accompanying unaudited financial statements should be read in conjunction with the audited financial statements and related notes for the year ended December 31, 1997.

(2)      Comprehensive Income
         --------------------

         Pursuant to the Financial Accounting Standards Board (FASB) Statement No. 130, "Reporting Comprehensive Income", the Consolidated Statements of Shareholder's Equity include a new measure called "Comprehensive Income". Comprehensive Income includes net income as well as certain items that are reported directly within a separate component of shareholder's equity that bypass net income. Currently, the Company's only component of Other Comprehensive Income is unrealized gains (losses) on securities available-for-sale. The related before and after federal tax amounts are as follows:

                                                                     THREE MONTHS ENDED              NINE MONTHS ENDED
           ($000's omitted)                                            SEPTEMBER 30,                   SEPTEMBER 30,
           ----------------------------------------------------------------------------------- -------------------------------
                                                                    1998            1997            1998            1997
                                                               --------------- --------------- --------------- ---------------


           Unrealized gains on securities available-for-sale
                arising during the period:
                Gross                                           $ 13,928         $ 8,373        $ 15,296         $ 7,253
                Adjustment to deferred policy acquisition         (7,660)         (4,641)         (7,517)         (3,848)
                costs
                Related federal tax expense                       (2,194)         (1,306)         (2,178)         (1,192)
                                                               --------------- --------------- --------------- ---------------
                     Net                                           4,074           2,426           5,601           2,213
                                                               --------------- --------------- --------------- ---------------

           Reclassification adjustment for net (gains) losses
                on securities available-for-sale realized
                during the period:
                Gross                                                  -             326            (419)          1,011
                Related federal tax expense (benefit)                  -            (114)            147            (354)
                                                                                                               ---------------
                                                               --------------- --------------- ---------------
                     Net                                               -             212            (272)            657
                                                               --------------- --------------- --------------- ---------------

           Total Other Comprehensive Income                      $ 4,074         $ 2,638         $ 5,329        $  2,870
                                                               =============== =============== =============== ===============

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
        (a wholly owned subsidiary of Nationwide Life Insurance Company)

               Notes to Unaudited Financial Statements, Continued


(3)       Accounting Pronouncements
          -------------------------

         On January 1, 1998 the Company adopted FASB Statement No. 131, "Disclosures about Segments of an Enterprise and Related Information" (FAS 131). FAS 131 superseded FASB Statement No. 14, "Financial Reporting for Segments of a Business Enterprise." FAS 131 establishes standards for public business enterprises to report information about operating segments in annual financial statements and selected information about operating segments in interim financial reports. FAS 131 also establishes standards for related disclosures about products and services, geographic areas, and major customers. The adoption of FAS 131 did not affect results of operations or financial position, nor did it affect the manner in which the Company defines its operating segments. The segment information required for interim periods is included in note 4.

         In March 1998, The American Institute of Certified Public Accountant's Accounting Standards Executive Committee issued Statement of Position
         (SOP) 98-1, "Accounting for the Costs of Computer Software Developed or Obtained for Internal Use." SOP 98-1 provides guidance intended to standardize accounting practices for costs incurred to develop or obtain computer software for internal use. Specifically, SOP 98-1 provides guidance for determining whether computer software is for internal use and when costs incurred for internal use software are to be capitalized. SOP 98-1 is effective for financial statements for fiscal years beginning after December 15, 1998 with earlier application encouraged. The adoption of SOP 98-1, planned for the first quarter of 1999, is not expected to have a material impact on the Company's financial statements.

         In June 1998, the FASB issued Statement No. 133, "Accounting for Derivative Instruments and Hedging Activities" (FAS 133). FAS 133 establishes accounting and reporting standards for derivative instruments and for hedging activities. Contracts that contain embedded derivatives, such as certain insurance contracts, are also addressed by the Statement. FAS 133 requires that an entity recognize all derivatives as either assets or liabilities in the statement of financial position and measure those instruments at fair value. The Statement is effective for all fiscal quarters of fiscal years beginning after June 15, 1999 with earlier application permitted. The Company is currently evaluating the impact of this Statement on results of operations and financial condition.

(4)      Segment Disclosures
         -------------------

         The Company uses differences in products as the basis for defining its reportable segments. The Company reports three product segments:
         Variable Annuities, Fixed Annuities and Life Insurance.

         The Variable Annuities segment consists of annuity contracts that provide the customer with the opportunity to invest in mutual funds managed by independent investment managers and the Company, with investment returns accumulating on a tax-deferred basis. The Company's variable annuity products consist almost entirely of flexible premium deferred variable annuity contracts.

         The Fixed Annuities segment consists of annuity contracts that generate a return for the customer at a specified interest rate, fixed for a prescribed period, with returns accumulating on a tax-deferred basis. Such contracts consist of single premium deferred annuities, flexible premium deferred annuities and single premium immediate annuities. The Fixed Annuities segment includes the fixed option under variable annuity contracts.

         The Life Insurance segment consists of insurance products, including variable universal life insurance and corporate-owned life insurance products, that provide a death benefit and may also allow the customer to build cash value on a tax-deferred basis.

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
        (a wholly owned subsidiary of Nationwide Life Insurance Company)

               Notes to Unaudited Financial Statements, Continued



         In addition to the product segments, the Company reports corporate revenue and expenses, investments and related investment income supporting capital not specifically allocated to its product segments and all realized gains and losses on investments in a Corporate and Other segment.

         The following table summarizes the financial results of the Company's business segments for the three months ended September 30, 1998 and 1997.

                                                 VARIABLE         FIXED            LIFE         CORPORATE
         ($000's omitted)                       ANNUITIES       ANNUITIES       INSURANCE       AND OTHER        TOTAL
         ------------------------------------ --------------- --------------- --------------- ------------------------------


         1998
         Operating revenue (1)                   $ 4,596         $ 2,528         $ 3,240         $ 1,433       $ 11,797
         Benefits and expenses                     1,049           2,230           1,727               -          5,006
                                              --------------- --------------- --------------- -------------- ---------------
           Operating income (loss)
             before federal income tax             3,547             298           1,513           1,433          6,791
         Realized gains on investments                 -               -               -               -              -
                                              --------------- --------------- --------------- -------------- ---------------
         Income before federal tax expense       $ 3,547         $   298         $ 1,513         $ 1,433       $  6,791
                                              =============== =============== =============== ============== ===============

         1997
         Operating revenue (1)                   $ 2,550         $ 1,918         $    47         $ 1,668       $  6,183
         Benefits and expenses                     2,717           2,631             196               -          5,544
                                              --------------- --------------- --------------- -------------- ---------------
           Operating income before federal
             income tax                             (167)           (713)           (149)          1,668            639
         Realized losses on investments                -               -               -            (326)          (326)
                                              --------------- --------------- --------------- -------------- ---------------
         Income (loss) before federal
             tax expense                         $  (167)        $  (713)        $  (149)        $ 1,342       $    313
                                              =============== =============== =============== ============== ===============

         ----------
         (1) Excludes realized gains and losses on investments.

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
        (a wholly owned subsidiary of Nationwide Life Insurance Company)

               Notes to Unaudited Financial Statements, Continued


         The following table summarizes the financial results of the Company's business segments for the nine months ended September
         30, 1998 and 1997.

                                                 VARIABLE         FIXED            LIFE         CORPORATE
         ($000's omitted)                       ANNUITIES       ANNUITIES       INSURANCE       AND OTHER        TOTAL
         ------------------------------------ --------------- --------------- --------------- -------------- ---------------

         1998
         Operating revenue (1)                $      12,092   $               $        6,200  $       4,574  $      29,874
                                                                      7,008
         Benefits and expenses                        6,599           4,927            2,321              -         13,847
                                              --------------- --------------- --------------- -------------- ---------------
           Operating income before federal
             income tax                               5,493           2,081            3,879          4,574         16,027
         Realized gains on investments                    -               -                -            606            606
                                              --------------- --------------- --------------- -------------- ---------------
         Income before federal tax expense    $       5,493         $ 2,081   $        3,879  $       5,180  $      16,633
                                              =============== =============== =============== ============== ===============

         Assets as of period end              $   1,245,121   $   1,104,526   $       62,385  $      63,406  $   2,475,438
                                              =============== =============== =============== ============== ===============

         1997
         Operating revenue (1)                $               $               $               $       5,204  $      17,223
                                                      6,285           5,589              145
         Benefits and expenses                        3,546           8,948              359              -         12,853
                                              --------------- --------------- --------------- -------------- ---------------
           Operating income (loss)
             before federal income tax                2,739          (3,359)            (214)         5,204          4,370
         Realized losses on investments                   -               -                -           (958)          (958)
                                              --------------- --------------- --------------- -------------- ---------------
         Income before federal tax expense    $       2,739   $      (3,359)  $         (214) $       4,246  $       3,412
                                              =============== =============== =============== ============== ===============

         Assets as of period end              $     852,534   $     949,251   $        2,633  $      90,306  $   1,894,724
                                              =============== =============== =============== ============== ===============

         ----------
         (1) Excludes realized gains and losses on investments.

                          INDEPENDENT AUDITORS' REPORT


The Board of Directors
Nationwide Life and Annuity Insurance Company:


We have audited the accompanying balance sheets of Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of Nationwide Life Insurance Company, as of December 31, 1997 and 1996, and the related statements of income, shareholder's equity and cash flows for each of the years in the three-year period ended December 31, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Nationwide Life and Annuity Insurance Company as of December 31, 1997 and 1996, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 1997, in conformity with generally accepted accounting principles.


                                                     KPMG Peat Marwick LLP


Columbus, Ohio
January 30, 1998

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
        (a wholly owned subsidiary of Nationwide Life Insurance Company)

                                 Balance Sheets

                           December 31, 1997 and 1996
                                ($000's omitted)

                                         Assets                                            1997               1996
                                         ------                                         ----------        ------------
Investments:
  Securities available-for-sale, at fair value:
    Fixed maturity securities                                                           $  796,919         $  648,076
    Equity securities                                                                       14,767             12,254
  Mortgage loans on real estate, net                                                       218,852            150,997
  Real estate, net                                                                           2,824              1,090
  Policy loans                                                                                 215                126
  Short-term investments                                                                    18,968                492
                                                                                        ----------         ----------
                                                                                         1,052,545            813,035
                                                                                        ----------         ----------

Cash                                                                                         5,163              4,296
Accrued investment income                                                                   10,778              9,189
Deferred policy acquisition costs                                                           30,087             16,168
Other assets                                                                                15,624             37,482
Assets held in Separate Accounts                                                           891,101            486,251
                                                                                        ----------         ----------
                                                                                        $2,005,298         $1,366,421
                                                                                        ==========         ==========

                          Liabilities and Shareholder's Equity
                          ------------------------------------
Future policy benefits and claims                                                       $  986,191         $   80,720
Funds withheld under coinsurance agreement with affiliate                                       --            679,571
Other liabilities                                                                           29,426             35,842
Liabilities related to Separate Accounts                                                   891,101            486,251
                                                                                        ----------         ----------
                                                                                         1,906,718          1,282,384
                                                                                        ----------         ----------

Commitments (notes 6 and 7)

Shareholder's equity:
  Common stock, $40 par value.  Authorized, issued and outstanding 66,000 shares             2,640              2,640
  Additional paid-in capital                                                                52,960             52,960
  Retained earnings                                                                         35,812             25,209
  Unrealized gains on securities available-for-sale, net                                     7,168              3,228
                                                                                        ----------         ----------
                                                                                            98,580             84,037
                                                                                        ----------         ----------
                                                                                        $2,005,298         $1,366,421
                                                                                        ==========         ==========



See accompanying notes to finanacial statements.

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
        (a wholly owned subsidiary of Nationwide Life Insurance Company)

                              Statements of Income

                  Years ended December 31, 1997, 1996 and 1995
                                ($000's omitted)

                                                                                  1997            1996           1995
                                                                                  ----            ----           ----
Revenues:
  Investment product and universal life insurance product policy charges       $ 11,244         $  6,656         $  4,322
  Traditional life insurance premiums                                               363              246              674
  Net investment income                                                          11,577           51,045           49,108
  Realized losses on investments                                                   (246)              (3)            (702)
  Other income                                                                    1,057               --               --
                                                                               --------         --------         --------
                                                                                 23,995           57,944           53,402
                                                                               --------         --------         --------
Benefits and expenses:
  Interest credited to policyholder account balances                              3,948           34,711           33,276
  Other benefits and claims                                                         433              813              904
  Amortization of deferred policy acquisition costs                               1,402            7,380            5,508
  Other operating expenses                                                        1,860            7,247            6,567
                                                                               --------         --------         --------
                                                                                  7,643           50,151           46,255
                                                                               --------         --------         --------

    Income before federal income tax expense                                     16,352            7,793            7,147

Federal income tax expense                                                        5,749            2,707            2,373
                                                                               --------         --------         --------

    Net income                                                                 $ 10,603         $  5,086         $  4,774
                                                                               ========         ========         ========

See accompanying notes to finanacial statements.

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
        (a wholly owned subsidiary of Nationwide Life Insurance Company)

                       Statements of Shareholder's Equity

                  Years ended December 31, 1997, 1996 and 1995
                                ($000's omitted)

                                                                                      Unrealized
                                                                                     gains (losses)
                                                           Additional                 on securities      Total
                                                 Common     paid-in     Retained      available-for-  shareholder's
                                                  stock     capital     earnings       sale, net         equity
                                                  -----     -------     --------       ---------         ------
December 31, 1994                                $2,640     $52,960     $15,349         $(3,703)        $ 67,246

  Net income                                         --          --       4,774              --            4,774
  Unrealized gains on securities available-
    for-sale, net                                    --          --          --           8,157            8,157
                                                 ------     -------     -------         -------         --------
December 31, 1995                                 2,640      52,960      20,123           4,454           80,177

  Net income                                         --          --       5,086              --            5,086
  Unrealized losses on securities available-
    for-sale, net                                    --          --          --          (1,226)          (1,226)
                                                 ------     -------     -------         -------         --------
December 31, 1996                                 2,640      52,960      25,209           3,228           84,037

  Net income                                         --          --      10,603              --           10,603
  Unrealized gains on securities available-
    for-sale, net                                    --          --          --           3,940            3,940
                                                 ------     -------     -------         -------         --------
December 31, 1997                                $2,640     $52,960     $35,812         $ 7,168         $ 98,580
                                                 ======     =======     =======         =======         ========


See accompanying notes to finanacial statements.

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
        (a wholly owned subsidiary of Nationwide Life Insurance Company)

                            Statements of Cash Flows

                  Years ended December 31, 1997, 1996 and 1995
                                ($000's omitted)

                                                                              1997           1996           1995
                                                                              ----           ----           ----
Cash flows from operating activities:
  Net income                                                               $  10,603      $   5,086      $  4,774
  Adjustments to reconcile net income to net cash provided by operating activities:
      Interest credited to policyholder account balances                       3,948         34,711        33,276
      Capitalization of deferred policy acquisition costs                    (20,099)       (19,987)       (6,754)
      Amortization of deferred policy acquisition costs                        1,402          7,380         5,508
      Commission and expense allowances under coinsurance
        agreement with affiliate                                                  --         26,473            --
      Amortization and depreciation                                              250          1,721           878
      Realized losses on invested assets, net                                    246              3           702
      Increase in accrued investment income                                   (1,589)          (725)         (423)
      Decrease (increase) in other assets                                     21,858        (32,539)           62
      Increase (decrease) in policy liabilities and funds withheld
        on coinsurance agreement with affiliate                              228,898         (7,101)          627
      (Decrease) increase in other liabilities                                (7,488)        23,198         1,427
                                                                           ---------      ---------      --------
          Net cash provided by operating activities                          238,029         38,220        40,077
                                                                           ---------      ---------      --------

Cash flows from investing activities:
  Proceeds from maturity of securities available-for-sale                     95,366         73,966        41,729
  Proceeds from sale of securities available-for-sale                         30,431          2,480         3,070
  Proceeds from maturity of fixed maturity securities held-to-maturity            --             --        11,251
  Proceeds from repayments of mortgage loans on real estate                   15,199         10,975         8,673
  Proceeds from sale of real estate                                               --             --           655
  Proceeds from repayments of policy loans                                        67             23            50
  Cost of securities available-for-sale acquired                            (267,899)      (179,671)      (79,140)
  Cost of fixed maturity securities held-to maturity acquired                     --             --        (8,000)
  Cost of mortgage loans on real estate acquired                             (84,736)       (57,395)      (18,000)
  Cost of real estate acquired                                                   (13)            --           (10)
  Policy loans issued                                                           (155)           (55)          (66)
  Short-term investments, net                                                (18,476)         4,352        (4,479)
                                                                           ---------      ---------      --------
          Net cash used in investing activities                             (230,216)      (145,325)      (44,267)
                                                                           ---------      ---------      --------

Cash flows from financing activities:
  Increase in investment product and universal life insurance
    product account balances                                                   6,952        200,575        46,247
  Decrease in investment product and universal life insurance
    product account balances                                                 (13,898)       (89,174)      (42,057)
                                                                           ---------      ---------      --------
          Net cash (used in) provided by financing activities                 (6,946)       111,401         4,190
                                                                           ---------      ---------      --------

Net increase in cash                                                             867          4,296            --

Cash, beginning of year                                                        4,296             --            --
                                                                           ---------      ---------      --------
Cash, end of year                                                          $   5,163      $   4,296      $
                                                                           =========      =========      ========

See accompanying notes to finanacial statements.

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
        (a wholly owned subsidiary of Nationwide Life Insurance Company)

                          Notes to Financial Statements

                        December 31, 1997, 1996 and 1995
                                ($000's omitted)

(1)      Organization and Description of Business

         Nationwide Life and Annuity Insurance Company (the Company) is a wholly owned subsidiary of Nationwide Life Insurance Company (NLIC).

         The Company sells primarily fixed and variable rate annuities through banks and other financial institutions. In addition, the Company sells universal life insurance and other interest-sensitive life insurance products and is subject to competition from other financial services providers throughout the United States. The Company is subject to regulation by the Insurance Departments of states in which it is licensed, and undergoes periodic examinations by those departments.


(2)      Summary of Significant Accounting Policies

         The significant accounting policies followed by the Company that materially affect financial reporting are summarized below. The accompanying financial statements have been prepared in accordance with generally accepted accounting principles, which differ from statutory accounting practices prescribed or permitted by regulatory authorities. An Annual Statement, filed with the Department of Insurance of the State of Ohio (the Department), is prepared on the basis of accounting practices prescribed or permitted by the Department. Prescribed statutory accounting practices include a variety of publications of the National Association of Insurance Commissioners (NAIC), as well as state laws, regulations and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed. The Company has no material permitted statutory accounting practices.

         In preparing the financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses for the reporting period.
         Actual results could differ significantly from those estimates.

         The most significant estimates include those used in determining deferred policy acquisition costs, valuation allowances for mortgage loans on real estate and real estate investments and the liability for future policy benefits and claims. Although some variability is inherent in these estimates, management believes the amounts provided are adequate.

         (a)  Valuation of Investments and Related Gains and Losses

              The Company is required to classify its fixed maturity securities and equity securities as either held-to-maturity, available-for-sale or trading. Fixed maturity securities are classified as held-to-maturity when the Company has the positive intent and ability to hold the securities to maturity and are stated at amortized cost. Fixed maturity securities not classified as held-to-maturity and all equity securities are classified as available-for-sale and are stated at fair value, with the unrealized gains and losses, net of adjustments to deferred policy acquisition costs and deferred federal income tax, reported as a separate component of shareholder's equity. The adjustment to deferred policy acquisition costs represents the change in amortization of deferred policy acquisition costs that would have been required as a charge or credit to operations had such unrealized amounts been realized. The Company has no fixed maturity securities classified as held-to-maturity or trading as of December 31, 1997 or 1996.

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
        (a wholly owned subsidiary of Nationwide Life Insurance Company)

                    Notes to Financial Statements, Continued


              Mortgage loans on real estate are carried at the unpaid principal balance less valuation allowances. The Company provides valuation allowances for impairments of mortgage loans on real estate based on a review by portfolio managers. The measurement of impaired loans is based on the present value of expected future cash flows discounted at the loan's effective interest rate or, as a practical expedient, at the fair value of the collateral, if the loan is collateral dependent. Loans in foreclosure and loans considered to be impaired are placed on non-accrual status. Interest received on non-accrual status mortgage loans on real estate is included in interest income in the period received.

              Real estate is carried at cost less accumulated depreciation and valuation allowances. Impairment losses are recorded on long-lived assets used in operations when indicators of impairment are present and the undiscounted cash flows estimated to be generated by those assets are less than the assets' carrying amount.

              Realized gains and losses on the sale of investments are determined on the basis of specific security identification. Estimates for valuation allowances and other than temporary declines are included in realized gains and losses on investments.

         (b)  Revenues and Benefits

              Investment Products and Universal Life Insurance Products:
              Investment products consist primarily of individual variable and fixed annuities. Universal life insurance products include universal life insurance, variable universal life insurance and other interest-sensitive life insurance policies. Revenues for investment products and universal life insurance products consist of net investment income, asset fees, cost of insurance, policy administration and surrender charges that have been earned and assessed against policy account balances during the period. Policy benefits and claims that are charged to expense include interest credited to policy account balances and benefits and claims incurred in the period in excess of related policy account balances.

              Traditional Life Insurance Products: Traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of certain annuities with life contingencies. Premiums for traditional life insurance products are recognized as revenue when due. Benefits and expenses are associated with earned premiums so as to result in recognition of profits over the life of the contract. This association is accomplished by the provision for future policy benefits and the deferral and amortization of policy acquisition costs.

         (c)  Deferred Policy Acquisition Costs

              The costs of acquiring new business, principally commissions, certain expenses of the policy issue and underwriting department and certain variable sales expenses have been deferred. For investment products and universal life insurance products, deferred policy acquisition costs are being amortized with interest over the lives of the policies in relation to the present value of estimated future gross profits from projected interest margins, asset fees, cost of insurance, policy administration and surrender charges. For years in which gross profits are negative, deferred policy acquisition costs are amortized based on the present value of gross revenues. Deferred policy acquisition costs are adjusted to reflect the impact of unrealized gains and losses on fixed maturity securities available-for-sale as described in note 2(a).

         (d)  Separate Accounts

              Separate Account assets and liabilities represent contractholders' funds which have been segregated into accounts with specific investment objectives. The investment income and gains or losses of these accounts accrue directly to the contractholders. The activity of the Separate Accounts is not reflected in the statements of income and cash flows except for the fees the Company receives.

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
        (a wholly owned subsidiary of Nationwide Life Insurance Company)

                    Notes to Financial Statements, Continued


         (e)  Future Policy Benefits

              Future policy benefits for investment products in the accumulation phase, universal life insurance and variable universal life insurance policies have been calculated based on participants' contributions plus interest credited less applicable contract charges.

         (f)  Federal Income Tax

              The Company files a consolidated federal income tax return with Nationwide Mutual Insurance Company (NMIC). The members of the consolidated tax return group have a tax sharing agreement which provides, in effect, for each member to bear essentially the same federal income tax liability as if separate tax returns were filed.

              The Company utilizes the asset and liability method of accounting for income tax. Under this method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under this method, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. Valuation allowances are established when necessary to reduce the deferred tax assets to the amounts expected to be realized.

         (g)  Reinsurance Ceded

              Reinsurance revenues ceded and reinsurance recoveries on benefits and expenses incurred are deducted from the respective income and expense accounts. Assets and liabilities related to reinsurance ceded are reported on a gross basis.

         (h)  Statements of Cash Flows

              The Company routinely invests its available cash balances in highly liquid, short-term investments with affiliated companies. See note 11. As such, the Company had no cash balance as of December 31, 1995.

         (i)  Recently Issued Accounting Pronouncements

              Statement of Financial Accounting Standards No. 130 - Reporting Comprehensive Income was issued in June 1997 and is effective for fiscal years beginning after December 15, 1997. The statement establishes standards for reporting and display of comprehensive income and its components in a full set of financial statements. Comprehensive income includes all changes in equity during a period except those resulting from investments by shareholders and distributions to shareholders and includes net income. Comprehensive income would be reported in addition to earnings amounts currently presented. The Company will adopt the statement and begin reporting comprehensive income in the first quarter of 1998.

         (j)  Reclassification

              Certain items in the 1996 and 1995 financial statements have been reclassified to conform to the 1997 presentation.

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
        (a wholly owned subsidiary of Nationwide Life Insurance Company)

                    Notes to Financial Statements, Continued


(3)      Investments

         The amortized cost, gross unrealized gains and losses and estimated fair value of securities available-for-sale as of December 31, 1997 and 1996 were:

                                                                       Gross           Gross
                                                        Amortized    unrealized     unrealized   Estimated
                                                          cost         gains          losses     fair value
                                                          ----         -----          ------     ----------
  December 31, 1997:
  Fixed maturity securities:
    U.S. Treasury securities and obligations of U.S.
      government corporations and agencies               $  5,923     $    109      $     (27)     $  6,005
    Obligations of states and political subdivisions          267            5             --           272
    Debt securities issued by foreign governments           6,077           57             (1)        6,133
    Corporate securities                                  482,478       10,964           (509)      492,933
    Mortgage-backed securities                            285,224        6,458           (106)      291,576
                                                         --------     --------      ---------      --------
        Total fixed maturity securities                   779,969       17,593           (643)      796,919
  Equity securities                                        11,704        3,063             --        14,767
                                                         --------     --------      ---------      --------
                                                         $791,673     $ 20,656      $    (643)     $811,686
                                                         ========     ========      =========      ========

December 31, 1996:
  Fixed maturity securities:
    U.S. Treasury securities and obligations of U.S.
      government corporations and agencies               $  3,695     $      7      $     (78)     $  3,624
    Obligations of states and political subdivisions          269           --             (2)          267
    Debt securities issued by foreign governments           6,129          133             (8)        6,254
    Corporate securities                                  393,371        5,916         (1,824)      397,463
    Mortgage-backed securities                            236,839        4,621           (992)      240,468
                                                         --------     --------      ---------      --------
        Total fixed maturity securities                   640,303       10,677         (2,904)      648,076
  Equity securities                                        10,854        1,540           (140)       12,254
                                                         --------     --------      ---------      --------
                                                         $651,157     $ 12,217      $  (3,044)     $660,330
                                                         ========     ========      =========      ========

         The amortized cost and estimated fair value of fixed maturity securities available-for-sale as of December 31, 1997, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.


                                                  Amortized    Estimated
                                                    cost      fair value
                                                    ----      ----------
Fixed maturity securities available-for-sale:
  Due in one year or less                         $ 31,421     $ 31,623
  Due after one year through five years            231,670      235,764
  Due after five years through ten years           175,633      180,174
  Due after ten years                               56,021       57,782
                                                  --------     --------

                                                   494,745      505,343
Mortgage-backed securities                         285,224      291,576
                                                  --------     --------
                                                  $779,969     $796,919
                                                  ========     ========

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
        (a wholly owned subsidiary of Nationwide Life Insurance Company)

                    Notes to Financial Statements, Continued


         The components of unrealized gains on securities available-for-sale, net, were as follows as of December 31:


                                                     1997         1996
                                                     ----         ----
Gross unrealized gains                              $20,013      $ 9,173
Adjustment to deferred policy acquisition costs      (8,985)      (4,207)
Deferred federal income tax                          (3,860)      (1,738)
                                                    -------      -------
                                                    $ 7,168      $ 3,228
                                                    =======      =======

         An analysis of the change in gross unrealized gains (losses) on securities available-for-sale and fixed maturity securities held-to-maturity follows for the years ended December 31:

                                                 1997          1996          1995
                                                 ----          ----          ----
Securities available-for-sale:
  Fixed maturity securities                    $ 9,177       $(8,764)      $30,647
  Equity securities                              1,663           249         1,283
Fixed maturity securities held-to-maturity          --            --         3,941
                                               -------       -------       -------
                                               $10,840       $(8,515)      $35,871
                                               =======       =======       =======

         Proceeds from the sale of securities available-for-sale during 1997, 1996 and 1995 were $30,431, $2,480 and $3,070, respectively. During
         1997, gross gains of $825 ($181 and $64 in 1996 and 1995, respectively) and gross losses of $1,124 (none and $6 in 1996 and 1995, respectively) were realized on those sales. See note 11.

         During 1995, the Company transferred fixed maturity securities classified as held-to-maturity with amortized cost of $2,000 to available-for-sale securities due to evidence of a significant deterioration in the issuer's creditworthiness. The transfer of those fixed maturity securities resulted in a gross unrealized loss of $600.

         As permitted by the Financial Accounting Standards Board's Special Report, A Guide to Implementation of Statement 115 on Accounting for Certain Investments in Debt and Equity Securities, issued in November 1995, the Company transferred all of its fixed maturity securities previously classified as held-to-maturity to available-for-sale. As of December 14, 1995, the date of transfer, the fixed maturity securities had amortized cost of $77,405, resulting in a gross unrealized gain of $1,709.

         The Company had no investments in mortgage loans on real estate considered to be impaired as of December 31, 1997. The recorded investment of mortgage loans on real estate considered to be impaired as of December 31, 1996 was $955, for which the related valuation allowance was $184. During 1997, the average recorded investment in impaired mortgage loans on real estate was approximately $386 ($964 in 1996) and no interest income was recognized on those loans ($16 in
         1996), which is equal to interest income recognized using a cash-basis method of income recognition.

         Activity in the valuation allowance account for mortgage loans on real estate is summarized for the years ended December 31:

                                                        1997      1996
                                                        ----      ----
Allowance, beginning of year                           $ 934      $750
  (Reductions) additions charged to operations           (53)      184
  Direct write-downs charged against the allowance      (131)       --
                                                       -----      ----
Allowance, end of year                                 $ 750      $934
                                                       =====      ====

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
        (a wholly owned subsidiary of Nationwide Life Insurance Company)

                    Notes to Financial Statements, Continued


         Real estate is presented at cost less accumulated depreciation of $153 as of December 31, 1997 ($108 as of December 31, 1996) and valuation allowances of $229 as of December 31, 1997 ($229 as of December 31,
         1996).

         The Company has no investments which were non-income producing for the twelve month periods preceding December 31, 1997 and 1996.

         An analysis of investment income by investment type follows for the years ended December 31:


                                                   1997        1996        1995
                                                   ----        ----        ----
Gross investment income:
  Securities available-for-sale:
    Fixed maturity securities                    $53,491     $40,552     $35,093
    Equity securities                                375         598         713
  Fixed maturity securities held-to-maturity          --          --       4,530
  Mortgage loans on real estate                   14,862       9,991       9,106
  Real estate                                        318         214         273
  Short-term investments                             899         507         348
  Other                                               90          57          41
                                                 -------     -------     -------
      Total investment income                     70,035      51,919      50,104
Less:
  Investment expenses                              1,386         874         996
  Net investment income ceded (note 11)           57,072          --          --
                                                 -------     -------     -------
      Net investment income                      $11,577     $51,045     $49,108
                                                 =======     =======     =======

         An analysis of realized gains (losses) on investments, net of valuation allowances, by investment type follows for the years ended December 31:


                                                  1997       1996       1995
                                                  ----       ----       ----
Fixed maturity securities available-for-sale     $(299)     $ 181      $(822)
Mortgage loans on real estate                       53       (184)       110
Real estate and other                               --         --         10
                                                 -----      -----      -----
                                                 $(246)     $  (3)     $(702)
                                                 =====      =====      =====

         Fixed maturity securities with an amortized cost of $3,383 and $3,403 as of December 31, 1997 and 1996, respectively, were on deposit with various regulatory agencies as required by law.


(4)      Future Policy Benefits

         The liability for future policy benefits for investment contracts has been established based on policy terms, interest rates and various contract provisions. The average interest rate credited on investment product policies was approximately 5.1%, 5.6% and 5.6% for the years ended December 31, 1997, 1996 and 1995, respectively.

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
        (a wholly owned subsidiary of Nationwide Life Insurance Company)

                    Notes to Financial Statements, Continued


(5)      Federal Income Tax

         The Company's current federal income tax liability was $806 and $7,914 as of December 31, 1997 and 1996, respectively.

         The tax effects of temporary differences that give rise to significant components of the net deferred tax asset (liability) as of December 31, 1997 and 1996 are as follows:

                                                       1997          1996
                                                       ----          ----
Deferred tax assets:
  Future policy benefits                            $ 13,168      $ 1,070
  Liabilities in Separate Accounts                     8,080        5,311
  Mortgage loans on real estate and real estate          336          407
  Other assets and other liabilities                      48        3,836
                                                    --------      -------
    Total gross deferred tax assets                   21,632       10,624
                                                    --------      -------

Deferred tax liabilities:
  Fixed maturity securities                            7,186        3,268
  Deferred policy acquisition costs                    6,159        2,131
  Equity securities                                    1,072          490
  Other                                                7,892           --
                                                    --------      -------
    Total gross deferred tax liabilities              22,309        5,889
                                                    --------      -------
                                                    $   (677)     $ 4,735
                                                    ========      =======

         In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion of the total gross deferred tax assets will not be realized. All future deductible amounts can be offset by future taxable amounts or recovery of federal income tax paid within the statutory carryback period. The Company has determined that valuation allowances are not necessary as of December 31, 1997, 1996 and 1995 based on its analysis of future deductible amounts.

         Federal income tax expense for the years ended Decmber 31 was as follows:


                                    1997        1996        1995
                                    ----        ----        ----

Currently payable                  $2,458     $ 9,612      $2,012
Deferred tax expense (benefit)      3,291      (6,905)        361
                                   ------     -------      ------
                                   $5,749     $ 2,707      $2,373
                                   ======     =======      ======

         Total federal income tax expense for the years ended December 31, 1997, 1996 and 1995 differs from the amount computed by applying the U.S. federal income tax rate to income before tax as follows:

                                                    1997                 1996                  1995
                                             ------------------     ----------------     ----------------
                                              Amount        %       Amount       %        Amount       %
                                             ------------------     ----------------     ----------------
Computed (expected) tax expense               $5,723       35.0     $2,728     35.0      $2,501    35.0
Tax exempt interest and dividends
   received deduction                             --       (0.0)      (175)    (2.3)       (150)   (2.1)
Other, net                                        26       (0.2)       154      2.0          22     0.3
                                              ------       ----     ------     ----      ------    ----
      Total (effective rate of each year)     $5,749       35.2     $2,707     34.7      $2,373    33.2
                                              ======       ====     ======     ====      ======    ====

         Total federal income tax paid was $9,566, $2,335 and $1,314 during the years ended December 31, 1997, 1996 and 1995, respectively.

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
        (a wholly owned subsidiary of Nationwide Life Insurance Company)

                    Notes to Financial Statements, Continued

(6)      Fair Value of Financial Instruments

         The following disclosures summarize the carrying amount and estimated fair value of the Company's financial instruments. Certain assets and liabilities are specifically excluded from the disclosure requirements of financial instruments. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Company.

         The fair value of a financial instrument is defined as the amount at which the financial instrument could be exchanged in a current transaction between willing parties. In cases where quoted market prices are not available, fair value is based on estimates using present value or other valuation techniques. Many of the Company's assets and liabilities subject to the disclosure requirements are not actively traded, requiring fair values to be estimated by management using present value or other valuation techniques. These techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumptions could cause these estimates to vary materially. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in the immediate settlement of the instruments.

         Although insurance contracts, other than policies such as annuities that are classified as investment contracts, are specifically exempted from the disclosure requirements, estimated fair value of policy reserves on life insurance contracts is provided to make the fair value disclosures more meaningful.

         The tax ramifications of the related unrealized gains and losses can have a significant effect on fair value estimates and have not been considered in the estimates.

         The following methods and assumptions were used by the Company in estimating its fair value disclosures:

              Fixed maturity and equity securities: The fair value for fixed maturity securities is based on quoted market prices, where available. For fixed maturity securities not actively traded, fair value is estimated using values obtained from independent pricing services or, in the case of private placements, is estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments. The fair value for equity securities is based on quoted market prices.

              Mortgage loans on real estate: The fair value for mortgage loans on real estate is estimated using discounted cash flow analyses, using interest rates currently being offered for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations. Fair value for mortgages in default is the estimated fair value of the underlying collateral.

              Policy loans, short-term investments and cash: The carrying amount reported in the balance sheets for these instruments approximates their fair value.

              Separate Account assets and liabilities: The fair value of assets held in Separate Accounts is based on quoted market prices. The fair value of liabilities related to Separate Accounts is the amount payable on demand, which includes certain surrender charges.

              Investment contracts: The fair value for the Company's liabilities under investment type contracts is disclosed using two methods. For investment contracts without defined maturities, fair value is the amount payable on demand. For investment contracts with known or determined maturities, fair value is estimated using discounted cash flow analysis. Interest rates used are similar to currently offered contracts with maturities consistent with those remaining for the contracts being valued.

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
        (a wholly owned subsidiary of Nationwide Life Insurance Company)

                    Notes to Financial Statements, Continued


              Policy reserves on life insurance contracts: The estimated fair value is the amount payable on demand. Also included are disclosures for the Company's limited payment policies, which the Company has used discounted cash flow analyses similar to those used for investment contracts with known maturities to estimate fair value.

              Commitments to extend credit: Commitments to extend credit have nominal value because of the short-term nature of such commitments. See note 7.

         Carrying amount and estimated fair value of financial instruments subject to disclosure requirements and policy reserves on life insurance contracts were as follows as of December 31:



                                                          1997                     1996
                                                  ------------------------ -----------------------
                                                  Carrying    Estimated     Carrying    Estimated
                                                   amount     fair value     amount     fair value
                                                  ------------------------ -----------------------
Assets:
  Investments:
    Securities available-for-sale:
      Fixed maturity securities                   $796,919     $796,919     $648,076     $648,076
      Equity securities                             14,767       14,767       12,254       12,254
    Mortgage loans on real estate, net             218,852      229,881      150,997      152,496
    Policy loans                                       215          215          126          126
    Short-term investments                          18,968       18,968          492          492
  Cash                                               5,163        5,163        4,296        4,296
  Assets held in Separate Accounts                 891,101      891,101      486,251      486,251

Liabilities
  Investment contracts                             980,263      950,105       75,417       72,262
  Policy reserves on life insurance contracts        5,928        6,076        5,303        5,390
  Liabilities related to Separate Accounts         891,101      868,056      486,251      471,125

(7)      Risk Disclosures

         The following is a description of the most significant risks facing life insurers and how the Company mitigates those risks:

         Legal/Regulatory Risk: The risk that changes in the legal or regulatory environment in which an insurer operates will result in increased competition, reduced demand for a company's products, or create additional expenses not anticipated by the insurer in pricing its products. The Company mitigates this risk by operating throughout the United States, thus reducing its exposure to any single jurisdiction, and also by employing underwriting practices which identify and minimize the adverse impact of this risk.

         Credit Risk: The risk that issuers of securities owned by the Company or mortgagors on mortgage loans on real estate owned by the Company will default or that other parties which owe the Company money, will not pay. The Company minimizes this risk by adhering to a conservative investment strategy, by maintaining credit and collection policies and by providing for any amounts deemed uncollectible.

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
        (a wholly owned subsidiary of Nationwide Life Insurance Company)

                    Notes to Financial Statements, Continued

         Interest Rate Risk: The risk that interest rates will change and cause a decrease in the value of an insurer's investments. This change in rates may cause certain interest-sensitive products to become uncompetitive or may cause disintermediation. The Company mitigates this risk by charging fees for non-conformance with certain policy provisions, by offering products that transfer this risk to the purchaser, and/or by attempting to match the maturity schedule of its assets with the expected payouts of its liabilities. To the extent that liabilities come due more quickly than assets mature, an insurer would have to borrow funds or sell assets prior to maturity and potentially recognize a gain or loss.

         Financial Instruments with Off-Balance-Sheet Risk: The Company is a party to financial instruments with off-balance-sheet risk in the normal course of business through management of its investment portfolio. These financial instruments include commitments to extend credit in the form of loans. These instruments involve, to varying degrees, elements of credit risk in excess of amounts recognized on the balance sheets.

         Commitments to fund fixed rate mortgage loans on real estate are agreements to lend to a borrower, and are subject to conditions established in the contract. Commitments generally have fixed expiration dates or other termination clauses and may require payment of a deposit. Commitments extended by the Company are based on management's case-by-case credit evaluation of the borrower and the borrower's loan collateral. The underlying mortgage property represents the collateral if the commitment is funded. The Company's policy for new mortgage loans on real estate is to lend no more than 75% of collateral value. Should the commitment be funded, the Company's exposure to credit loss in the event of nonperformance by the borrower is represented by the contractual amounts of these commitments less the net realizable value of the collateral. The contractual amounts also represent the cash requirements for all unfunded commitments. Commitments on mortgage loans on real estate of $61,200 extending into 1998 were outstanding as of December 31, 1997. The Company also had $4,000 of commitments to purchase fixed maturity securities as of December 31, 1997.

         Significant Concentrations of Credit Risk: The Company grants mainly commercial mortgage loans on real estate to customers throughout the United States. The Company has a diversified portfolio with no more than 29% (31% in 1996) in any geographic area and no more than 3% (5% in 1996) with any one borrower as of December 31, 1997. As of December 31, 1997 37% (42% in 1996) of the remaining principal balance of the Company's commercial mortgage loan portfolio financed apartment building properties.


(8)      Pension Plan

         The Company is a participant, together with other affiliated companies, in a pension plan covering all employees who have completed at least one year of service. Benefits are based upon the highest average annual salary of a specified number of consecutive years of the last ten years of service. The Company funds an allocation of pension costs accrued for employees of affiliates whose work efforts benefit the Company.

         Effective January 1, 1995, the plan was amended to provide enhanced benefits for participants who met certain eligibility requirements and elected early retirement no later than March 15, 1995. The entire cost of the enhanced benefit was borne by NMIC and certain of its property and casualty insurance company affiliates.

         Effective December 31, 1995, the Nationwide Insurance Companies and Affiliates Retirement Plan was merged with the Farmland Mutual Insurance Company Employees' Retirement Plan and the Wausau Insurance Companies Pension Plan to form the Nationwide Insurance Enterprise Retirement Plan (the Retirement Plan). Immediately prior to the merger, the plans were amended to provide consistent benefits for service after January 1, 1996. These amendments had no significant impact on the accumulated benefit obligation or projected benefit obligation as of December 31, 1995.

         Pension costs charged to operations by the Company during the years ended December 31, 1997, 1996 and 1995 were $257, $189 and $214, respectively.

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
        (a wholly owned subsidiary of Nationwide Life Insurance Company)

                    Notes to Financial Statements, Continued

         The net periodic pension cost for the Retirement Plan as a whole for the years ended December 31, 1997 and 1996 and for the Nationwide Insurance Companies and Affiliates Retirement Plan as a whole for the year ended December 31, 1995 follows:

                                                                                   1997             1996              1995
                                                                                   ----             ----              ----
              Service cost (benefits earned during the period)                   $  77,303       $  75,466       $  64,524
              Interest cost on projected benefit obligation                        118,556         105,511          95,283
              Actual return on plan assets                                        (327,965)       (210,583)       (249,294)
              Net amortization and deferral                                        196,366         101,795         143,353
                                                                                 ---------       ---------       ---------
                                                                                 $  64,260       $  72,189       $  53,866
                                                                                 =========       =========       =========

         Basis for measurements, net periodic pension cost:

                                                                                      1997              1996              1995
                                                                                      ----              ----              ----
              Weighted average discount rate                                         6.50%             6.00%             7.50%
              Rate of increase in future compensation levels                         4.75%             4.25%             6.25%
              Expected long-term rate of return on plan assets                       7.25%             6.75%             8.75%

         Information regarding the funded status of the Retirement Plan as a whole as of December 31, 1997 and 1996 follows:

                                                                                    1997             1996
                                                                                    ----             ----
              Accumulated benefit obligation:
                Vested                                                           $1,547,462       $1,338,554
                Nonvested                                                            13,531           11,149
                                                                                 ----------       ----------
                                                                                 $1,560,993       $1,349,703
                                                                                 ==========       ==========

              Net accrued pension expense:
                Projected benefit obligation for services rendered to date       $2,033,761       $1,847,828
                Plan assets at fair value                                         2,212,848        1,947,933
                                                                                 ----------       ----------
                  Plan assets in excess of projected benefit obligation             179,087          100,105
                Unrecognized prior service cost                                      34,658           37,870
                Unrecognized net gains                                             (330,656)        (201,952)
                Unrecognized net asset at transition                                 33,337           37,158
                                                                                 ----------       ----------
                                                                                 $  (83,574)      $  (26,819)
                                                                                 ==========       ==========

         Basis for measurements, funded status of plan:

                                                                    1997       1996
                                                                    ----       ----
              Weighted average discount rate                        6.00%     6.50%
              Rate of increase in future compensation levels        4.25%     4.75%

         Assets of the Retirement Plan are invested in group annuity contracts of NLIC and Employers Life Insurance Company of Wausau, an affiliate.

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
        (a wholly owned subsidiary of Nationwide Life Insurance Company)

                    Notes to Financial Statements, Continued


(9)      Postretirement Benefits Other Than Pensions

         In addition to the defined benefit pension plan, the Company, together with other affiliated companies, participates in life and health care defined benefit plans for qualifying retirees. Postretirement life and health care benefits are contributory and generally available to full time employees who have attained age 55 and have accumulated 15 years of service with the Company after reaching age 40. Postretirement health care benefit contributions are adjusted annually and contain cost-sharing features such as deductibles and coinsurance. In addition, there are caps on the Company's portion of the per-participant cost of the postretirement health care benefits. These caps can increase annually, but not more than three percent. The Company's policy is to fund the cost of health care benefits in amounts determined at the discretion of management. Plan assets are invested primarily in group annuity contracts of NLIC.

         The Company elected to immediately recognize its estimated accumulated postretirement benefit obligation (APBO), however, certain affiliated companies elected to amortize their initial transition obligation over periods ranging from 10 to 20 years.

         The Company's accrued postretirement benefit expense as of December 31, 1997 and 1996 was $891 and $840, respectively, and the net periodic postretirement benefit cost (NPPBC) for 1997, 1996 and 1995 was $94, $78 and $66, respectively.

         Information regarding the funded status of the plan as a whole as of December 31, 1997 and 1996 follows:

                                                            1997           1996
                                                            ----           ----
Accrued postretirement benefit expense:
  Retirees                                               $  93,327      $  92,954
  Fully eligible, active plan participants                  31,580         23,749
  Other active plan participants                           112,951         83,986
                                                         ---------      ---------
    Accumulated postretirement benefit obligation          237,858        200,689
  Plan assets at fair value                                 69,165         63,044
                                                         ---------      ---------
    Plan assets less than accumulated postretirement
      benefit obligation                                  (168,693)      (137,645)
   Unrecognized transition obligation of affiliates          1,481          1,654
   Unrecognized net gains                                    1,576        (23,225)
                                                         ---------      ---------
                                                         $(165,636)     $(159,216)
                                                         =========      =========

         The amount of NPPBC for the plan as a whole for the years ended December 31, 1997, 1996 and 1995 was as follows:

                                                   1997          1996         1995
                                                   ----          ----         ----
Service cost (benefits attributed to employee
  service during the year)                        $ 7,077      $ 6,541      $ 6,235
Interest cost on accumulated postretirement
  benefit obligation                               14,029       13,679       14,151
Actual return on plan assets                       (3,619)      (4,348)      (2,657)
Amortization of unrecognized transition
  obligation of affiliates                            173          173        2,966
Net amortization and deferral                        (528)       1,830       (1,619)
                                                  -------      -------      -------
                                                  $17,132      $17,875      $19,076
                                                  =======      =======      =======

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
        (a wholly owned subsidiary of Nationwide Life Insurance Company)

                    Notes to Financial Statements, Continued


         Actuarial assumptions used for the measurement of the APBO as of December 31, 1997, 1996 and 1995 and the NPPBC for 1997, 1996 and 1995
         were as follows:

                                                                  1997      1996       1995
                                                                  ----      ----       ----
APBO:
  Discount rate                                                   6.70%      7.25%      6.75%
  Assumed health care cost trend rate:
      Initial rate                                               12.13%     11.00%     11.00%
      Ultimate rate                                               6.12%      6.00%      6.00%
      Uniform declining period                                12 Years   12 Years   12 Years

NPPBC:
  Discount rate                                                   7.25%      6.65%      8.00%
  Long term rate of return on plan assets, net of tax             5.89%      4.80%      8.00%
  Assumed health care cost trend rate:
      Initial rate                                               11.00%     11.00%     10.00%
      Ultimate rate                                               6.00%      6.00%      6.00%
      Uniform declining period                                12 Years   12 Years   12 Years

         For the plan as a whole, a one percentage point increase in the assumed health care cost trend rate would increase the APBO as of December 31, 1997 by $410 and the NPPBC for the year ended December 31, 1997 by $46.


(10)     Regulatory Risk-Based Capital and Dividend Restriction

         Ohio, the Company's state of domicile, imposes minimum risk-based capital requirements that were developed by the NAIC. The formulas for determining the amount of risk-based capital specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of the company's regulatory total adjusted capital, as defined by the NAIC, to its authorized control level risk-based capital, as defined by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. The Company exceeds the minimum risk-based capital requirements.

         The statutory capital shares and surplus of the Company as reported to regulatory authorities as of December 31, 1997, 1996 and 1995 was $74,820, $71,390 and $54,978, respectively. The statutory net income of the Company as reported to regulatory authorities for the years ended December 31, 1997, 1996 and 1995 was $7,446, $670 and $8,023,
         respectively.

         The Company is limited in the amount of shareholder dividends it may pay without prior approval by the Department. As of December 31, 1997, the maximum amount available for dividend payment from the Company to its shareholder without prior approval of the Department was $7,482.

         The Company currently does not expect such regulatory requirements to impair its ability to pay operating expenses and stockholder dividends in the future.

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
        (a wholly owned subsidiary of Nationwide Life Insurance Company)

                    Notes to Financial Statements, Continued


(11)     Transactions With Affiliates

         The Company leases office space from NMIC and certain of its subsidiaries. For the years ended December 31, 1997, 1996 and 1995, the Company made lease payments to NMIC and its subsidiaries of $703, $410 and $287, respectively.

         Pursuant to a cost sharing agreement among NMIC and certain of its direct and indirect subsidiaries, including the Company, NMIC provides certain operational and administrative services, such as sales support, advertising, personnel and general management services, to those subsidiaries. Expenses covered by this agreement are subject to allocation among NMIC, the Company and other affiliates. Amounts allocated to the Company were $2,564, $2,682 and $2,596 in 1997, 1996 and 1995, respectively. The allocations are based on techniques and procedures in accordance with insurance regulatory guidelines. Measures used to allocate expenses among companies include individual employee estimates of time spent, special cost studies, salary expense, commissions expense and other methods agreed to by the participating companies that are within industry guidelines and practices. The Company believes these allocation methods are reasonable. In addition, the Company does not believe that expenses recognized under the inter-company agreements are materially different than expenses that would have been recognized had the Company operated on a stand alone basis. Amounts payable to NMIC from the Company under the cost sharing agreement were $4,981 and $2,275 as of December 31, 1997 and 1996, respectively.

         Effective December 31, 1996, the Company entered into an intercompany reinsurance agreement with NLIC whereby certain inforce and subsequently issued fixed individual deferred annuity contracts are ceded on a 100% coinsurance with funds withheld basis. On December 31, 1997, the agreement was amended to a modified coinsurance basis. Under modified coinsurance agreements, invested assets and liabilities for future policy benefits are retained by the ceding company and net investment earnings on the invested assets are paid to the assuming company. Under terms of the Company's agreement, the investment risk associated with changes in interest rates is borne by NLIC. Risk of asset default is retained by the Company, although a fee is paid by NLIC to the Company for the Company's retention of such risk. The agreement will remain inforce until all contract obligations are settled. The ceding of risk does not discharge the original insurer from its primary obligation to the contractholder. The Company believes that the terms of the modified coinsurance agreement are consistent in all material respects with what the Company could have obtained with unaffiliated parties. Amounts ceded to NLIC in 1997 are included in NLIC's results of operations for 1997 and include premiums of $300,617, net investment income of $57,072 and benefits, claims and other expenses of $343,426.

         Under the 100% coinsurance with funds withheld agreement, the Company recorded a liability equal to the amount due to NLIC as of December 31, 1996 for $679,571, which represents the future policy benefits of the fixed individual deferred annuity contracts ceded. In consideration for the initial inforce business reinsured, NLIC paid the Company $26,473 in commission and expense allowances which were applied to the Company's deferred policy acquisition costs as of December 31, 1996. No significant gain or loss was recognized as a result of the agreement.

         During 1997, the Company sold fixed maturity securities available-for-sale at fair value of $27,253 to NLIC. The Company recognized a $693 gain on the transactions.

         The Company and various affiliates entered into agreements with Nationwide Cash Management Company (NCMC), an affiliate, under which NCMC acts as common agent in handling the purchase and sale of short-term securities for the respective accounts of the participants. Amounts on deposit with NCMC were $18,968 and $492 as of December 31, 1997 and 1996, respectively, and are included in short-term investments on the accompanying balance sheets.

         Certain annuity products are sold through an affiliated company. Total commissions paid to the affiliate for the three years ended December 31, 1997 were $8,053, $14,644 and $5,949, respectively.

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
        (a wholly owned subsidiary of Nationwide Life Insurance Company)

                    Notes to Financial Statements, Continued


(12)     Segment Information

         The Company has three product segments: Variable Annuities, Fixed Annuities and Life Insurance. The Variable Annuities segment consists of annuity contracts that provide the customer with the opportunity to invest in mutual funds managed by an affiliated company and independent investment managers, with the investment returns accumulating on a tax-deferred basis. The Fixed Annuities segment consists of annuity contracts that generate a return for the customer at a specified interest rate, fixed for a prescribed period, with returns accumulating on a tax-deferred basis. The Fixed Annuities segment also includes the fixed option under the Company's variable annuity contracts. The Life Insurance segment consists of insurance products that provide a death benefit and may also allow the customer to build cash value on a tax-deferred basis. In addition, the Company reports corporate expenses and investments, and the related investment income supporting capital not specifically allocated to its product segments in a Corporate and Other segment. In addition, all realized gains and losses are reported in the Corporate and Other segment.

         The following table summarizes the revenues and income (loss) before federal income tax expense for the years ended December 31, 1997, 1996 and 1995 and assets as of December 31, 1997, 1996 and 1995, by segment.

                                                        1997             1996            1995
                                                        ----             ----            ----
Revenues:
   Variable Annuities                                $     9,950      $     4,591      $   2,927
   Fixed Annuities                                         7,752           51,643         50,056
   Life Insurance                                            182              165            185
   Corporate and Other                                     6,111            1,545            234
                                                     -----------      -----------      ---------
                                                     $    23,995      $    57,944      $  53,402
                                                     ===========      ===========      =========

Income (loss) before federal income tax expense:
   Variable Annuities                                $     7,267      $     1,094      $   1,196
   Fixed Annuities                                         3,202            5,156          5,633
   Life Insurance                                           (228)              (1)          (381)
   Corporate and Other                                     6,111            1,544            699
                                                     -----------      -----------      ---------
                                                     $    16,352      $     7,793      $   7,147
                                                     ===========      ===========      =========

Assets:
   Variable Annuities                                $   925,021      $   503,111      $ 267,097
   Fixed Annuities                                       989,116          787,682        643,313
   Life Insurance                                          2,228            2,597          2,665
   Corporate and Other                                    88,933           73,031         54,507
                                                     -----------      -----------      ---------
                                                     $ 2,005,298      $ 1,366,421      $ 967,582
                                                     ===========      ===========      =========